1999 Semi-Annual Report


                  ---------------------------------------------

                       Value Investing In Small Companies
                             For More Than 25 Years


                                      THE
                                     ROYCE
                                     FUNDS




                  ---------------------------------------------


                               ROYCE PREMIER FUND


                              ROYCE MICRO-CAP FUND

                            PENNSYLVANIA MUTUAL FUND

                               ROYCE SELECT FUND

                         ROYCE TRUST & GIFTSHARES FUND

                            ROYCE TOTAL RETURN FUND

                          ROYCE LOW-PRICED STOCK FUND

                             ROYCE OPPORTUNITY FUND



                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------


                              TWO DISTINCT MARKETS

  For more than 25 years, Royce & Associates has utilized a disciplined value approach to select small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.


MICRO-CAP

The micro-cap segment (companies with market caps less than $300 million) provides more choices (more than 6,200 companies), yet significant trading difficulties, limited trading volumes and high volatility. Therefore, we broadly diversify most of the Funds' portfolios investing in this segment by holding relatively smaller positions in most securities.


SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $300 million and $1.5 billion) is more efficient, with greater trading volumes and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

                          ---------------------------------------------------------------------
                                                PORTFOLIO APPROACH
                          ---------------------------------------------------------------------


                             Concentrated                       Broadly Diversified
---------------------------------------------------------------------------------------------
  Small-Cap Companies        Royce Premier Fund
-----------------------------------------------------------------------------------------------
  Small- and Micro-Cap       Royce Trust & GiftShares Fund      Pennsylvania Mutual Fund
  Companies                  Royce Select Fund                  Royce Total Return Fund
                                                                Royce Low-Priced Stock Fund
                                                                Royce Opportunity Fund
-----------------------------------------------------------------------------------------------
  Micro-Cap Companies                                           Royce Micro-Cap Fund



CONCENTRATED FUNDS

Royce Premier Fund - a portfolio whose top 35 holdings, selected almost exclusively from the upper tier of small-cap, represent approximately 80% of the portfolio's equities.

Royce Trust & GiftShares Fund (formerly named Royce GiftShares Fund) - a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

Royce Select Fund - a small- and micro-cap portfolio that incorporates an all-inclusive performance management fee.


BROADLY DIVERSIFIED FUNDS

Royce Micro-Cap Fund - a portfolio that selects companies with market capitalizations below $300 million that meet its pricing and valuation parameters.

Pennsylvania Mutual Fund - our flagship fund managed by Chuck Royce since 1973 that invests in small- and micro-cap companies.

Royce Total Return Fund - a small- and micro-cap portfolio that invests in dividend-paying companies.

Royce Low-Priced Stock Fund - a portfolio that invests primarily in small- and micro-cap companies trading at less than $15 per share at the time of purchase.

Royce Opportunity Fund (formerly named PMF II) a small- and micro-cap portfolio incorporating an opportunistic value approach, managed by Buzz Zaino.

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT REFERENCE GUIDE

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

For more than 25 years, our approach has focused on evaluating a company's current worth -- what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its current worth.

Letter to Our Shareholders: Reversal of Fortune...
Why Small Caps, Why Now                                                      2
--------------------------------------------------------------------------------
A Recounting of an Idea                                                     10
--------------------------------------------------------------------------------
Fund Focus: Concentration -- Less Is More                                   12
--------------------------------------------------------------------------------
Performance Highlights                                                      13
--------------------------------------------------------------------------------
Performance and Portfolio Review:
Royce Premier Fund, Royce Micro-Cap Fund,
Pennsylvania Mutual Fund, Royce Select Fund,
Royce Trust & GiftShares Fund,
Royce Total Return Fund, Royce Low-Priced Stock Fund,
Royce Opportunity Fund                                                      14
--------------------------------------------------------------------------------
Updates and Notes: What's New on Our Website
(www.roycefunds.com) and a Y2K Update                                       30
--------------------------------------------------------------------------------
Schedules of Investments and Other
Financial Statements                                                        31
--------------------------------------------------------------------------------
Postscript: Funny Business                                   Inside Back Cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through June 30, 1999
--------------------------------------------------------------------------------

                                2ND QUARTER  YEAR-TO-DATE                                            FROM       INCEPTION
FUND                              1999**       1999**       1-YEAR        3-YEAR       5-YEAR      INCEPTION      DATE
-------------------------------------------------------------------------------------------------------------------------
Royce Premier Fund                21.0%         7.0%         5.3%         14.1%        14.3%        14.0%       12/31/91
-------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Fund*             22.6          2.8         -6.6           8.8         12.2         14.9        12/31/91
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Mutual Fund*         19.5          5.2          0.7          13.5         13.5         15.9         6/30/73
-------------------------------------------------------------------------------------------------------------------------
Royce Select Fund                 27.7         22.4          n/a           n/a          n/a         32.0**      11/18/98
-------------------------------------------------------------------------------------------------------------------------
Royce Trust & GiftShares Fund*    33.7         16.5         23.0          24.3          n/a         25.3        12/27/95
-------------------------------------------------------------------------------------------------------------------------
Royce Total Return Fund           12.3          1.9         -0.5          13.2         17.3         15.4        12/15/93
-------------------------------------------------------------------------------------------------------------------------
Royce Low-Priced Stock Fund       26.6         14.4          1.6          12.2         17.6         15.0        12/15/93
-------------------------------------------------------------------------------------------------------------------------
Royce Opportunity Fund            31.2         15.3         12.4           n/a          n/a         17.9        11/19/96
-------------------------------------------------------------------------------------------------------------------------
Russell 2000                      15.6          9.3          1.5          11.2         15.4
-------------------------------------------------------------------------------------------------------------------------

  Pennsylvania Mutual Fund's 10-year average annual total return for the period ended 6/30/99 was 11.0%.

 *Investment Class

**Not annualized

[photo: Charles M. Royce]

[caption]
Charles M. Royce, President

[sidebar]

The second-quarter rally represents a remarkable comeback. It really began in late March, and I think it's an extension of what happened following the low on October 8, 1998. In fact, the Russell 2000 was up 48.9% from October 8 through June 30, while the S&P 500 was up 44.4% over the same period. I think many people aren't aware of this recent period of small-cap outperformance -- their attention is focused on year-to-date results.

[end sidebar]

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon graphic: Dual scene: Scene 1--Depressed people hiding under a table, first quarter fund chart showing downward trend. Scene 2--Ecstatic people dancing on the table with results of second quarter.]

Hank Blaustein 1999

REVERSAL OF FORTUNE

What an interesting six months! At the end of 1999's first quarter, the best thing investors could say about the small-cap sector was that it was analogous to one's brother-in-law -- a question mark backed by hope. But after a poor start in both an absolute and relative sense, small-cap securities reversed their fortunes


[bar chart]
--------------------------------------------------------------------------------
                   AFTER WEAK 1ST QUARTER, SMALL-CAPS SOAR IN
              2ND QUARTER, INTERNET STOCKS SINK, LARGE-CAPS SIMMER
--------------------------------------------------------------------------------

                Russell       S&P        Nasdaq       DJ Internet
                 2000         500      Composite       Commerce
                 ----         ---      ---------       --------
1st Quarter       -5.4%       5.0%       12.3%            55.9%
2nd Quarter       15.6%       7.1%        9.1%           -2.1%

[end bar chart]

2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 in the second quarter by outperforming their large-company counterparts for the first time since the third quarter of 1997. Perhaps the attitudes of those who thought portfolio diversification wasn't necessary were reversed as well. Although small-caps did not quite catch large-caps on a year-to-date performance basis through June 30, 1999, the second quarter was as impressive for small-caps as the first quarter was dismal.

     As exciting as small-cap performance was in 1999's second quarter, it was the rise and fall of Internet stocks during the first six months that grabbed headlines and held investor attention. With the Dow Jones Internet Commerce Index up 55.9% in the first quarter alone, a return most investors would be happy with over three years, there were plenty of Internet stock market gains despite few real profits. Internet mania knew no bounds, impacting both large- and small-cap indices -- most notably, the Nasdaq Composite and the small-cap Russell 2000. The 53 Internet stocks in the Russell 2000 were up 54% on average in the first quarter; without these companies, the index, which was down 5.4%, would have been about 3% lower (Source: Frank Russell Co.). Although the Internet sector was still up significantly year-to-date through June 30, 1999, it was only after the second-quarter downturn (DJ Internet Commerce index was off 22.7% from its high on 4/13/99 through 6/30/99) that the Monopoly-money mentality began to subside. Like high school hoops hopefuls bypassing college and going directly to the NBA, many Internet companies at the close of their first day of trading skipped small-cap status and went directly to large-cap standing. One has to wonder about the long-term prospects for many of these companies.

[pull quote]

After a poor start in both an absolute and relative sense, small-cap securities reversed their fortunes in the second quarter by outperforming their large-company counterparts for the first time since the third quarter of 1997. Perhaps the attitudes of those who thought portfolio diversification wasn't necessary were reversed as well.

[end pull quote]


[pull quote]

Like high school hoops hopefuls bypassing college and going directly to the NBA, many Internet companies at the close of their first day of trading skipped small-cap status and went directly to large-cap standing. One has to wonder about the long-term prospects for many of these companies.

[end pull quote]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 3

[sidebar]

It seems to be a commonly held belief that large-cap stocks in general are currently overvalued and that small-caps in general are relatively undervalued, but I think that many large-caps are so overpriced that small-caps can't help but look attractive. The real issue for us is finding stocks whose absolute values are attractive to us -- stocks that are trading at a discount to their own value as a business, not at a discount to another company in another business in a different asset class.

[end sidebar]

--------------------------------------------------------------------------------
REPORTS OF VALUE'S DEATH

Whoever said rules are made to be broken had the first quarter in mind as it pertained to the relative performance of growth and value approaches inside small-cap. The traditional beacon during difficult times -- value investing -- was no help at all during the first quarter (more to the point, our Funds also performed poorly). The Russell 2000 Value index lost 9.7% versus a loss of 1.7% for the Russell 2000 Growth index, its worst relative comparison since the fourth quarter of 1979. It was also only the fourth time in the index's 20-year history (4Q'79, 4Q'89 and 4Q'94) that the small-cap value index underperformed the small-cap growth index during a down quarter. Fortunately, reports of the demise of value investing were premature. In the second quarter, the Russell 2000 Value index rebounded sharply, up 16.6% versus 14.8% for the Russell 2000 Growth index. Although value still trails growth year-to-date through June 30, 1999, over a longer and perhaps more meaningful period, i.e., since the May 22, 1996 small-cap peak, value has significantly outperformed growth (+42.8% versus +18.7%).

[pull quote]

The traditional beacon during difficult times -- value investing -- was no help at all during the first quarter. It was only the fourth time in the Russell 2000's 20-year history that the small-cap value index underperformed the small-cap growth index during a down quarter.

[end pull quote]

[sidebar]

When he stopped by our offices this summer (the only time it's easy to get a good table at a great restaurant in New York), the intrepid advisor asked us questions about our investment approach and the number of funds that we manage. Chuck Royce sat down with him to share his insights regarding these topics.

Since Royce focuses on small-company value investing, why offer so many funds that appear to do the same thing?

Let's not forget that small-cap is not only the largest -- with more than 8,000 names -- but also the most diverse sector of the domestic equity universe. As our Road Map on the inside cover shows, even with a very focused approach like ours, this diversity allows us to offer Funds whose portfolio selections and potential performance patterns may differ substantially. For example, we offer a Fund that focuses primarily on the upper end of the small-cap market, Royce Premier Fund, and one that invests in the lower end, Royce Micro-Cap Fund. While you may not expect differences in performance, history shows that significant variances have occurred between the small- and micro-cap sectors and among our Funds as well.

[end sidebar]

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

--------------------------------------------------------------------------------
WHO WOULD HAVE THOUGHT?

Our approach in the past regarding our performance discussion has been simple and direct, cartoons aside -- temper our enthusiasm when things go well and keep our chins up when they do not. In 1999, we have had opportunities to do both. Our performance through June 30, 1999 was influenced by our asset class, our investment style and our portfolio positions. Our first-quarter travails (each of the Royce Funds in this report were underwater and underperformed the Russell
2000) were matched by our second-quarter triumphs (each provided 12%+ quarterly returns, and all but one outperformed the Russell 2000).

     Especially noteworthy second quarter and year-to-date performances were turned in by Royce Trust & GiftShares Fund, our gifting and estate-planning portfolio; Royce Opportunity Fund, an opportunistic value fund managed by Buzz Zaino; and Royce Select Fund, our newest offering that incorporates an all-inclusive performance management fee. In addition, most of our Funds enjoyed a performance advantage over their benchmark for the three-year period ended June 30, 1999. For a complete review and discussion of individual fund results and risk profiles, see pages 14 -- 29.


[pull quote]

Who would have thought that most of our Funds would outperform in the dynamic second quarter and underperform during the difficult first quarter? We certainly didn't.

[end pull quote]

[line chart]

                 MICRO-CAP VS. SMALL-CAP PERFORMANCE COMPARISON
                    3-YEAR TRAILING PERFORMANCE DIFFERENTIAL


Data:                      Date     Return Spread
                          Dec-28      2.51%
                          Mar-29      1.05%
                          Jun-29     -1.16%
                          Sep-29     -4.10%
                          Dec-29     -1.99%
                          Mar-30      1.87%
                          Jun-30     -0.59%
                          Sep-30     -3.03%
                          Dec-30     -5.21%
                          Mar-31     -2.69%
                          Jun-31     -5.82%
                          Sep-31     -5.14%
                          Dec-31     -5.50%
                          Mar-32     -4.20%
                          Jun-32     -2.31%
                          Sep-32      1.58%
                          Dec-32      0.18%
                          Mar-33     -1.59%
                          Jun-33      9.45%
                          Sep-33     11.15%
                          Dec-33     13.50%
                          Mar-34     14.77%
                          Jun-34     14.38%
                          Sep-34     15.00%
                          Dec-34     19.92%
                          Mar-35     13.25%
                          Jun-35     13.90%
                          Sep-35      8.33%
                          Dec-35     19.53%
                          Mar-36     28.36%
                          Jun-36      2.82%
                          Sep-36      7.19%
                          Dec-36     14.21%
                          Mar-37     10.66%
                          Jun-37      8.91%
                          Sep-37      8.73%
                          Dec-37      6.43%
                          Mar-38      5.27%
                          Jun-38      9.43%
                          Sep-38      5.95%
                          Dec-38      0.21%
                          Mar-39     -4.54%
                          Jun-39     -4.80%
                          Sep-39     -0.17%
                          Dec-39     -6.74%
                          Mar-40     -8.82%
                          Jun-40     -7.66%
                          Sep-40     -8.06%
                          Dec-40     -8.08%
                          Mar-41     -5.17%
                          Jun-41     -6.83%
                          Sep-41     -4.04%
                          Dec-41     -4.45%
                          Mar-42     -0.53%
                          Jun-42      1.93%
                          Sep-42     -2.74%
                          Dec-42      2.25%
                          Mar-43     11.28%
                          Jun-43     17.58%
                          Sep-43     17.40%
                          Dec-43     15.85%
                          Mar-44     18.01%
                          Jun-44     21.74%
                          Sep-44     17.72%
                          Dec-44     26.95%
                          Mar-45     20.17%
                          Jun-45     24.84%
                          Sep-45     21.63%
                          Dec-45     25.34%
                          Mar-46     11.37%
                          Jun-46      9.75%
                          Sep-46      7.38%
                          Dec-46      9.07%
                          Mar-47      7.34%
                          Jun-47      3.43%
                          Sep-47      4.71%
                          Dec-47      3.43%
                          Mar-48      4.64%
                          Jun-48      3.36%
                          Sep-48      2.10%
                          Dec-48     -1.10%
                          Mar-49     -0.85%
                          Jun-49     -1.99%
                          Sep-49     -1.08%
                          Dec-49     -0.63%
                          Mar-50     -0.37%
                          Jun-50      0.69%
                          Sep-50      0.92%
                          Dec-50      1.78%
                          Mar-51     -0.31%
                          Jun-51     -1.29%
                          Sep-51     -0.85%
                          Dec-51      0.40%
                          Mar-52     -1.51%
                          Jun-52     -0.53%
                          Sep-52     -0.19%
                          Dec-52     -0.97%
                          Mar-53     -1.13%
                          Jun-53     -0.94%
                          Sep-53     -1.99%
                          Dec-53     -4.06%
                          Mar-54     -2.46%
                          Jun-54     -2.89%
                          Sep-54     -1.46%
                          Dec-54     -0.51%
                          Mar-55      0.58%
                          Jun-55      0.51%
                          Sep-55      1.55%
                          Dec-55      1.05%
                          Mar-56      0.79%
                          Jun-56      0.50%
                          Sep-56      1.19%
                          Dec-56      1.28%
                          Mar-57      1.23%
                          Jun-57      2.46%
                          Sep-57      2.46%
                          Dec-57      0.57%
                          Mar-58      0.59%
                          Jun-58      1.80%
                          Sep-58      1.28%
                          Dec-58      2.36%
                          Mar-59      2.37%
                          Jun-59      2.51%
                          Sep-59      3.08%
                          Dec-59      3.58%
                          Mar-60      3.59%
                          Jun-60      1.89%
                          Sep-60      1.67%
                          Dec-60      1.57%
                          Mar-61      0.60%
                          Jun-61     -0.45%
                          Sep-61     -0.82%
                          Dec-61     -0.40%
                          Mar-62      0.58%
                          Jun-62      1.18%
                          Sep-62      0.92%
                          Dec-62     -0.39%
                          Mar-63     -0.94%
                          Jun-63     -0.40%
                          Sep-63     -1.36%
                          Dec-63     -1.74%
                          Mar-64     -1.00%
                          Jun-64     -2.20%
                          Sep-64     -0.97%
                          Dec-64     -1.09%
                          Mar-65     -1.88%
                          Jun-65     -2.85%
                          Sep-65     -4.34%
                          Dec-65     -0.68%
                          Mar-66      1.85%
                          Jun-66      1.82%
                          Sep-66      1.23%
                          Dec-66      1.24%
                          Mar-67      3.80%
                          Jun-67      7.49%
                          Sep-67      9.24%
                          Dec-67     10.23%
                          Mar-68     10.21%
                          Jun-68     14.98%
                          Sep-68     16.76%
                          Dec-68     15.44%
                          Mar-69     11.24%
                          Jun-69     10.64%
                          Sep-69      8.65%
                          Dec-69      8.85%
                          Mar-70      6.35%
                          Jun-70      2.20%
                          Sep-70      0.17%
                          Dec-70     -2.66%
                          Mar-71     -1.56%
                          Jun-71     -5.13%
                          Sep-71     -5.84%
                          Dec-71     -7.22%
                          Mar-72     -5.51%
                          Jun-72     -5.71%
                          Sep-72     -4.97%
                          Dec-72     -5.61%
                          Mar-73     -5.90%
                          Jun-73     -5.97%
                          Sep-73     -6.50%
                          Dec-73     -5.57%
                          Mar-74     -5.66%
                          Jun-74     -3.80%
                          Sep-74     -3.49%
                          Dec-74     -5.06%
                          Mar-75     -4.37%
                          Jun-75     -4.54%
                          Sep-75     -3.17%
                          Dec-75     -2.76%
                          Mar-76     -0.19%
                          Jun-76     -0.71%
                          Sep-76     -0.56%
                          Dec-76      1.37%
                          Mar-77     -0.19%
                          Jun-77     -1.22%
                          Sep-77     -0.23%
                          Dec-77      5.14%
                          Mar-78      3.18%
                          Jun-78      4.62%
                          Sep-78      6.12%
                          Dec-78      4.92%
                          Mar-79      1.73%
                          Jun-79      3.74%
                          Sep-79      3.71%
                          Dec-79      3.47%
                          Mar-80      2.77%
                          Jun-80      2.60%
                          Sep-80      3.90%
                          Dec-80      2.83%
                          Mar-81      1.53%
                          Jun-81      2.19%
                          Sep-81      0.30%
                          Dec-81      2.62%
                          Mar-82      2.78%
                          Jun-82      2.26%
                          Sep-82      1.46%
                          Dec-82      2.22%
                          Mar-83      3.15%
                          Jun-83      5.83%
                          Sep-83      3.55%
                          Dec-83      3.23%
                          Mar-84      1.77%
                          Jun-84     -1.38%
                          Sep-84     -1.98%
                          Dec-84     -3.79%
                          Mar-85     -4.32%
                          Jun-85     -5.32%
                          Sep-85     -3.24%
                          Dec-85     -4.93%
                          Mar-86     -5.80%
                          Jun-86     -7.21%
                          Sep-86     -7.36%
                          Dec-86     -7.98%
                          Mar-87     -9.05%
                          Jun-87     -7.35%
                          Sep-87     -6.76%
                          Dec-87     -6.02%
                          Mar-88     -6.15%
                          Jun-88     -5.93%
                          Sep-88     -5.94%
                          Dec-88     -5.43%
                          Mar-89     -5.45%
                          Jun-89     -6.13%
                          Sep-89     -6.80%
                          Dec-89     -7.17%
                          Mar-90     -6.70%
                          Jun-90     -7.28%
                          Sep-90     -6.13%
                          Dec-90     -8.23%
                          Mar-91     -7.24%
                          Jun-91     -6.37%
                          Sep-91     -7.19%
                          Dec-91     -7.53%
                          Mar-92     -3.51%
                          Jun-92     -3.40%
                          Sep-92     -2.98%
                          Dec-92     -1.00%
                          Mar-93      0.50%
                          Jun-93      0.44%
                          Sep-93      1.04%
                          Dec-93      4.85%
                          Mar-94      3.19%
                          Jun-94      3.19%
                          Sep-94      2.83%
                          Dec-94      3.06%
                          Mar-95     -0.12%
                          Jun-95      1.57%
                          Sep-95      3.28%
                          Dec-95      0.94%
                          Mar-96      0.30%
                          Jun-96      1.89%
                          Sep-96      1.20%
                          Dec-96      0.66%
                          Mar-97      0.61%
                          Jun-97     -2.13%
                          Sep-97      0.03%
                          Dec-97      0.40%
                          Mar-98     -1.04%
                          Jun-98     -2.42%
                          Sep-98     -4.19%
                          Dec-98     -3.42%

[end line chart]

*The above chart reflects the divergence of historical 3-year trailing average annual total returns of micro-cap (CRSP 9-10 Composite) vs. small-cap (CRSP 6-8 Composite) stocks through 12/31/98. Each point on the line above zero indicates a period of micro-cap outperformance, and those below zero indicate small-cap outperformance for that trailing 3-year period.

[sidebar]

Do all of the Funds invest in either the small- or micro-cap sectors?

Not necessarily. While two of our Funds invest in either small- or micro-cap stocks, our other Funds have the flexibility to invest in both segments. A number of our Funds also have specific objectives that differentiate their selections. For example, Royce Total Return Fund looks for companies that pay dividends, while Royce Low-Priced Stock Fund focuses on companies whose stock price is below $15 at the time of investment.

[end sidebar]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 5

[sidebar]

The full decades in which the CRSP 6-10 outperformed the S&P 500 -- the '30s, '40s, '60s and '70s -- were average to low-return periods, while the decades in which it trailed -- the '50s, '80s and '90s -- were high-return periods. We think this is encouraging for small-cap investing today, as we believe that the market as a whole has entered a lower-return period.

[end sidebar]

--------------------------------------------------------------------------------
SAME AS IT EVER WAS

     Performance snapshots can be misleading. As the name implies, a snapshot is a picture that depicts performance at a single moment in time. It says nothing about periods preceding or following the snapshot. The old adage, "Past performance is no guarantee of future results," can be seen in the following:

   ------------------------------         ------------------------------
   PUT ALL MY MONEY IN SMALL-CAP?         PUT ALL MY MONEY IN LARGE-CAP?
    Average Annual Total Returns           Average Annual Total Returns
   ------------------------------         ------------------------------
           Periods Ended 9/30/95                  Periods Ended 6/30/99
          -----------------------                -----------------------
          Russell 2000    S&P 500                Russell 2000    S&P 500
3-Year       19.0%         15.0%        3-Year      11.2%         29.1%
5-Year       21.7%         17.2%        5-Year      15.4%         27.9%

     While the period leading up to and including performance through 9/30/95 was a terrific time for small-cap investing, the period since has clearly favored large-caps. Despite seemingly strong evidence in 1995 and again today, investing based on a performance snapshot may be dangerous.

     With all due respect to John Maynard Keynes's famous dictum, "The long run is a misleading guide to current affairs because in the long run we are all dead," we believe that the long run offers useful insight, especially when examining shorter-term performance periods. We've recently completed an internal analysis that has revealed some interesting points regarding long-term small-cap performance. We examined small-cap returns (CRSP 6-10, Center for Research in Security Prices) and S&P 500 returns from the '30s through the '90s and discovered that the '90s are no different than any other decade. Small-cap has had both a period of outperformance and a period of underperformance during each 10-year time horizon.

[sidebar]

Does it make sense to own more than one Royce Fund?

We think it could for some investors, partly because the small-cap world is so diverse and partly because investors have different goals and levels of risk tolerance. Someone may want a Fund such as Royce Total Return Fund or Pennsylvania Mutual Fund, which have historically exhibited relatively lower volatility, but also want some exposure to a Fund that's more aggressive, such as Royce Low-Priced Stock Fund or Royce Opportunity Fund. For those interested in college funding or estate-planning, we offer Royce Trust & GiftShares Fund. We also recently developed a performance-fee based fund, Royce Select Fund, for high net-worth investors.

If each Fund is different, why are you including all of them in the same semi-annual report?

First, while each Fund focuses on a different aspect of small-cap investing, we use a common value approach to security selection. Second, many shareholders own more than one Royce Fund, and we want to make sure that everyone is aware of the range of funds that we offer.

How did you develop your investment approach?

Our approach grew out of a fear of losing our shareholders' money, as well as our own. When I became associated with Pennsylvania

[end sidebar]

6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

What we also found was that small-caps outperformed large-caps for at least a six-year period inside each decade, including the '90s. Many investors forget that the early '90s were a very successful period for small-caps.

     The full decades in which the CRSP 6-10 outperformed the S&P 500 -- the '30s, '40s, '60s and '70s -- were average to low-return periods, while the decades in which it trailed -- the '50s, '80s and '90s -- were high-return periods. We think this is encouraging for small-cap investing today, because we believe that the market as a whole has entered a lower-return period.

-----------------------------------------------    ----------------------
                                                     6-YEAR TOTAL RETURN
INTRA-DECADE SMALL-CAP OUTPERFORMANCE PERIODS       RESULTS FOR SMALL-CAP
 6-YEAR CUMULATIVE OUTPERFORMANCE BY DECADE        OUTPERFORMANCE PERIODS
-----------------------------------------------    ----------------------
                                                   CRSP 6-10     S&P 500
       '90-'99      9/30/90 - 9/30/96                223.9%       165.7%
       '80-'89       3/1/80 - 3/31/86                281.6        211.1
       '70-'79     12/31/73 - 12/31/79               261.9         46.5
       '60-'69     12/31/62 - 12/31/68               315.7         99.0
       '50-'59      9/30/53 - 9/30/59                222.5        205.6
       '40-'49      6/30/40 - 6/30/46                517.1        158.3
       '30-'39     12/31/30 - 12/31/36               243.1         59.7


                     YEAR BY YEAR
Bar points indicate beginning and ending periods of 6-year small-cap outperformance

--------------------------------------------------------------------------------
                          CUMULATIVE RESULTS BY DECADE
--------------------------------------------------------------------------------

              1930's     1940's     1950's    1960's     1970's     1980's    1990's
CRSP 6-10     47.7%      328.9%     438.3%    218.8%     150.1%     304.7%    244.7%
S&P 500        2.3       138.7      483.3     112.3       76.5      401.5     394.7

[sidebar]

Mutual Fund -- first as a consultant and then in June 1973 as the manager -- I focused, like a lot of investors, more on style than substance when selecting securities. After a very difficult 1973 and 1974, I asked myself, "How can I try to avoid losing money in the equity markets?" It was then that I developed the approach that in essence the firm still uses today, one which looks for attractive balance sheets, high internal rates of return and established records of generating "free cash flow." Obviously an investor can lose money, but we wanted to try to manage some of the risks of investing.

Was risk management as important a factor then as it is today?

Absolutely. Historically, small-company investors have had to deal with higher-than-average levels of volatility. Conventional wisdom held that if you wanted high returns from small-cap stocks, you had to take greater risks. We believed, however, that our disciplined value approach could effectively reduce risk without sacrificing long-term returns. This idea is as important today as it was then. There are, of course, different methods of measuring whether we have been successful in reducing volatility for the Funds. For example, standard deviation is often used to


[end sidebar]
                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 7

[sidebar]

Notwithstanding the current small-cap rally, we are finding what we believe are attractively priced companies. We did some internal research recently that examined small-cap valuations on an earnings yield basis. The results indicate to us that, adjusting for interest rates and allowing for the recent small-cap rally, small-caps are still very attractively valued.

[end sidebar]

[cartoon graphic: Large parade of people carrying "Small Caps" banner]

Blaustein '99

WHY SMALL-CAPS, WHY NOW!

The last several years of small-cap underperformance have led many financial commentators to suggest that the world has changed and that the small-cap sector may not offer the return potential that it has in the past. We not only disagree with this, but believe that recent performance is very typical of past performance patterns, i.e., it has been cyclical and well within historical norms.

--------------------------------------------------------------------------------
               SMALL-CAP AND LARGE-CAP OUTPERFORMANCE BY QUINTILE
               ALL ROLLING 10-YEAR PERIODS FROM 1936 THROUGH 1998
--------------------------------------------------------------------------------

                     Range of       Total # of       Total # of      Percentage
                     Average        Periods when    Periods when     of Periods
10-Year Returns       Annual         CRSP 6-10         S&P 500        CRSP 6-10
by Quintile          Returns       Outperformed     Outperformed    Outperformed
1st Quintile       over 16.3%          10               41              20%
2nd Quintile       13.9 - 16.2         16               34              32
3rd Quintile        9.2 - 13.8         42                8              84
4th Quintile        6.4 - 9.1          45                6              88
5th Quintile       (3.7) - 6.3         39               12              76

[sidebar]

measure the extent of a fund's volatility. I am pleased that all but one of The Royce Funds (Royce Trust & GiftShares Fund is the lone exception) with a three-year history are in the best quintile (lowest deviation) of the 422 small-company objective funds tracked by Morningstar for standard deviation measurements for the three-year period ended June 30, 1999.

What kind of changes have affected the small-cap market since you began to manage Pennsylvania Mutual Fund?

When I began managing the Fund, small-caps were not recognized as a separate asset class. Regardless of investment approach, all small-cap portfolios -- of which there were few -- were categorized as "Aggressive Growth" by Lipper Analytical Services. So the most significant change by far is the way that small-cap has evolved into a professional asset class, with its own indices, analysts and institutional coverage. A direct result of this has been an increase in the number of small-cap funds and an extension of the effective market cap ceiling from $500 million at the beginning of the '90s to $1.5 billion today.

[end sidebar]

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

(l-r) Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino


     The performance table on page eight confirms what our earlier studies had shown -- large-caps have historically tended to outperform in high-return periods, while small-caps have outperformed during average and low-return periods.

     As satisfying as the second quarter small-cap rally was, we are even more encouraged by the performance of small-cap since the bottom last October. Not only did the Russell 2000 outperform the S&P 500 from the October 8, 1998 bottom through June 30, 1999 (+48.9% versus +44.4%), it did so during a period of rising interest rates -- Treasury bond yields were up more than 26% during the period! We think that in the current cycle, small-cap can keep leading the parade.

     As we enter what we believe will be a relatively low-return period for the market -- possibly for an extended time -- our confidence in small-cap value investing remains as high as ever.

     We appreciate your continued support of our work.

Sincerely,

[Signature Charles M. Royce]    [Signature W. Whitney George]    [Signature Jack E. Fockler, Jr.]
     Charles M. Royce                W. Whitney George                Jack E. Fockler, Jr.
        President                      Vice President                    Vice President

August 6, 1999


PS We invite you to visit our Website at www.roycefunds.com for up-to-date information on our Funds and our company. Your questions and comments are always welcome.

[sidebar]

How has the firm responded to these changes?

We now view the small- and micro-cap sectors as distinct segments, a distinction we first identified in the early '90s. We have developed investment approaches that we believe are appropriate for each, namely concentration in the upper tier and broader diversification in the lower tier.

What's next?

We're going to continue doing the same things we've done for the past 25 years -- look to invest in good companies that are substantially undervalued in the market.

* Standard deviation measures the range of performance within which a fund's monthly returns have fallen. The lower the standard deviation of the fund, the less volatile and more consistent the fund's monthly returns have been over the period. When the standard deviation of a fund is lower than that of its benchmark, the fund has been less volatile. The standard deviation for the Russell 2000 for the three-year period ended 6/30/99 was 20.70. Standard deviation measurements are historical in nature and are not necessarily predictive of future volatility.

[end sidebar]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 9

[sidebar]

The companies that we consider as investments for our Fund portfolios all have stories behind them, with plots that often resemble the twists and turns of a Victorian novel, featuring courageous heroes and virtuous heroines, unexpected appearances from mysterious strangers, terrible secrets revealed at the worst possible moment and (at least we always hope) a happy ending.

[end sidebar]

A RECOUNTING OF AN IDEA
--------------------------------------------------------------------------------

Prologue

Although we try to provide a lot of information about our investment approach, many investors want to know more about how we make specific investment decisions. A good example of how our selection process is designed to work is E.W. Blanch Holdings (NYSE: EWB). Primarily a reinsurance intermediary, the company works with insurance companies to place unwanted risk with reinsurers who can absorb that risk. In many ways, the business functions analogously to a securities brokerage. Insurance and reinsurance are businesses that we believe we know well, since our experience with them dates back many years.

Chapter One, In Which a Reinsurance Broker's IPO Attracts the Close Attention of Everyone at the Firm Known as Royce.

     E.W. Blanch enjoyed an excellent reputation as a reinsurance broker and was known to us even before the company's initial public offering in May, 1993. Many of its clients were companies whose stock we owned, which is how it initially came to our attention. At the time, E.W. Blanch had a strong balance sheet and solid prospects to grow as a business, two elements that must be present for us to take a second look at any company. Soon after the company went public with a successful IPO in 1993, we bought a small number of shares and began to watch more closely, something we occasionally do when we're interested, but not yet fully committed (think of it as dating).

Chapter Two, In Which the Need for Grace Under Pressure is Clearly Demonstrated to All.

     Although the CEO was (and remains) an energetic and talented recruiter and marketer, we had concerns about how well the firm would make the transition from private business to public company -- as we typically do when any primarily entrepreneurial business becomes publicly traded. Any business that goes through this process suddenly finds itself with a different set of very real partners. These new partners, the stockholders, are seldom shy about asking in-depth questions, offering suggestions or even complaining about the business on at least a quarterly basis, when a company posts its latest financial results. Not every business is prepared for this phenomenon. Even for a company that eventually handles these matters with grace, the passage usually begins less than smoothly as the company adjusts to this changing culture. And so it was at Blanch.

Chapter Three, In Which Trouble Rears Its Loathsome Head, as Reinsurance Premiums Decline, Institutional Attention Wanes and the Stock Price Languishes.

     Although E.W. Blanch came on the market as a micro-cap security, there was some institutional interest in the stock (which is not always the case with micro-caps). In what was then a declining market for reinsurance premiums, the firm told investors that it could grow at 20% per year, a target that proved to be more optimistic than the company could consistently deliver on a quarterly basis. From shortly after the offering through 1995, the stock languished as the initial expectations were dashed, and institutional investors grew timid.

* Past performance is no guarantee of future results. As of June 30, 1999, E.W. Blanch represented 2.7% of Royce Premier Fund's net assets, 1.0% of Pennsylvania Mutual Fund's net assets and was not held by the other Royce Funds in this report. There can be no assurance that this stock will be included in any Royce-managed fund in the future.

10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

Chapter Four, In Which a Period of Bumpy Growth for the Company Creates the Seemingly Paradoxical Consequence of Additional Buying Opportunities for Royce.

     Drawing encouragement from our ongoing conversations with Blanch's management, its solid balance sheet and sterling business reputation, we saw an opportunity. We continued to build our position in the stock from late 1993 through 1995 at prices ranging from $15-3/4 -- $22-3/8, prices that we estimated to be approximately 10 times earnings. However, there were important issues that tested our confidence. The company's overly optimistic short-term growth expectations at the outset, inconsistent growth and some substantial insider selling were all matters that made us re-examine our commitment. Yet we looked at both past and potential growth with a long-term perspective and saw a company that had been providing a 15% annualized growth rate, albeit in an admittedly bumpy fashion. Although E.W. Blanch was still a distant third among reinsurance brokers, we became increasingly convinced of its potential to close the gap. Our confidence seemed to grow in direct proportion to the indifference of our peers. When we describe the tendency of micro-cap stocks to fly beneath Wall Street's radar, companies such as E.W. Blanch are what we have in mind.

Chapter Five, In Which the Company's Innovations Move the Stock Price and the Business Forward, Causing All to Rejoice.

     An important but costly acquisition in 1995 kept the company's stock performance sluggish that year, but by 1996 its business profile began to turn around, especially in light of its participation in two highly significant innovations in their industry. It played an integral part in the formation of the California Earthquake Authority, with a $3.5 billion reinsurance placement in that state. It also developed a new plan to dramatically reduce an insurer's risk exposure to hurricane damage in Florida. We had established our position and remained patient, and by 1997, the stock price began to climb.

Chapter Six, In Which a Boutique Firm Evolves Into a Global Business Presence, Potentially Ensuring a Happy Ending for All.

     Today, the company is considered a major innovator in the reinsurance business, often acting more as a consultant dealing with such issues as risk management, than a broker. As of this writing, the stock is trading just below $65 per share, and E.W. Blanch has delivered on its potential, evolving from a small, boutique-style firm into a global business presence. During the years in which stock performance was disappointing, we stayed in touch with both management and clients, asking tough questions and thinking strategically along with them to determine where the business was headed. Obviously, we liked what we heard, but we also kept a close eye on the company's financial condition and how well it was functioning as a business.

Epilogue, In Which the Company of Royce is Most Pleased.

     Each time that we make a selection, our goal, not always attained, is to choose a stock of E.W. Blanch's caliber, a company whose stock price will eventually reflect its business strengths and potential. As pleased as we are with the progress that the company has made, the payoff would not have materialized if we hadn't shown patience and conviction.

[sidebar]

Our confidence seemed to grow in direct proportion to the indifference of our peers. When we describe the tendency of micro-cap stocks to fly beneath Wall Street's radar, companies such as E.W. Blanch are what we have in mind.

[end sidebar]

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 11

FUND FOCUS
--------------------------------------------------------------------------------

CONCENTRATION -- LESS IS MORE

     The story of small-cap in the 1990s has been the story of more -- more companies, more funds, more attention and more, i.e., higher, market caps. The small stock market cap ceiling has extended from $500 million at the beginning of the decade to the current level of $1.5 billion. This extension ensures that the small-cap universe now includes companies with established corporate cultures, not merely entrepreneurial enterprises. We would add that, as early as 1991, the increase in cap ceiling also created two distinct markets among smaller companies -- small-cap at the upper end, with market caps now between $300 million and $1.5 billion, and micro-cap at the lower end, with market caps below $300 million. We believe that as a result of these changes, portfolio concentration within small-cap is now a sensible strategy, enabling us to potentially do more with less.

     The rules for concentration vary in accordance with cap size. Concentration works differently for small-caps than it does with larger stocks, where it has been an established strategy for many years. While a concentrated large-cap stock portfolio typically contains 20 - 25 securities, we think that a corresponding small-cap portfolio can hold up to 50 positions. A concentrated large-cap portfolio with 20 securities may represent 50 - 75 lines of business. Conversely, the average small-cap company operates under a single line of business, so 50 stocks generally translates into 50 businesses. Add to this the disparity in each sector's number of securities: the large-cap world consists of 500 stocks, the small-cap world more than 8,000. While a portfolio of 20 securities represents 4% of the large-cap universe, 50 securities in a small-cap portfolio represents less than 1%.

     What, then, does it take to construct a concentrated small-cap portfolio? The security selection process intensifies, for one thing. We must act more as business analysts than as stock pickers, meaning that we develop deep knowledge about the company as a business, not simply as a stock. Our concerns about what a company does and how well they do it go beyond conversations with management to those with customers, suppliers and occasionally even competitors. Critical to this is our willingness to adopt a long-term perspective. Patience is a must not only because we are dealing with a limited number of names, but also because conviction must precede purchase. If this sounds familiar, it is because these standards are consistent with the way that we have been managing money since 1973.

     Does it work? One might expect a concentrated small-cap portfolio to potentially provide higher long-term returns, but also be subject to greater risk than a more diversified one. We wouldn't disagree, but the table below shows that our approach to concentration has not necessarily led to higher volatility.

     We offer three funds with concentrated portfolios: Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund. Each generally limits its portfolio to 50 or fewer stocks, and all seek to effectively manage risk without sacrificing returns. Royce Premier Fund makes its selections exclusively in small-cap's upper tier. Liquidity, institutional attention and research coverage are all higher in this sector than in the small-cap universe as a whole, so limiting our holdings is a suitable strategy for this open-end mutual fund. In Royce Trust & GiftShares Fund, we cull selections from both the small- and micro-cap sectors. The long-term nature of the Fund's account base leads to limited capital outflows and allows us to concentrate in the small-cap universe as a whole. Similarly, in Royce Select Fund, our offering for high net-worth individuals that focuses on both small- and micro-cap companies, the 2% redemption fee gives us more freedom to use a concentrated approach.

     We are pleased with the results of our concentrated portfolios so far, and firmly believe that concentration is an effective small-cap strategy.

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99                                3-YEAR VOLATILITY SCORES
                                                                               AS OF 6/30/99
-----------------------------------------------------------------------------------------------------
                                                 Since                    Standard        Morningstar
                Y-T-D      1-Year    3-Year      Inception*      Beta     Deviation       Risk Ratio
-----------------------------------------------------------------------------------------------------
Royce Premier    7.0%       5.3%     14.1%         14.0%         0.64       17.38            0.88
Fund
-----------------------------------------------------------------------------------------------------
Royce Trust &   16.5       23.0      24.3          25.3          0.68       23.02            0.86
GiftShares
Fund
-----------------------------------------------------------------------------------------------------
Royce Select    22.4       N/A       N/A           32.0          N/A        N/A              N/A
Fund
-----------------------------------------------------------------------------------------------------
Russell 2000     9.3        1.5      11.2          N/A           0.99       20.70
-----------------------------------------------------------------------------------------------------

The five year average annual total return for Royce Premier Fund as of June 30, 1999 was 14.3%

*Inception dates: Royce Premier Fund --12/31/91, Royce Trust & GiftShares Fund
  -- 12/27/95, Royce Select Fund -- 11/18/98 (Return not annualized.)

The Royce Funds invest primarily in securities of small- and/or micro-cap companies that may involve considerably more risk than investments in securities of large-cap companies (see "Primary Risks" in the Prospectus). See page 30 for definitions of beta, standard deviation and Morningstar risk ratio.

12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 Small-Cap      Small-Cap
                                                                                 1998 Peak     1996 Peak
                                                                        Y-T-D    4/21/98-        5/22/96-
                                                                        1999     6/30/99         6/30/99
-----------------------------------------------------------------------------------------------------------
RUSSELL 2000                                                              9.3%      -5.4%          31.0%
-----------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND     our concentrated small-cap portfolio that          7.0        1.9           45.8
                       invests in companies with market caps between
                       $300 million and $1.5 billion, outperformed
                       the Russell 2000 for the quarter, the
                       one-year and three-year periods ended June
                       30, 1999, and from the last two small-cap
                       market peaks. The Fund, whose average annual
                       total return since inception (12/31/91) was
                       14.0% as of June 30, 1999, is one of three
                       Royce Funds featured in this report's Fund
                       Focus.
-----------------------------------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND*  our diversified micro-cap portfolio,               2.8      -11.8           26.2
                       outperformed the Russell 2000 for the quarter
                       and the since inception (12/31/91) period
                       ended June 30, 1999. The Fund's strong
                       showing in the second quarter was part of an
                       overall rebound for micro-cap stocks, those
                       with market caps less than $300 million,
                       following a disappointing first quarter.
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL    our flagship Fund that combines both small-        5.2       -2.1           43.7
FUND*                  and micro-cap companies, outperformed the
                       Russell 2000 for the quarter and the three-,
                       15- and 20-year periods ended June 30, 1999.
                       The Fund was also ahead of its benchmark from
                       both the April 1998 and May 1996 small-cap
                       market peaks. Its average annual total return
                       since inception (6/30/73) was 15.9% as of
                       June 30, 1999.
-----------------------------------------------------------------------------------------------------------
ROYCE SELECT FUND      was up 27.7% for the quarter versus 15.6% for     22.4        N/A            N/A
                       the Russell 2000, and was up 22.4% for the
                       year-to-date period ended June 30, 1999
                       versus 9.3% for the index. A concentrated,
                       performance-fee fund for qualified clients of
                       registered investment advisors, Royce Select
                       Fund invests in a limited number of small-
                       and micro-cap companies using a disciplined
                       value approach. Although the Fund's tenure
                       has been brief, we are pleased with the
                       results so far; the Fund's cumulative return
                       since inception (11/18/98) was 32.0% as of
                       June 30, 1999.
-----------------------------------------------------------------------------------------------------------
ROYCE TRUST &          formerly named Royce GiftShares Fund,             16.5       18.9           92.3
GIFTSHARES FUND*       outperformed the Russell 2000 for the
                       quarter, the one-year, three-year and since
                       inception periods ended June 30, 1999. The
                       Fund also outperformed the Russell 2000 from
                       the April 1998 and May 1996 small-cap market
                       peaks. The Fund, our gifting and
                       estate-planning portfolio, invests in a
                       limited number of small- and micro-cap stocks
                       using a concentrated strategy. As of June 30,
                       1999, the Fund had an average annual total
                       return since inception (12/27/95) of 25.3%.
-----------------------------------------------------------------------------------------------------------
ROYCE TOTAL RETURN     one of the few mutual funds to focus on            1.9       -2.2           47.7
FUND                   dividend-paying small- and micro-cap
                       companies, outperformed the Russell 2000 for
                       the three-year, five-year and since inception
                       (12/15/93) periods ended June 30, 1999, as
                       well as from the April 1998 and May 1996
                       small-cap market peaks.
-----------------------------------------------------------------------------------------------------------
ROYCE LOW-PRICED       outperformed the Russell 2000 for the             14.4       -0.4           35.8
STOCK FUND             quarter, one-, three-, five-year and since
                       inception periods ended June 30, 1999. The
                       Fund also outperformed the index from the two
                       most recent small-cap market peaks. Royce
                       Low-Priced Stock Fund, which invests in
                       small- and micro-cap companies trading at
                       less than $15 per share at the time of
                       investment, remains one of only two
                       low-priced stock mutual funds.
-----------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY      managed by Buzz Zaino and formerly named PMF      15.3        6.1          N/A
FUND                   II, outperformed the Russell 2000 for the
                       quarter, the one-year and since inception
                       (11/19/96) periods. The Fund, which takes a
                       more opportunistic approach to small- and
                       micro-cap value investing, performed strongly
                       in the second quarter's small-cap rebound,
                       and was up 15.3% year-to-date for the period
                       ended June 30, 1999. Its average annual total
                       return since inception was 17.9%.

*All performance and risk information reflect Investment Class results. Shares of the Funds' Consultant Class bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class. See pages 14-29 for a complete discussion of performance returns.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 13

[sidebar]

WHAT WE DO

Royce Premier Fund (RPR), a concentrated portfolio, seeks long-term growth of capital. The Fund uses a value approach to invest in a limited number of small-cap companies with market capitalizations between $300 million and $1.5 billion. Royce generally looks to invest in companies that it considers "premier" -- those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below our estimate of their "current worth."

HOW WE DID

Royce Premier Fund's concentrated portfolio emerged from the first-quarter doldrums to enjoy the rewards of small-cap's second quarter comeback, up 21.0% in the last three months versus 15.6% for its benchmark, the small-cap oriented Russell 2000. Strong performance for small-cap in general and our own disciplined approach in particular contributed to the Fund's impressive second quarter. Many of RPR's recent successes were the result of our concentrated approach, with the Fund's top five winners accounting for virtually all of the Fund's total net realized and unrealized gains year-to-date. RPR also outperformed its benchmark for the one-year and three-year periods ended June 30, 1999. While the effects of the difficult first quarter left the Fund trailing the Russell 2000 for the year-to-date period, RPR was ahead of its benchmark from both the May 1996 (+45.8% vs. +31.0%) and the April 1998 (-1.9% vs. -5.4%) small-cap market peaks.

Year-to-date through June 30, 1999, the Fund benefited from solid performance by companies in the technology sector, where we began to increase our exposure during 1998's third-quarter downturn. Stocks in the industrial products, financial services and financial intermediaries sectors also fared well in the second quarter, giving the Fund broad participation in the small-cap rebound.

RPR has historically been one of Morningstar's "least volatile" funds as measured by beta and the Morningstar risk ratio.

[end sidebar]

ROYCE PREMIER FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                   21.0%
--------------------------------------------------------------------------------
Jan-June 1999*                                                          7.0
--------------------------------------------------------------------------------
1-Year                                                                  5.3
--------------------------------------------------------------------------------
3-Year                                                                 14.1
--------------------------------------------------------------------------------
5-Year                                                                 14.3
--------------------------------------------------------------------------------
Since Inception (12/31/91)                                             14.0
--------------------------------------------------------------------------------

*Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/31/91) Through 6/30/99
--------------------------------------------------------------------------------
                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
RPR                          14.0%                 10.6                   1.32
--------------------------------------------------------------------------------
Russell 2000                 14.1%                 15.7                   0.90
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce Premier Fund outperformed the Russell 2000 on a risk-adjusted basis.

[line chart]
--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

--------------------           --------------------
 5/22/96 -- 6/30/99             4/21/98 -- 6/30/99
--------------------           --------------------
RPR            45.8%           RPR            -1.9%
--------------------           --------------------
Russell 2000   31.0%           Russell 2000   -5.4%
--------------------           --------------------

Data         Date           Russell 2000
           12/31/95             0.00%
            1/31/96            -0.11%
            2/29/96             3.01%
            3/31/96             5.11%
            4/30/96            10.73%
            5/31/96            15.09%
            6/30/96            10.36%
            7/31/96             0.73%
            8/31/96             6.58%
            9/30/96            10.75%
           10/31/96             9.04%
           11/30/96            13.54%
           12/31/96            16.51%
            1/31/97            18.84%
            2/28/97            15.95%
            3/31/97            10.48%
            4/30/97            10.79%
            5/31/97            23.12%
            6/30/97            28.40%
            7/31/97            34.37%
            8/31/97            37.45%
            9/30/97            47.51%
           10/31/97            41.04%
           11/30/97            40.12%
           12/31/97            42.57%
            1/31/98            40.32%
            2/28/98            50.69%
            3/31/98            56.90%
            4/30/98            57.76%
            5/31/98            49.26%
            6/30/98            49.57%
            7/31/98            37.45%
            8/31/98            10.73%
            9/30/98            19.40%
           10/31/98            24.27%
           11/30/98            30.78%
           12/31/98            38.88%
            1/31/99            40.73%
            2/28/99            29.33%
            3/31/99            31.32%
            4/30/99            43.09%
            5/31/99            45.18%
            6/30/99            51.74%

[end line chart]

Royce Premier Fund outperformed the Russell 2000 from the 1996 and 1998 small-cap peaks.


[line chart]
--------------------------------------------------------------------------------
ROYCE PREMIER FUND VS. RUSSELL 2000  Value of $10,000 Invested on 12/31/91
--------------------------------------------------------------------------------

Data
                                  RPR            Rus. 2000
      quarter ended              Value             Value
           12/31/91             10,000            10,000
            3/31/92             10,160            10,750
            6/30/92             10,140            10,017
            9/30/92             10,440            10,303
           12/31/92             11,580            11,841
            3/31/93             12,125            12,346
            6/30/93             12,608            12,615
            9/30/93             12,923            13,718
           12/31/93             13,784            14,079
            3/31/94             13,891            13,704
            6/30/94             13,741            13,171
            9/30/94             14,258            14,085
           12/31/94             14,236            13,823
            3/31/95             14,851            14,460
            6/30/95             16,103            15,815
            9/30/95             16,807            17,378
           12/31/95             16,774            17,755
            3/31/96             17,339            18,662
            6/30/96             18,022            19,595
            9/30/96             18,469            19,662
           12/31/96             19,813            20,684
            3/31/97             20,041            19,613
            6/30/97             22,705            22,794
            9/30/97             24,837            26,186
           12/31/97             23,460            25,309
            3/31/98             25,726            27,852
            6/30/98             25,456            26,554
            9/30/98             21,762            21,206
           12/31/98             25,041            24,665
            3/31/99             22,137            23,328
            6/30/99             26,795            26,956

[end line chart]

Includes reinvestment of distributions.

14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                    RPR           Russell 2000
                    ---           ------------
2/12/92 -           0.0               -12.0
7/8/92
----------------------------------------------
3/18/94 -          -4.2               -12.3
12/9/94
----------------------------------------------
5/22/96 -          -6.4               -15.4
7/24/96
----------------------------------------------
1/22/97 -           0.3                -9.0
4/25/97
----------------------------------------------
10/13/97 -        -11.0               -11.3
1/12/98
----------------------------------------------
4/21/98 -         -26.9               -36.5
10/8/98
----------------------------------------------

[end line chart]

Royce Premier Fund outperformed the Russell 2000 during all six major downturns since its inception.

------------------------------------       ----------------------------------
PORTFOLIO DIAGNOSTICS                      TOP 10 POSITIONS   % of Net Assets
------------------------------------       ----------------------------------
Median Market Cap.      $772 million       Marshall Industries          3.8%
------------------------------------       ----------------------------------
Weighted Average P/E Ratio     15.7x       National Computer Systems    3.6
------------------------------------       ----------------------------------
Weighted Average P/B Ratio      2.0x       Florida Rock Industries      3.4
------------------------------------       ----------------------------------
Weighted Average Yield          1.1%       Charming Shoppes             3.1
------------------------------------       ----------------------------------
Fund Assets             $599 million       Zenith National Insurance    2.8
------------------------------------       ----------------------------------
Turnover Rate                    23%       Unifi                        2.8
------------------------------------       ----------------------------------
Symbol                         RYPRX       Gallagher (Arthur J.) & Co.  2.7
------------------------------------       ----------------------------------
                                           Avnet                        2.7
                                           ----------------------------------
                                           Blanch (E.W.) Holdings       2.7
                                            ----------------------------------
                                           Tom Brown                    2.7
                                           ----------------------------------

                                           The top 35 positions
                                           represented 86% of
                                           the equity portfolio
                                           as of 6/30/99.

-----------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                             % of Net Assets
-----------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment              22.5%
-----------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials,
Specialty Chemicals and Materials                                                              18.2
---------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                               12.1
--------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction     11.0
-------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing     10.4
------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                 7.3
-----------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                   4.6
----------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment              3.9
---------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing              2.3
--------------------------------------------------------------------------------------------
Cash & Cash Equivalents                                                                      7.7
------------------------------------------------------------------------------------------------

-----------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
-----------------------------------------
Comdisco                      $ 8,739,241
-----------------------------------------
Marshall Industries             8,643,571
-----------------------------------------
Florida Rock Industries         6,865,059
-----------------------------------------
Tom Brown                       5,928,859
-----------------------------------------
Charming Shoppes                5,918,494
-----------------------------------------
Combined Gain                 $36,095,224
-----------------------------------------

-----------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
-----------------------------------------
New England Business Service  $ 4,342,583
-----------------------------------------
Commerce Group                  4,021,910
-----------------------------------------
Gibson Greetings                3,884,587
-----------------------------------------
Trenwick Group                  3,260,016
-----------------------------------------
Chiron                          2,999,325
-----------------------------------------
Combined Loss                 $18,508,421
-----------------------------------------

Comdisco -- We re-evaluated this technology leasing firm earlier this year and learned that the second generation of this family-run business was doing a superb job unlocking the company's potential. It is not only dominating the technology leasing business, but is expanding into profitable Internet services as well.

Marshall Industries -- An "old favorite," this electronics distribution firm was battling against outdated industry practices that hindered its development and was coming off a disappointing earnings cycle when a larger company, Avnet, bought them. Our years of patience with the company and our belief in its innovative CEO paid off as Marshall was recognized for its superb value by an industry leader.

New England Business Service -- The stock price moved slightly ahead of what we believed the fundamentals of this business forms company could justify, and the firm then had trouble integrating some new acquisitions, both of which caused a decline in the stock price. However, with a talented CEO and new opportunities on the horizon, we are as enthusiastic as ever.

Commerce Group -- Excess capacity and the resulting fierce competition in the auto insurance industry (even in Massachusetts, where it had been dominant) created tough conditions for the company that were reflected in the stock price. Commerce Group has been buying back shares and aggressively expanding into new states, so we remain confident in the company's long-term prospects.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 15

[sidebar]

WHAT WE DO

Royce Micro-Cap Fund (RMC) seeks long-term growth of capital. The Fund uses a value approach to invest in a broadly diversified portfolio of micro-cap stocks, companies with market caps less than $300 million. We believe that the more volatile micro-cap sector, while often higher in risk, offers greater potential for higher returns than any other sector of the domestic equity marketplace.

HOW WE DID

Royce Micro-Cap Fund's broadly diversified portfolio came roaring back in 1999's second quarter -- up 22.6%. This strong showing was part of an overall rebound for micro-cap stocks. In what was truly a tale of two quarters, second-quarter performance was as impressive as the first quarter's was dismal. While RMC outperformed its benchmark, the small-cap oriented Russell 2000, in the second quarter, it remained behind on a year-to-date basis through June 30, 1999.

Companies in the technology, consumer products, industrial products and industrial services sectors all contributed to the Fund's gains through June 30, although technology's overall performance was mixed, with the Fund's largest net gains and losses coming from that sector. During 1998's third-quarter small-cap correction, we began to increase our exposure to this sector, taking advantage of what we believed were excellent purchase opportunities. It's not often that such stocks reach prices that are attractive to us.

While micro-cap stocks have endured some short-term performance disappointments, our confidence in the long-term performance potential of this volatile, but opportunity-laden sector of the small-cap universe is undiminished. RMC remains one of only a dozen micro-cap funds with more than seven years of performance history. Total assets as of June 30, 1999 were $135 million and the Fund's average annual total return since inception was 14.9%. This compares to a return of 14.1% for the Russell 2000.

[end sidebar]


ROYCE MICRO-CAP FUND+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                   22.6%
--------------------------------------------------------------------------------
Jan-June 1999*                                                          2.8
--------------------------------------------------------------------------------
1-Year                                                                 -6.6
--------------------------------------------------------------------------------
3-Year                                                                  8.8
--------------------------------------------------------------------------------
5-Year                                                                 12.2
--------------------------------------------------------------------------------
Since Inception (12/31/91)                                             14.9
--------------------------------------------------------------------------------

*Not annualized.


--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/31/91) Through 6/30/99
--------------------------------------------------------------------------------
                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
RMC                          14.9%                 13.4                   1.11
--------------------------------------------------------------------------------
Russell 2000                 14.1%                 15.7                   0.90
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce Micro-Cap Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

[line chart]
--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

--------------------           --------------------
 5/22/96 -- 6/30/99             4/21/98 -- 6/30/99
--------------------           --------------------
RPR            26.2%           RPR           -11.8%
--------------------           --------------------
Russell 2000   31.0%           Russell 2000   -5.4%
--------------------           --------------------

Data         Date           Russell 2000
           12/31/95             0.00%
            1/31/96            -0.11%
            2/29/96             3.01%
            3/31/96             5.11%
            4/30/96            10.73%
            5/31/96            15.09%
            6/30/96            10.36%
            7/31/96             0.73%
            8/31/96             6.58%
            9/30/96            10.75%
           10/31/96             9.04%
           11/30/96            13.54%
           12/31/96            16.51%
            1/31/97            18.84%
            2/28/97            15.95%
            3/31/97            10.48%
            4/30/97            10.79%
            5/31/97            23.12%
            6/30/97            28.40%
            7/31/97            34.37%
            8/31/97            37.45%
            9/30/97            47.51%
           10/31/97            41.04%
           11/30/97            40.12%
           12/31/97            42.57%
            1/31/98            40.32%
            2/28/98            50.69%
            3/31/98            56.90%
            4/30/98            57.76%
            5/31/98            49.26%
            6/30/98            49.57%
            7/31/98            37.45%
            8/31/98            10.73%
            9/30/98            19.40%
           10/31/98            24.27%
           11/30/98            30.78%
           12/31/98            38.88%
            1/31/99            40.73%
            2/28/99            29.33%
            3/31/99            31.32%
            4/30/99            43.09%
            5/31/99            45.18%
            6/30/99            51.74%

[end line chart]

Royce Micro-Cap Fund underperformed the Russell 2000 from the 1996 and 1998 small-cap peaks.

[line chart]
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND VS. RUSSELL 2000  Value of $10,000 Invested on 12/31/91
--------------------------------------------------------------------------------

Data
                                   RMC         Rus. 2000
      quarter ended              Value             Value
           12/31/91             10,000            10,000
            3/31/92             11,100            10,750
            6/30/92             10,700            10,017
            9/30/92             11,421            10,303
           12/31/92             12,941            11,841
            3/31/93             14,184            12,346
            6/30/93             14,207            12,615
            9/30/93             15,316            13,718
           12/31/93             16,004            14,079
            3/31/94             16,127            13,704
            6/30/94             15,855            13,171
            9/30/94             16,770            14,085
           12/31/94             16,572            13,823
            3/31/95             17,185            14,460
            6/30/95             18,464            15,815
            9/30/95             19,717            17,378
           12/31/95             19,731            17,755
            3/31/96             20,544            18,662
            6/30/96             21,906            19,595
            9/30/96             21,172            19,662
           12/31/96             22,798            20,684
            3/31/97             22,602            19,613
            6/30/97             25,095            22,794
            9/30/97             29,015            26,186
           12/31/97             28,427            25,309
            3/31/98             31,360            27,852
            6/30/98             30,241            26,554
            9/30/98             23,981            21,206
           12/31/98             27,476            24,665
            3/31/99             23,042            23,328
            6/30/99             28,312            26,956

[end line chart]

Includes reinvestment of distributions.

16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                    RPR           Russell 2000
                    ---           ------------
2/12/92 -          -1.5               -12.0
7/8/92
----------------------------------------------
3/18/94 -          -4.4               -12.3
12/9/94
----------------------------------------------
5/22/96 -          -8.7               -15.4
7/24/96
----------------------------------------------
1/22/97 -          -5.1                -9.0
4/25/97
----------------------------------------------
10/13/97 -         -7.8               -11.3
1/12/98
----------------------------------------------
4/21/98 -         -33.6               -36.5
10/8/98
----------------------------------------------

[end bar chart]

Royce Micro-Cap Fund outperformed the Russell 2000 during all six major downturns since its inception.

-------------------------------------   -----------------------------------------
PORTFOLIO DIAGNOSTICS                     TOP 10 POSITIONS  % of Net Assets
-------------------------------------   -----------------------------------------
Median Market Cap.      $147 million    Pioneer-Standard Electronics          2.3%
-------------------------------------   -----------------------------------------
Weighted Average P/E Ratio     15.8x    Sevenson Environmental Services       2.1
-------------------------------------   -----------------------------------------
Weighted Average P/B Ratio      1.4x    Kronos                                2.1
-------------------------------------   -----------------------------------------
Weighted Average Yield          0.7%    Electroglas                           2.1
-------------------------------------   -----------------------------------------
Net Assets              $135 million    Exar                                  2.0
-------------------------------------   -----------------------------------------
Turnover Rate                     7%    Carlisle Holdings                     2.0
-------------------------------------   -----------------------------------------
Symbol (Investment Class)      RYOTX    Florida Rock Industries               1.9
       (Consultant Class)      RYMCX    -----------------------------------------
-------------------------------------   Lazare Kaplan International           1.8
                                        -----------------------------------------
                                        Coherent                              1.7
                                        -----------------------------------------
                                        Richardson Electronics                1.7
                                        -----------------------------------------

------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                          % of Net Assets
------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment      31.7%
--------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials,
Specialty Chemicals and Materials                                                      17.6
-------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering
and Construction                                                                      16.1
------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing          12.6
-----------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                          5.0
----------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services            3.9
---------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment       2.0
--------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information
and Processing                                                                    1.3
-------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                  1.2
------------------------------------------------------------------------------------
Miscellaneous                                                                          4.7
------------------------------------------------------------------------------------------
Cash & Cash Equivalents                                                               3.9
-----------------------------------------------------------------------------------------

+ All performance and risk information presented herein is for RMC's Investment
  Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.

-----------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
-----------------------------------------
-----------------------------------------
Electroglas                    $1,193,500
-----------------------------------------
Kronos                            971,557
-----------------------------------------
Exar                              939,000
-----------------------------------------
Carbo Ceramics                    913,388
-----------------------------------------
Coherent                          899,981
-----------------------------------------
Combined Gain                  $4,917,426
-----------------------------------------

-----------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
-----------------------------------------
HMT Technology                 $1,572,193
-----------------------------------------
VideoServer                     1,328,644
-----------------------------------------
Richardson Electronics            967,500
-----------------------------------------
800 JR Cigar                      944,522
-----------------------------------------
BHA Group Holdings                805,641
-----------------------------------------
Combined Loss                  $5,618,500
-----------------------------------------

Electroglas -- We built a position in this semiconductor capital equipment supplier during the 1998 third-quarter downturn, a period when many small-cap technology companies were priced to our liking. An opportunistic purchase for us, Electroglas is a dominant growth company in its niche. Although subject to the cyclical nature of the semiconductor business, we believe that the company is well-positioned for future growth.

Kronos -- The company began as a timecard machine manufacturer and has developed into a leading provider of work-planning, payroll and timecard software. We began to buy the stock when the price was low due to an earnings growth slowdown and product transitions. It's a good example of a growth stock that we purchased when its stock price became low enough to fit our value criteria.

HMT Technology -- The anticipated gains for this supplier of high-performance thin-film discs for personal computer hard drives that we purchased in 1998's third-quarter downturn failed to materialize. In light of the continued stock price decline, we are re-examining our position.

VideoServer -- Although a leader in the high-growth video-conferencing area, profits have been thus far disappointing, as has its stock price performance. The company's prospects for future growth remain a question mark.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 17

[sidebar]

WHAT WE DO

Pennsylvania Mutual Fund (PMF), our flagship fund, seeks long-term growth of capital. The Fund uses a value approach to invest in a broadly diversified portfolio of small- and micro-cap stocks that are trading significantly below our estimate of their "current worth."

HOW WE DID

Pennsylvania Mutual Fund's broadly diversified portfolio of small- and micro-cap stocks fully participated in small-cap's second-quarter rebound. PMF followed 1999's difficult first quarter with a second quarter return of 19.5%, giving the Fund a 5.2% year-to-date return versus 9.3% for its benchmark, the small-cap oriented Russell 2000. The Fund outperformed the Russell 2000 for the second quarter and for the three-, 15- and 20-year periods ended June 30, 1999. PMF's average annual total return since Chuck Royce became the portfolio manager (6/30/73) was 15.9%, and its 25-year average annual total return for the period ended June 30, 1999 was 17.8%.

Portfolio gains in 1999 have come chiefly from the Fund's five best-performing positions, which made significant contributions to its year-to-date performance. Our successes in many ways reflect the consistent application of our disciplined approach. For more than 25 years, we have sought to take advantage of opportunities when small-cap interest and respective stock prices are low.

PMF is one of the oldest small-cap funds available, with total net assets of $592 million. The Fund has historically been among Morningstar's "least volatile" small-cap funds as measured by the Morningstar risk ratio and beta.

[end sidebar]

Pennsylvania Mutual Fund+
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS  Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                   19.5%
--------------------------------------------------------------------------------
Jan-June 1999*                                                          5.2
--------------------------------------------------------------------------------
1-Year                                                                  0.7
--------------------------------------------------------------------------------
3-Year                                                                 13.5
--------------------------------------------------------------------------------
5-Year                                                                 13.5
--------------------------------------------------------------------------------
10-Year                                                                11.0
--------------------------------------------------------------------------------
25-Year                                                                17.8
--------------------------------------------------------------------------------
Since Inception (6/30/73)                                              15.9
--------------------------------------------------------------------------------

*Not Annualized

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON  20-Year Period Ended 6/30/99
--------------------------------------------------------------------------------
                      Average Annual          Standard
                       Total Return           Deviation                RUR
--------------------------------------------------------------------------------
PMF                       14.7%                 15.2                   0.97
--------------------------------------------------------------------------------
Russell 2000              14.2%                 19.1                   0.74
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Over the last 20 years, Pennsylvania Mutual Fund outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


[line chart]
--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

--------------------           --------------------
 5/22/96 -- 6/30/99             4/21/98 -- 6/30/99
--------------------           --------------------
PMF            43.7%           PMF            -2.1%
--------------------           --------------------
Russell 2000   31.0%           Russell 2000   -5.4%
--------------------           --------------------

Data         Date           Russell 2000
           12/31/95             0.00%
            1/31/96            -0.11%
            2/29/96             3.01%
            3/31/96             5.11%
            4/30/96            10.73%
            5/31/96            15.09%
            6/30/96            10.36%
            7/31/96             0.73%
            8/31/96             6.58%
            9/30/96            10.75%
           10/31/96             9.04%
           11/30/96            13.54%
           12/31/96            16.51%
            1/31/97            18.84%
            2/28/97            15.95%
            3/31/97            10.48%
            4/30/97            10.79%
            5/31/97            23.12%
            6/30/97            28.40%
            7/31/97            34.37%
            8/31/97            37.45%
            9/30/97            47.51%
           10/31/97            41.04%
           11/30/97            40.12%
           12/31/97            42.57%
            1/31/98            40.32%
            2/28/98            50.69%
            3/31/98            56.90%
            4/30/98            57.76%
            5/31/98            49.26%
            6/30/98            49.57%
            7/31/98            37.45%
            8/31/98            10.73%
            9/30/98            19.40%
           10/31/98            24.27%
           11/30/98            30.78%
           12/31/98            38.88%
            1/31/99            40.73%
            2/28/99            29.33%
            3/31/99            31.32%
            4/30/99            43.09%
            5/31/99            45.18%
            6/30/99            51.74%

[end line chart]

Pennsylvania Mutual outperformed the Russell 2000 from the 1996 and 1998 small-cap peaks.

[line chart]

PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000  Value of $10,000 Invested on 6/30/79


                                          PMF              Rus. 2000
          Quarter ended                 Value                  Value
              6/30/1979                10,000                 10,000
              9/30/1979                11,111                 11,110
             12/31/1979                11,079                 11,472
              3/31/1980                 8,970                 10,002
              6/30/1980                10,719                 12,022
              9/30/1980                13,216                 14,745
             12/31/1980                13,927                 15,898
              3/31/1981                14,792                 17,216
              6/30/1981                16,255                 17,855
              9/30/1981                12,391                 14,725
             12/31/1981                14,020                 16,221
              3/31/1982                12,817                 14,709
              6/30/1982                13,029                 14,497
              9/30/1982                14,556                 16,025
             12/31/1982                18,711                 20,267
              3/31/1983                22,275                 23,803
              6/30/1983                25,888                 28,632
              9/30/1983                25,567                 27,229
             12/31/1983                26,291                 26,171
              3/31/1984                25,381                 24,415
              6/30/1984                25,158                 23,680
              9/30/1984                26,760                 24,982
             12/31/1984                27,116                 24,258
              3/31/1985                30,026                 27,633
              6/30/1985                30,999                 28,612
              9/30/1985                30,906                 27,366
             12/31/1985                34,377                 31,789
              3/31/1986                38,041                 36,291
              6/30/1986                40,183                 38,051
              9/30/1986                37,350                 33,390
             12/31/1986                38,220                 33,597
              3/31/1987                43,777                 41,766
              6/30/1987                44,342                 41,469
              9/30/1987                46,431                 43,205
             12/31/1987                38,746                 30,650
              3/31/1988                44,341                 36,496
              6/30/1988                47,246                 38,901
              9/30/1988                47,884                 38,536
             12/31/1988                48,267                 38,281
              3/31/1989                51,655                 41,229
              6/30/1989                54,666                 43,855
              9/30/1989                57,001                 46,815
             12/31/1989                56,322                 44,498
              3/31/1990                55,827                 43,514
              6/30/1990                57,635                 45,194
              9/30/1990                48,097                 34,103
             12/31/1990                49,823                 35,819
              3/31/1991                59,908                 46,471
              6/30/1991                60,513                 45,751
              9/30/1991                62,927                 49,480
             12/31/1991                65,683                 52,315
              3/31/1992                70,636                 56,238
              6/30/1992                68,835                 52,403
              9/30/1992                70,459                 53,902
             12/31/1992                76,314                 61,944
              3/31/1993                80,222                 64,589
              6/30/1993                79,363                 65,997
              9/30/1993                82,514                 71,765
             12/31/1993                84,899                 73,652
              3/31/1994                83,982                 71,693
              6/30/1994                82,143                 68,904
              9/30/1994                85,207                 73,686
             12/31/1994                84,286                 72,316
              3/31/1995                87,700                 75,649
              6/30/1995                93,392                 82,738
              9/30/1995                99,985                 90,912
             12/31/1995               100,065                 92,885
              3/31/1996               102,147                 97,632
              6/30/1996               105,783                102,513
              9/30/1996               105,783                102,862
             12/31/1996               112,923                108,210
              3/31/1997               113,398                102,605
              6/30/1997               127,697                119,248
              9/30/1997               143,902                136,992
             12/31/1997               141,108                132,403
              3/31/1998               154,641                145,709
              6/30/1998               153,558                138,919
              9/30/1998               130,642                110,941
             12/31/1998               146,985                129,035
              3/31/1999               129,387                122,041
              6/30/1999               154,584                141,019




[end line chart]

18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 15 Years, in Percentages (%)

                    PMF           Russell 2000
                    ---           ------------
----------------------------------------------
7/3/86-            -8.6               -14.6
9/16/86
----------------------------------------------
8/25/87-          -23.2               -38.9
10/28/87
----------------------------------------------
10/9/89-          -20.9               -32.5
10/31/90
----------------------------------------------
2/12/92-           -2.6               -12.0
7/8/92
----------------------------------------------
3/18/94-           -7.6               -12.3
12/9/94
----------------------------------------------
5/22/96-           -6.5               -15.4
7/24/96
----------------------------------------------
1/22/97-           -2.5                -9.0
4/25/97
----------------------------------------------
10/13/97-          -7.5               -11.3
1/12/98
----------------------------------------------
4/21/98-          -25.1               -36.5
10/8/98
----------------------------------------------

[end bar chart]

Pennsylvania Mutual Fund outperformed the Russell 2000 during all nine major downturns over the last 15 years.

-------------------------------------   -----------------------------------
PORTFOLIO DIAGNOSTICS                     TOP 10 POSITIONS  % of Net Assets
-------------------------------------   -----------------------------------
Median Market Cap.      $389 million    Florida Rock Industries      1.5%
-------------------------------------   -----------------------------------
Weighted Average P/E Ratio     15.7x    Simpson Manufacturing        1.5
-------------------------------------   -----------------------------------
Weighted Average P/B Ratio      1.7x    Gallagher (Arthur J.) & Co.  1.4
-------------------------------------   -----------------------------------
Weighted Average Yield          1.4%    National Computer Systems    1.4
-------------------------------------   -----------------------------------
Net Assets              $592 million    Unitrode                     1.3
-------------------------------------   -----------------------------------
Turnover Rate                     8%    Velcro Industries            1.3
-------------------------------------   -----------------------------------
Symbol (Investment Class)      PENNX    Curtiss-Wright               1.2
       (Consultant Class)      RYPCX    -----------------------------------
-------------------------------------   Marshall Industries          1.2
                                        -----------------------------------
                                        Circle International Group   1.1
                                        -----------------------------------
                                        Duff & Phelps Credit Rating  1.1
                                        -----------------------------------


---------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                              % of Net Assets
---------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials 16.7%
--------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction         16.1
-----------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment             14.9
---------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                 11.3
------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                           10.0
----------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing 9.5
-------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                         6.2
---------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment   3.0
----------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services   2.2
------------------------------------------------------------------------------
Utilities                                                         0.1
---------------------------------------------------------------------
Miscellaneous                                                                     4.9
-------------------------------------------------------------------------------------
Cash & Cash Equivalents                                                             5.1
---------------------------------------------------------------------------------------

+ All performance and risk information presented herein is for PMF's Investment
  Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.

-----------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
-----------------------------------------
-----------------------------------------
K-Swiss Cl. A                 $ 5,035,724
-----------------------------------------
Unitrode                        4,060,967
-----------------------------------------
Sunglass Hut International      3,706,246
-----------------------------------------
Barrett Resources Group         2,931,728
-----------------------------------------
Florida Rock Industries         2,688,550
-----------------------------------------
Combined Gain                 $18,423,215
-----------------------------------------

-----------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
-----------------------------------------

Commerce Group                  $2,017,830
------------------------------------------
800 JR Cigar                     1,924,875
------------------------------------------
New England Business Service     1,876,045
------------------------------------------
Preformed Line Products Company  1,779,244
------------------------------------------
Velcro Industries                1,751,335
------------------------------------------
Combined Loss                   $9,349,329
------------------------------------------

K-Swiss -- Sometimes it's better to be lucky than good. That was certainly the case with K-Swiss, a manufacturer of tennis and sailing sneakers for people 40 and over, which we purchased when it was trading just above net-net working capital. Soon after a prominent appearance on an episode of Buffy the Vampire Slayer, the stock price quadrupled, and we're still shaking our heads.

Unitrode -- We began to build a position in this analog semiconductor manufacturer during 1998's third-quarter downdraft, when its stock became cheap. The business cycle for semiconductors turned around, and investors soon followed, moving the stock price higher.

Commerce Group -- Excess capacity and fierce competition in the auto insurance industry (even in Massachusetts, where it had been dominant) created tough conditions for the company that were reflected in the stock price. Commerce Group has been buying back shares and aggressively expanding into new states, so we remain confident in the company's long-term prospects.

800 JR Cigar -- A leading retail marketer selling premium cigars at a discount, the company has been caught in a glut that has reduced cigar and stock prices alike. We are confident that its clever management -- who own the majority of the stock -- can get the company smoking again.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 19

[sidebar]

WHAT WE DO

Royce Select Fund (RSF), a performance-fee based fund for "qualified clients," seeks long-term growth of capital. The Fund uses a value approach to invest in a concentrated portfolio of small- and micro-cap companies that we believe are trading significantly below our estimate of their "current worth."

HOW WE DID

Royce Select Fund's concentrated portfolio of small- and micro-cap companies survived the difficult first quarter and shined in the strong second quarter, up 27.7%. The Fund finished the year-to-date period ended June 30, 1999 up 22.4%, well ahead of its benchmark, the small-cap oriented Russell 2000, which was up 9.3%.

Portfolio gains came from several sectors, with companies in the consumer products, consumer services, natural resources, health and technology sectors all contributing to the Fund's recent strong performance.

Although the Fund's tenure has been brief, we are very pleased with the results so far. RSF's cumulative total return since inception (11/18/98) through June 30, 1999 was 32.0%. Total net assets as of June 30, 1999 were $5.3 million.

[end sidebar]


ROYCE SELECT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999                                                    27.7%
--------------------------------------------------------------------------------
Jan-June 1999                                                          22.4
--------------------------------------------------------------------------------
Since Inception (11/18/98)                                             32.0
--------------------------------------------------------------------------------

[line chart]

--------------------------------------------------------------------------------
ROYCE SELECT FUND vs. RUSSELL 2000
Value of $10,000 Invested on 11/18/98
--------------------------------------------------------------------------------

      Date         RSF     Russell
     Nov-98      10,000      10,000
     Nov-98      10,016      10,148
     Dec-98      10,785      10,776
     Jan-99      10,889      10,919
     Feb-99      10,433      10,035
     Mar-99      10,336      10,192
     Apr-99      11,605      11,105
     May-99      12,454      11,267
     Jun-99      13,196      11,776
[end line chart]

Includes reinvestment of distributions.


-------------------------------------   -----------------------------------
PORTFOLIO DIAGNOSTICS                     TOP 10 POSITIONS  % of Net Assets
-------------------------------------   -----------------------------------
Median Market Cap.      $389 million    Pioneer-Standard Electronics 4.5%
-------------------------------------   -----------------------------------
Weighted Average P/E Ratio     16.2x    Charming Shoppes             4.0
-------------------------------------   -----------------------------------
Weighted Average P/B Ratio      1.6x    Richardson Electronics       4.0
-------------------------------------   -----------------------------------
Weighted Average Yield          0.7%    Denbury Resources            3.6
-------------------------------------   -----------------------------------
Net Assets              $5.3 million    Carbo Ceramics               3.5
-------------------------------------   -----------------------------------
Turnover Rate                    70%    Circle International Group   3.3
-------------------------------------   -----------------------------------
Symbol                           N/A    CDI                          3.2
-------------------------------------   -----------------------------------
                                        Haemonetics                  3.0
                                        -----------------------------------
                                        Arrow Electronics            2.9
                                        -----------------------------------
                                        Curtiss-Wright               2.8
                                        -----------------------------------


--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                                         % of Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                                        28.4%
--------------------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                              19.4
--------------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials   11.2
---------------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                         8.5
---------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing      8.2
------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment  5.8
---------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services   5.3
------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Broker 2.2
------------------------------------------------------------------
Cash & Cash Equivalents                                                                                       11.0
------------------------------------------------------------------------------------------------------------------


20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------


QUESTIONS AND ANSWERS --
A CONVERSATION WITH CHUCK ROYCE
--------------------------------------------------------------------------------

What makes RSF unique within the Royce Fund family?

First, the Fund is only available to "qualified clients" within the Securities and Exchange Commission's definition. Second, it incorporates a performance fee structure. Finally, the Fund assesses a redemption fee of 2% on shares held less than 3 years, which discourages casual short-term investors.

How does the performance fee benefit investors?

Our fee and expense structure, unique among mutual funds, is tied directly to the total return of the Fund. The Fund pays a management fee to the Adviser equal to 12-1/2% of its pre-fee total return calculated on a daily basis. The Adviser absorbs all other ordinary expenses of the Fund. The Fund's management fee is subject to a high watermark, which means that the Adviser will only receive a fee during positive performance periods. If total returns recede from the high watermark, no fee will be taken until the Fund's pre-fee total return again exceeds the high watermark. It is calculated in a manner that we believe is the most equitable for the investor and aligns the manager's interests with the shareholders'. The real advantage is that during low and negative return periods, the expenses have a much more modest impact on returns.

What are the advantages of using a concentrated portfolio in a combined small- and micro-cap fund?

Concentration, by our definition, requires that a portfolio be invested in no more than 50 companies. We think that this is a highly appropriate method for investing in a smaller portfolio. Because of its small size and limits on asset growth (the Fund currently intends to close to new investors once it reaches $150 million), the Fund can take advantage of both small- and micro-cap opportunities, similar to the method used by one of our other concentrated funds, Royce Trust & GiftShares Fund.

What are the risks of investing in such a concentrated fund?

Our firm has historically had a risk-averse value approach to small- and micro-cap investing. The use of concentration is an added risk that we would expect to give this fund a slightly higher risk profile, which we hope will be offset by superior long-term returns.

THE ROYCE FUND
--------------------------------------------------------------------------------

At a Special Meeting of Shareholders of the Registrant held on April 21, 1999, the Shareholders approved an amendment to the Investment Advisory Agreement for Royce Select Fund, changing the application of the high watermark test for the 12.5% performance fee from quarter-end to daily after December 31, 1999, as follows:

    Votes Cast for          Votes Cast Against           Votes Abstained
    --------------------------------------------------------------------
       31,349                      278                         935


------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
------------------------------------------
Pioneer-Standard Electronics      $108,750
------------------------------------------
Unitrode                           100,926
------------------------------------------
Comdisco                            93,410
------------------------------------------
Carbo Ceramics                      87,383
------------------------------------------
Charming Shoppes                    80,579
------------------------------------------
Combined Gain                     $471,048
------------------------------------------


------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
------------------------------------------
Hauser                            $19,445
------------------------------------------
Midwest Grain Products             17,662
------------------------------------------
Olsten                             17,609
------------------------------------------
Balanced Care                      17,315
------------------------------------------
Conso International                15,625
------------------------------------------
Combined Loss                     $87,656
------------------------------------------

Pioneer-Standard Electronics -- This distributor of electronic components has begun to recover after a recent slowdown in its business cycle. We are very confident in the future prospects for Pioneer-Standard, a well-established firm in an area of technology that we like.

Unitrode -- We began to build a position in this analog semiconductor manufacturer at the Fund's inception, following 1998's third-quarter downdraft, when its stock was cheap. The business cycle for semiconductors turned around, and investors soon followed, moving the stock price higher.

Hauser -- This maker of food supplements was recently part of a merger involving a reverse stock split that had a short-term negative effect on the stock price. With a heightened uncertainty for the near term, we sold our position in this Fund.

Midwest Grain Products -- Although attractively priced when we bought the stock, an anticipated turnaround in the wheat gluten business has so far failed to materialize, as has any increase in the stock price.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 21

[sidebar]

WHAT WE DO

Royce Trust & GiftShares Fund (RTG), formerly named Royce GiftShares Fund, is a concentrated portfolio that seeks long-term growth of capital. The Fund uses a value approach to invest in a limited number of small- and micro-cap companies, focusing on those that we believe are trading at significant discounts to our estimate of their "current worth." RTG is designed to enable investors to make long-term gifts for college funding, long-term financial security or estate planning.

HOW WE DID

Royce Trust & GiftShares Fund, with an eye-opening second quarter return of 33.7%, overcame a disappointing first quarter for small-cap stocks. Year-to-date through June 30, 1999, RTG was up 16.5% versus 9.3% for its benchmark, the small-cap oriented Russell 2000. The Fund also finished ahead of its benchmark for the one-year, three-year and since inception (12/27/95) periods ended June 30, 1999. RTG's average annual total return since inception through June 30, 1999 was 25.3%.

Companies in the technology and natural resources sectors saw the largest gains through June 30, 1999, but solid performing stocks could be found in almost every sector of the portfolio. This is consistent with our value approach, in which individual companies, not sector groups, are the basis for portfolio decisions.

RTG has historically been one of Morningstar's "least volatile" funds as measured by the Morningstar risk ratio and beta. The Fund, which allows donors to combine the advantages of a trust with the benefits of a mutual fund, remains one of the few mutual funds specifically designed for gifting and estate-planning purposes. RTG's total net assets as of June 30, 1999 were $13 million.

[end sidebar]


ROYCE TRUST & GIFTSHARES FUND+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                  33.7%
--------------------------------------------------------------------------------
Jan-June 1999*                                                        16.5
--------------------------------------------------------------------------------
1-Year                                                                23.0
--------------------------------------------------------------------------------
3-Year                                                                24.3
--------------------------------------------------------------------------------
Since Inception (12/27/95)                                            25.3
--------------------------------------------------------------------------------

*Not Annualized


--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/27/95) Through 6/30/99
--------------------------------------------------------------------------------

                             Average Annual          Standard
                              Total Return           Deviation           RUR*
--------------------------------------------------------------------------------
   RTG                            25.3%                 19.7             1.28
--------------------------------------------------------------------------------
   Russell 2000                   12.8%                 21.1             0.61
--------------------------------------------------------------------------------

*Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Trust & GiftShares Fund outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

[line chart]

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

--------------------           --------------------
 5/22/96 -- 6/30/99             4/21/98 -- 6/30/99
--------------------           --------------------
RTG            92.3%           RTG            18.9%
--------------------           --------------------
Russell 2000   31.0%           Russell 2000   -5.4%
--------------------           --------------------

Data         Date           Russell 2000
           12/31/95             0.00%
            1/31/96            -0.11%
            2/29/96             3.01%
            3/31/96             5.11%
            4/30/96            10.73%
            5/31/96            15.09%
            6/30/96            10.36%
            7/31/96             0.73%
            8/31/96             6.58%
            9/30/96            10.75%
           10/31/96             9.04%
           11/30/96            13.54%
           12/31/96            16.51%
            1/31/97            18.84%
            2/28/97            15.95%
            3/31/97            10.48%
            4/30/97            10.79%
            5/31/97            23.12%
            6/30/97            28.40%
            7/31/97            34.37%
            8/31/97            37.45%
            9/30/97            47.51%
           10/31/97            41.04%
           11/30/97            40.12%
           12/31/97            42.57%
            1/31/98            40.32%
            2/28/98            50.69%
            3/31/98            56.90%
            4/30/98            57.76%
            5/31/98            49.26%
            6/30/98            49.57%
            7/31/98            37.45%
            8/31/98            10.73%
            9/30/98            19.40%
           10/31/98            24.27%
           11/30/98            30.78%
           12/31/98            38.88%
            1/31/99            40.73%
            2/28/99            29.33%
            3/31/99            31.32%
            4/30/99            43.09%
            5/31/99            45.18%
            6/30/99            51.74%

[end line chart]

Royce Trust & GiftShares Fund outperformed the Russell 2000 from the 1996 and 1998 small-cap peaks.


--------------------------------------------------------------------------------
ROYCE TRUST & GIFTSHARES FUND vs. RUSSELL 2000
Value of $10,000 Invested on 12/27/95
--------------------------------------------------------------------------------

[line chart]

Data
                                   RTG         Rus. 2000
      Quarter Ended      Cumul. Return     Cumul. Return
           12/31/95             10,000            10,000
           12/31/95             10,020            10,064
            3/31/96             10,600            10,578
            6/30/96             11,500            11,107
            9/30/96             11,600            11,145
           12/31/96             12,580            11,724
            3/31/97             12,645            11,117
            6/30/97             14,111            12,920
            9/30/97             15,621            14,843
           12/31/97             15,853            14,346
            3/31/98             18,033            15,787
            6/30/98             17,941            15,052
            9/30/98             14,752            12,020
           12/31/98             18,941            13,981
            3/31/99             16,505            13,223
            6/30/99             22,067            15,279

[end line chart]

Includes reinvestment of distributions.


22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------


DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

[bar chart]

                    RTG           Russell 2000
                    ---           ------------
----------------------------------------------
5/22/96 -           -3.5             -15.4
7/24/96
----------------------------------------------
1/22/97 -           -0.5              -9.0
4/25/97
----------------------------------------------
10/13/97 -          -3.8             -11.3
1/12/98
----------------------------------------------
4/21/98 -          -30.7             -36.5
10/8/98
----------------------------------------------

[end bar chart]

Royce Trust & GiftShares Fund outperformed the Russell 2000 during all four down market periods since its inception.


-------------------------------------   -----------------------------------
PORTFOLIO DIAGNOSTICS                   TOP 10 POSITIONS  % of Net Assets
-------------------------------------   -----------------------------------
Median Market Cap.      $391 million    Richardson Electronics       3.2%
-------------------------------------   -----------------------------------
Weighted Average P/E Ratio     15.8x    Nabors Industries            3.1
-------------------------------------   -----------------------------------
Weighted Average P/B Ratio      1.7x    Kent Electronics             2.9
-------------------------------------   -----------------------------------
Weighted Average Yield          0.7%    Carbo Ceramics               2.7
-------------------------------------   -----------------------------------
Net Assets               $13 million    Pioneer-Standard Electronics 2.7
-------------------------------------   -----------------------------------
Turnover Rate                    86%    Charming Shoppes             2.7
-------------------------------------   -----------------------------------
Symbol (Investment Class)      RGFAX    Air Express International    2.6
       (Consultant Class)      RGFCX    -----------------------------------
-------------------------------------   Avnet                        2.6
                                        -----------------------------------
                                        Exar                         2.4
                                        -----------------------------------
                                        Respironics                  2.4
                                        -----------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                                             % of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                                             30.3%
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                                               11.9
------------------------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                                            10.5
---------------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                             10.1
-------------------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                            9.2
-----------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials 4.6
------------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Broker                      2.8
---------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment    2.7
-----------------------------------------------------------------------------------
Miscellaneous                                                                                      3.8
------------------------------------------------------------------------------------------------------
Cash & Cash Equivalents                                                                                                       14.1
----------------------------------------------------------------------------------------------------------------------------------

+ All performance and risk information presented herein is for RTG's Investment
  Class. Shares of RTG's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class.

------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
------------------------------------------
Trex Company                     $251,326
------------------------------------------
Kent Electronics                  218,175
------------------------------------------
Unitrode                          185,033
------------------------------------------
Carbo Ceramics                    167,377
------------------------------------------
Pioneer-Standard Electronics      123,484
------------------------------------------
Combined Gain                    $945,395
------------------------------------------

------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
------------------------------------------
BHA Group Holdings               $ 88,952
------------------------------------------
800 JR Cigar                       79,232
------------------------------------------
BioReliance Corporation            44,531
------------------------------------------
Olsten                             43,629
------------------------------------------
Segue Software                     41,738
------------------------------------------
Combined Loss                    $298,082
------------------------------------------

Trex Company -- A rare instance of an attractively priced IPO, Trex manufactures recycled porch, patio and deck installation materials. The stock performed beyond our expectations, more than doubling after two months, so we sold our position.

Unitrode -- We began to build a position in this analog semiconductor manufacturer during 1998's third-quarter downdraft, when its stock became cheap. The business cycle for semiconductors turned around, and investors soon followed, moving the stock price higher.

BHA Group Holdings -- This manufacturer of air-pollution filtration systems for smokestacks was plagued by a slowdown in global manufacturing, particularly in southeast Asia, at a time when they were expanding into the apparel business. Although somewhat skeptical about the new venture, we believe that the core business is strong enough to help the stock price to recover.

800 JR Cigar -- A leading retail marketer selling premium cigars at a discount, the company, one of our top gainers in 1998, has been caught in a glut that has reduced cigar and stock prices alike. We are confident that its clever management -- who own the majority of the stock -- can get the company smoking again.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 23

[sidebar]

WHAT WE DO

Royce Total Return Fund (RTR) seeks both long-term growth of capital and current income. The Fund uses a value approach to primarily invest in a diversified portfolio of dividend-paying small- and micro-cap companies.

HOW WE DID

Royce Total Return Fund overcame a difficult first quarter for small-cap stocks with a return of 12.3% in the second quarter. The Fund's slow first-quarter start hindered its year-to-date progress. Through June 30, 1999, RTR was up 1.9% versus a gain of 9.3% for its benchmark, the small-cap oriented Russell 2000. However, the Fund has outperformed its benchmark for the three-year, five-year and since inception (12/15/93) periods ended June 30, 1999. RTR also enjoyed a performance edge over its benchmark from the small-cap market peaks in May 1996 (+47.7% vs. +31.0% for the Russell 2000) and April 1998 (-2.2% vs. -5.4%).

The Fund's year-to-date performance through June 30, 1999 is best viewed not as an isolated period, but as part of the small-cap rebound that began following the small-cap bottom on October 8, 1998. Due to its emphasis on risk management, RTR performed much better relative to its benchmark, the Russell 2000, as well as the other Royce Funds during the 1998 downturn, giving it less ground to recover in 1999.

Still one of the few mutual funds to focus on dividend-paying small- and micro-cap companies, RTR has historically been one of Morningstar's "least volatile" small-cap funds as measured by the Morningstar risk ratio and beta. Total net assets at June 30, 1999 were $267 million. The Fund's average annual total return since inception was 15.4%.

[end sidebar]


ROYCE TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                   12.3%
--------------------------------------------------------------------------------
Jan-June 1999*                                                          1.9
--------------------------------------------------------------------------------
1-Year                                                                 -0.5
--------------------------------------------------------------------------------
3-Year                                                                 13.2
--------------------------------------------------------------------------------
5-Year                                                                 17.3
--------------------------------------------------------------------------------
Since Inception (12/15/93)                                             15.4
--------------------------------------------------------------------------------

*Not annualized


--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/15/93) Through 6/30/99
--------------------------------------------------------------------------------
                      Average Annual          Standard
                       Total Return           Deviation                RUR
--------------------------------------------------------------------------------
RTR                       15.4%                  9.4                   1.64
--------------------------------------------------------------------------------
Russell 2000              13.1%                 16.8                   0.78
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce Total Return Fund outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

[line chart]

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

----------------------           ----------------------
  5/22/96 -- 6/30/99               4/21/98 -- 6/30/99
----------------------           ----------------------
  RTR            47.7%            RTR            -2.2%
----------------------           ----------------------
  Russell 2000   31.0%            Russell 2000   -5.4%
----------------------           ----------------------

Data         Date           Russell 2000
           12/31/95             0.00%
            1/31/96            -0.11%
            2/29/96             3.01%
            3/31/96             5.11%
            4/30/96            10.73%
            5/31/96            15.09%
            6/30/96            10.36%
            7/31/96             0.73%
            8/31/96             6.58%
            9/30/96            10.75%
           10/31/96             9.04%
           11/30/96            13.54%
           12/31/96            16.51%
            1/31/97            18.84%
            2/28/97            15.95%
            3/31/97            10.48%
            4/30/97            10.79%
            5/31/97            23.12%
            6/30/97            28.40%
            7/31/97            34.37%
            8/31/97            37.45%
            9/30/97            47.51%
           10/31/97            41.04%
           11/30/97            40.12%
           12/31/97            42.57%
            1/31/98            40.32%
            2/28/98            50.69%
            3/31/98            56.90%
            4/30/98            57.76%
            5/31/98            49.26%
            6/30/98            49.57%
            7/31/98            37.45%
            8/31/98            10.73%
            9/30/98            19.40%
           10/31/98            24.27%
           11/30/98            30.78%
           12/31/98            38.88%
            1/31/99            40.73%
            2/28/99            29.33%
            3/31/99            31.32%
            4/30/99            43.09%
            5/31/99            45.18%
            6/30/99            51.74%

[end line chart]


Royce Total Return Fund outperformed the Russell 2000 from the 1996 and 1998 small-cap peaks.

[Line chart]

--------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND vs. RUSSELL 2000
Value of $10,000 Invested on 12/15/93
--------------------------------------------------------------------------------

Data
                                   RTR         Rus. 2000
      Quarter Ended              Value             Value
           12/15/93             10,000            10,000
           12/31/93             10,000            10,353
            3/31/94              9,940            10,078
            6/30/94              9,960             9,686
            9/30/94             10,360            10,358
           12/31/94             10,513            10,165
            3/31/95             11,149            10,634
            6/30/95             12,010            11,630
            9/30/95             12,996            12,779
           12/31/95             13,336            13,056
            3/31/96             13,961            13,724
            6/30/96             15,234            14,410
            9/30/96             15,512            14,459
           12/31/96             16,734            15,211
            3/31/97             17,159            14,423
            6/30/97             18,861            16,762
            9/30/97             20,483            19,256
           12/31/97             20,698            18,611
            3/31/98             22,129            20,482
            6/30/98             22,212            19,527
            9/30/98             19,872            15,594
           12/31/98             21,682            18,138
            3/31/99             19,671            17,155
            6/30/99             22,095            19,822

[End line chart]

Includes reinvestment of distributions.


24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

                   RTR     Russell 2000
---------------------------------------
3/18/94 -          1.8            -12.3
12/9/94
---------------------------------------
5/22/96 -         -0.5            -15.4
7/24/96
---------------------------------------
1/22/97 -          0.2             -9.0
4/25/97
---------------------------------------
10/13/97 -        -2.7            -11.3
1/12/98
---------------------------------------
4/21/98 -        -19.0            -36.5
10/8/98
---------------------------------------

[end bar chart]

Royce Total Return Fund outperformed the Russell 2000 during all five major downturns since its inception.

-------------------------------------   -----------------------------------
PORTFOLIO DIAGNOSTICS                   TOP 10 POSITIONS    % of Net Assets
-------------------------------------   -----------------------------------
Median Market Cap.      $390 million    Charming Shoppes             1.9%
-------------------------------------   -----------------------------------
Weighted Average P/E Ratio     13.4x    Zenith National Insurance    1.6
-------------------------------------   -----------------------------------
Weighted Average P/B Ratio      1.5x    FirstWorld Communications    1.5
-------------------------------------   -----------------------------------
Weighted Average Yield          3.3%    Helmerich & Payne            1.5
-------------------------------------   -----------------------------------
Net Assets              $267 million    Lincoln Electric Holdings    1.4
-------------------------------------   -----------------------------------
Turnover Rate                    15%    Carbo Ceramics               1.4
-------------------------------------   -----------------------------------
Symbol (Investment Class)      RYTRX    Air Express International    1.4
-------------------------------------   -----------------------------------
                                        NN Ball & Roller             1.4
                                        -----------------------------------
                                        Chelsea GCA Realty           1.3
                                        -----------------------------------
                                        Florida Rock Industries      1.3
                                        -----------------------------------


---------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                              % of Net Assets
---------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials  21.4%
---------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                    16.2
----------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                                          11.0
-------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                           8.3
---------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                         7.9
-------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment               5.4
----------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing        5.2
--------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                 1.0
--------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment    0.6
-----------------------------------------------------------------------------------
Utilities                                                                  0.3
------------------------------------------------------------------------------
Miscellaneous                                                                                5.0
------------------------------------------------------------------------------------------------
Bonds & Preferred Stocks                                                                            7.9
-------------------------------------------------------------------------------------------------------
Cash & Cash Equivalents                                                                                  9.8
------------------------------------------------------------------------------------------------------------


------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
------------------------------------------
Carbo Ceramics                  $1,633,797
------------------------------------------
Helix Technology                 1,254,531
------------------------------------------
Roper Industries                 1,162,500
------------------------------------------
Florida Rock Industries          1,149,263
------------------------------------------
Helmerich & Payne                  913,224
------------------------------------------
Combined Gain                   $6,113,315
------------------------------------------


------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
------------------------------------------
Stone & Webster                  $ 919,873
------------------------------------------
PXRE                               911,754
------------------------------------------
Capitol Transamerica               892,912
------------------------------------------
Fab Industries                     805,000
------------------------------------------
Velcro Industries                  616,050
------------------------------------------
Combined Loss                   $4,145,589
------------------------------------------

Carbo Ceramics -- A manufacturer of propends, a ceramic pellet used in oil exploration, Carbo's fortunes tend to move with the oil industry's. Even in the context of a general rebound in energy stocks, we were pleasantly surprised by the stock's performance, and remain enthused about the long-term prospects for the company.

Helix Technology -- A strong dividend-paying company whose shares we bought during the 1998 third-quarter downturn, this semiconductor capital equipment supplier was something of an opportunistic purchase for us. Although subject to the cyclical nature of the semiconductor business, Helix is a solid company that we believe is well-positioned for future growth.

Stone & Webster -- A slowdown in the global economy made life difficult for many engineering and construction firms, and Stone & Webster was no exception. Signs of strain on the balance sheet led us to sell the position in this Fund.

PXRE -- The catastrophe reinsurance industry was pressured by a glut of capital and not enough well-placed risk to absorb it. The situation has depressed the earnings of several reinsurers, but recent industry-wide consolidation activity makes us hopeful about the future of PXRE.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 25

[sidebar]

WHAT WE DO

Royce Low-Priced Stock Fund (RLP) seeks long-term growth of capital. The Fund uses a value approach to invest in a diversified portfolio of small- and micro-cap companies trading for less than $15 per share at the time of investment.



HOW WE DID

Royce Low-Priced Stock Fund's diversified portfolio of small- and micro-cap companies helped it to recover from a disappointing first quarter, with a second-quarter return of 26.6%. Strong performance for small-cap in general, and our own disciplined approach in particular, contributed to the Fund's impressive second quarter. Many of RLP's recent successes were the result of our discipline -- namely, investing when both small-cap interest and respective stock prices were low. Year-to-date through June 30, 1999, the Fund was up 14.4% versus 9.3% for its benchmark, the small-cap oriented Russell 2000. For the second quarter, one-year, three-year, five-year and since inception (12/15/93) periods ended June 30, 1999, RLP outperformed its benchmark. The Fund's average annual total return since inception was 15.0%.

The Fund's ten-best performing stocks contributed to much of the portfolio's net gains year-to-date through June 30, 1999. These companies represent both newer selections and longer-term holdings in which our patience was rewarded.

RLP remains one of only two low-priced stock mutual funds. Institutional investors generally do not make low-priced securities an area of focus, and research coverage is limited. We believe that these conditions create significant investment opportunity. While low-priced stocks are typically higher in risk than many larger, more established companies, we believe that the potential for higher reward is commensurate with the higher level of risk. The Fund, with total net assets through June 30, 1999 of $22 million, now has more than five years of performance history.

[end sidebar]


ROYCE LOW-PRICED STOCK FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                   26.6%
--------------------------------------------------------------------------------
Jan-June 1999*                                                         14.4
--------------------------------------------------------------------------------
1-Year                                                                  1.6
--------------------------------------------------------------------------------
3-Year                                                                 12.2
--------------------------------------------------------------------------------
5-Year                                                                 17.6
--------------------------------------------------------------------------------
Since Inception (12/15/93)                                             15.0
--------------------------------------------------------------------------------

*Not annualized


--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/15/93) Through 6/30/99
--------------------------------------------------------------------------------
                             Average Annual         Standard
                              Total Return         Deviation           RUR
--------------------------------------------------------------------------------
RLP                             15.0%               15.4               0.97
--------------------------------------------------------------------------------
Russell 2000                    13.1%               16.8               0.78
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Low-Priced Stock Fund outperformed the Russell 2000 on BOTH an absolute and risk-adjusted basis.

[line chart]

-------------------------------------------------------
RECENT MARKET PERFORMANCE
-------------------------------------------------------

----------------------           ----------------------
  5/22/96 -- 6/30/99               4/21/98 -- 6/30/99
----------------------           ----------------------
RLP             35.8%             RLP            -0.4%
----------------------           ----------------------
Russell 2000    31.0%             Russell 2000   -5.4%
----------------------           ----------------------

Data         Date           Russell 2000
           12/31/95             0.00%
            1/31/96            -0.11%
            2/29/96             3.01%
            3/31/96             5.11%
            4/30/96            10.73%
            5/31/96            15.09%
            6/30/96            10.36%
            7/31/96             0.73%
            8/31/96             6.58%
            9/30/96            10.75%
           10/31/96             9.04%
           11/30/96            13.54%
           12/31/96            16.51%
            1/31/97            18.84%
            2/28/97            15.95%
            3/31/97            10.48%
            4/30/97            10.79%
            5/31/97            23.12%
            6/30/97            28.40%
            7/31/97            34.37%
            8/31/97            37.45%
            9/30/97            47.51%
           10/31/97            41.04%
           11/30/97            40.12%
           12/31/97            42.57%
            1/31/98            40.32%
            2/28/98            50.69%
            3/31/98            56.90%
            4/30/98            57.76%
            5/31/98            49.26%
            6/30/98            49.57%
            7/31/98            37.45%
            8/31/98            10.73%
            9/30/98            19.40%
           10/31/98            24.27%
           11/30/98            30.78%
           12/31/98            38.88%
            1/31/99            40.73%
            2/28/99            29.33%
            3/31/99            31.32%
            4/30/99            43.09%
            5/31/99            45.18%
            6/30/99            51.74%

[end line chart]

Royce Low-Priced Stock Fund outperformed the Russell 2000 from the 1996 and 1998 small-cap peaks.

[Line chart]

--------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND vs. RUSSELL 2000
Value of $10,000 Invested on 12/15/93
--------------------------------------------------------------------------------

Data
                                   RLP         Rus. 2000
      Quarter Ended              Value             Value
           12/15/93             10,000            10,000
           12/31/93             10,020            10,353
            3/31/94              9,780            10,078
            6/30/94              9,659             9,686
            9/30/94             10,259            10,358
           12/31/94             10,319            10,165
            3/31/95             11,011            10,634
            6/30/95             12,131            11,630
            9/30/95             13,005            12,779
           12/31/95             12,644            13,056
            3/31/96             14,443            13,724
            6/30/96             15,388            14,410
            9/30/96             14,780            14,459
           12/31/96             15,526            15,211
            3/31/97             15,404            14,423
            6/30/97             16,660            16,762
            9/30/97             19,125            19,256
           12/31/97             18,550            18,611
            3/31/98             21,107            20,482
            6/30/98             21,379            19,527
            9/30/98             16,782            15,594
           12/31/98             18,989            18,138
            3/31/99             17,159            17,155
            6/30/99             21,722            19,822

[End line chart]

Includes reinvestment of distributions.


26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

                   RLP     Russell 2000
---------------------------------------
3/18/94 -         -2.7           -12.3
12/9/94
---------------------------------------
5/22/96 -        -10.5           -15.4
7/24/96
---------------------------------------
1/22/97 -         -4.8            -9.0
4/25/97
---------------------------------------
10/13/97 -        -9.9           -11.3
1/12/98
---------------------------------------
4/21/98 -        -31.3           -36.5
10/8/98
---------------------------------------

[end bar chart]

Royce Low-Priced Stock Fund outperformed the Russell 2000 during all five major downturns since its inception.

-------------------------------------   ------------------------------------
PORTFOLIO DIAGNOSTICS                   TOP 10 POSITIONS     % of Net Assets
-------------------------------------   ------------------------------------
Median Market Cap.      $261 million    Charming Shoppes                3.8%
-------------------------------------   ------------------------------------
Weighted Average P/E Ratio     17.1x    Sevenson Environmental Services 3.3
-------------------------------------   ------------------------------------
Weighted Average P/B Ratio      1.5x    Morrison Knudsen                2.9
-------------------------------------   ------------------------------------
Weighted Average Yield          0.9%    Richardson Electronics          2.5
-------------------------------------   ------------------------------------
Net Assets               $22 million    Denbury Resources               2.4
-------------------------------------   ------------------------------------
Turnover Rate                    29%    Oakley                          2.4
-------------------------------------   ------------------------------------
Symbol                         RYLPX    Frozen Food Express Industries  2.3
-------------------------------------   ------------------------------------
                                        AirNet Systems                  2.3
                                        ------------------------------------
                                        Titan Exploration               2.2
                                        ------------------------------------
                                        Arnold Industries               2.2
                                        ------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Sector Breakdown With Examples                                                                            % of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                                      17.3%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                                          15.6
--------------------------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                                12.1
----------------------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                                           11.4
--------------------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                                          9.0
------------------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment                                       6.9
----------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials 4.3
------------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                                          2.1
------------------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing                  2.1
------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                    5.0
--------------------------------------------------------------------------------------------------------------------
Cash & Cash Equivalents                                                                                                   14.2
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
-----------------------------------------
Marshall Industries            $  427,926
-----------------------------------------
Helix Technology                  345,668
-----------------------------------------
Global Industries                 324,433
-----------------------------------------
Charming Shoppes                  265,956
-----------------------------------------
ImClone Systems                   228,394
-----------------------------------------
Combined Gain                  $1,592,377
-----------------------------------------

-----------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
-----------------------------------------
Gibson Greetings                 $277,503
-----------------------------------------
Richardson Electronics            228,375
-----------------------------------------
Oakley                            176,212
-----------------------------------------
Titan Exploration                 158,615
-----------------------------------------
800 JR Cigar                      146,211
-----------------------------------------
Combined Loss                    $986,916
-----------------------------------------

Marshall Industries -- A long-time holding, this electronics distribution firm was battling against outdated industry practices that hindered its development and was coming off a disappointing earnings cycle when a larger company, Avnet, bought them. Our years of patience with the company and our belief in its innovative CEO paid off as Marshall was recognized for its superb value by an industry leader.

Helix Technology -- A strong dividend-paying company whose shares we bought during the 1998 third-quarter downturn, this semiconductor capital equipment supplier was something of an opportunistic purchase for us. Although subject to the cyclical nature of the semiconductor business, Helix is a solid company that we believe is well-positioned for future growth.

Gibson Greetings -- Warren Buffet once remarked that when a great manager meets a tough business, the business wins every time. So far, this investment has proven him right, and we've reduced our position firm-wide.

Richardson Electronics -- The slowing Asian economy caused the stock of this electronic components distributor to slump. The business has recently rebounded sharply, and we hope that stock performance is not far behind. Our continued confidence has led us to increase our position.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 27

[sidebar]

WHAT WE DO

Royce Opportunity Fund (ROF), managed by Buzz Zaino and formerly named PMF II, seeks long-term growth of capital. The Fund uses an opportunistic value approach to invest in a diversified portfolio of small- and micro-cap companies.

HOW WE DID

Royce Opportunity Fund's diversified portfolio of small- and micro-cap securities enjoyed a very strong second quarter, up 31.2% versus 15.6% for its benchmark, the small-cap oriented Russell 2000. The Fund's more opportunistic approach also helped it to outperform its benchmark on a year-to-date basis through June 30, 1999, up 15.3% versus 9.3% for the Russell 2000. In addition, ROF was ahead of its benchmark for the one-year and since inception (11/19/96) periods, as well as from the April 1998 small-cap market peak, through June 30, 1999.

The Fund's strong year-to-date performance was helped by portfolio gains from companies in the technology, industrial services and industrial products sectors. An increased exposure to technology issues reflects the Fund's more opportunistic approach.

ROF focuses its investment attention on turnarounds, undervalued growth companies, unrecognized asset values and companies with interrupted earnings. The Fund's total net assets as of June 30, 1999 were $47 million, and its average annual total return since inception through June 30, 1999 was 17.9%.

[end sidebar]


ROYCE OPPORTUNITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                  31.2%
--------------------------------------------------------------------------------
Jan-June 1999*                                                        15.3
--------------------------------------------------------------------------------
1-Year                                                                12.4
--------------------------------------------------------------------------------
2-Year                                                                 6.1
--------------------------------------------------------------------------------
Since Inception (11/19/96)                                            17.9
--------------------------------------------------------------------------------

*Not Annualized

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (11/19/96) Through 6/30/99
--------------------------------------------------------------------------------
                     Average Annual          Standard
                      Total Return           Deviation                 RUR
--------------------------------------------------------------------------------
ROF                       17.9%                 20.9                   0.86
--------------------------------------------------------------------------------
Russell 2000              12.7%                 21.1                   0.60
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce Opportunity Fund outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

[line chart]

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

--------------------           --------------------
 1/22/97 -- 6/30/99             4/21/98 -- 6/30/99
--------------------           --------------------
ROF            46.4%           ROF             6.1%
--------------------           --------------------
Russell 2000   27.4%           Russell 2000   -5.4%
--------------------           --------------------

Data

Recent Market Peak Line for:  ROF

               Date      Russell 2000
           12/31/96             0.00%
            1/31/97             2.00%
            2/28/97            -0.48%
            3/31/97            -5.18%
            4/30/97            -4.91%
            5/31/97             5.67%
            6/30/97            10.21%
            7/31/97            15.33%
            8/31/97            17.97%
            9/30/97            26.61%
           10/31/97            21.05%
           11/30/97            20.26%
           12/31/97            22.37%
            1/31/98            20.43%
            2/28/98            29.33%
            3/31/98            34.66%
            4/30/98            35.40%
            5/31/98            28.10%
            6/30/98            28.37%
            7/31/98            17.98%
            8/31/98            -4.96%
            9/30/98             2.48%
           10/31/98             6.66%
           11/30/98            12.25%
           12/31/98            19.20%
            1/31/99            20.79%
            2/28/99            11.01%
            3/31/99            12.72%
            4/30/99            22.82%
            5/31/99            24.61%
            6/30/99            30.24%

[end line chart]

ROF outperformed the Russell 2000 from the 1997 and  1998 small-cap peaks.

[line chart]

--------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND vs. RUSSELL 2000
Value of $10,000 invested on 11/19/96
--------------------------------------------------------------------------------

Data
                                   ROF         Rus. 2000
      Quarter ended              Value             Value
           11/19/96             10,000            10,000
           12/31/96             10,520            10,476
            3/31/97             10,420             9,933
            6/30/97             11,620            11,545
            9/30/97             13,340            13,262
           12/31/97             12,711            12,818
            3/31/98             14,129            14,106
            6/30/98             13,678            13,449
            9/30/98             10,929            10,740
           12/31/98             13,336            12,492
            3/31/99             11,719            11,815
            6/30/99             15,374            13,652

[end line chart]

Includes reinvestment of distributions.


28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

                   ROF     Russell 2000
---------------------------------------
1/22/97 -         -1.1             -9.0
4/25/97
---------------------------------------
10/13/97 -       -10.1            -11.3
1/12/98
---------------------------------------
4/21/98 -        -33.6            -36.5
10/8/98
---------------------------------------

[end bar chart]

ROF outperformed the Russell 2000 during all three down market periods since its inception.

-------------------------------------   ------------------------------------
PORTFOLIO DIAGNOSTICS                   TOP 10 POSITIONS     % of Net Assets
-------------------------------------   ------------------------------------
Median Market Cap.      $200 million    Phoenix Technologies         1.4%
-------------------------------------   ------------------------------------
Weighted Average P/E Ratio     13.6x    Adaptive Broadband           1.2
-------------------------------------   ------------------------------------
Weighted Average P/B Ratio      1.3x    Merix                        1.2
-------------------------------------   ------------------------------------
Weighted Average Yield          0.7%    Kent Electronics             1.1
-------------------------------------   ------------------------------------
Net Assets               $47 million    DRS Technologies             1.1
-------------------------------------   ------------------------------------
Turnover Rate                    64%    Varien Medical Systems       1.1
-------------------------------------   ------------------------------------
Symbol                         RYPNX    Cypress Semiconductor        1.0
-------------------------------------   ------------------------------------
                                        Innovex                      1.0
                                        ------------------------------------
                                        Vishay Intertechnology       1.0
                                        ------------------------------------
                                        PSC                          1.0
                                        ------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                                       % of Net Assets
------------------------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Seminconductors and Equipment                                      39.3%
------------------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials       20.8
-------------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                      11.0
------------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment                      5.9
-----------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                       5.9
-----------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                       2.8
-------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services    1.8
-------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers        1.0
--------------------------------------------------------------------------
Miscellaneous                                                                              4.7
----------------------------------------------------------------------------------------------
Bonds                                                           0.3
-------------------------------------------------------------------
Cash & Cash Equivalents                                                                                  6.5
------------------------------------------------------------------------------------------------------------

------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
------------------------------------------
Adaptive Broadband             $  379,817
------------------------------------------
Phoenix Technologies              344,859
------------------------------------------
Arch Chemicals                    316,268
------------------------------------------
InterTAN                          296,440
------------------------------------------
Photon Dynamics                   278,248
------------------------------------------
Combined Gain                  $1,615,632
------------------------------------------

------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
------------------------------------------
American Bank Note Holographics  $  358,673
-------------------------------------------
Systems Software Associates         285,667
-------------------------------------------
HMT Technology                      283,118
-------------------------------------------
Olin Corporation                    265,415
-------------------------------------------
Bell Industries                     231,448
-------------------------------------------
Combined Loss                    $1,424,321
-------------------------------------------

Adaptive Broadband -- This manufacturer of microwave relay equipment began both to sell off other businesses in order to re-focus on their core product line, and to buy back stock. An upturn in its industry also helped it to achieve some very strong stock performance.

Phoenix Technologies -- The company was doing quite well manufacturing IBM-compatible personal computer operating systems. Business became even brighter with a so-far successful venture into Internet-related technologies.

American Bank Note Holographics -- Fraudulent accounting made this manufacturer of holographic financial products look far better than it actually was. Fortunately, some timely selling on our part saved the unfortunate experience from being a total loss.

HMT Technology -- The anticipated gains for this supplier of high-performance thin-film discs for personal computer hard drives that we purchased in 1998's third quarter downturn failed to materialize. In light of the continued stock price decline, we are re-examining our position.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 29

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

[graphic: desktop computer, THE ROYCE FUNDS displayed on the screen]

 New @ www.roycefunds.com

     We will soon be rolling out a new look for our website, designed for better navigation and to make it easier than ever to stay connected to The Royce Funds.

     What's New, our weekly feature, continues to be one of the site's most popular spots. It gives you the latest from Royce, including market commentary from Chuck Royce, performance highlights and updates on all of The Royce Funds.

     Our inaugural plain-English Prospectus and Shareholder Guide debuted in print and on our website in May. If you would like additional copies, please call Investors Services at (800) 221-4268.


Y2K UPDATE

     On June 3, 1999, Royce & Associates filed its latest report on Year 2000
(Y2K) readiness -- Form ADV-Y2K (Part I, Part II, and Continuation Sheet for
Part I, Item 11) -- as required by the U.S. Securities and Exchange Commission
(SEC). Form ADV-Y2K asks for specific Y2K information, such as the existence and progress of Y2K compliance plans and contingency plans, systems that may be affected by Y2K and readiness of third parties. Royce and the Funds are working to ensure that our systems and those of our service providers are Y2K compliant, and currently we do not anticipate that any Y2K-related problems will have a material impact on Royce's ability to provide services to the Funds at current levels.

--------------------------------------------------------------------------------
   NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Historical market trends are not necessarily indicative of future market movements. There can be no assurance that securities mentioned in this report will be included in any Royce- managed portfolio in the future.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market reflected volatility has been low. For the 422 funds in the small-cap objective category with a three-year history the average Morningstar risk score was 1.45 and the average beta was 1.03 for the three years ended 6/30/99. The risk scores for Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce Trust & GiftShares Fund for this period were 0.88, 0.60, 0.86 and 0.86, respectively, and the betas were 0.64, 0.45, 0.61 and 0.68, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, Nasdaq 100, Dow Jones Internet Commerce Index and S&P 500 are unmanaged indices of domestic common stocks. The (Center for Research in Security Prices) CRSP 9-10 is an unmanaged composite representing the bottom two deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market. The CRSP 6-8 Composite represents the next largest three deciles of stocks listed on these exchanges. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds.
Distributor: Royce Fund Services, Inc.
--------------------------------------------------------------------------------


30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

SCHEDULES OF INVESTMENTS                               JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                               ROYCE PREMIER FUND

COMMON STOCKS - 92.3%
                                           SHARES                    VALUE
Consumer Products - 2.3%
Apparel and Shoes - 1.0%
   Wolverine World Wide                   431,000            $   6,034,000
                                                             -------------
Sports and Recreation - 1.3%
   Oakley*                              1,058,800                7,543,950
                                                             -------------
                                                                13,577,950
                                                             =============
Consumer Services - 3.9%
Restaurants/Lodgings - 0.8%
   Buffets*                               448,385                5,156,427
                                                             -------------
Retail Stores - 3.1%
   Charming Shoppes*                    3,008,500               18,333,047
                                                             -------------
                                                                23,489,474
                                                             =============
Financial Intermediaries - 12.1%
Insurance - 12.1%
   Commerce Group                         623,500               15,197,812
   Erie Indemnity Company Cl. A           215,700                6,147,450
   Medical Assurance*                     196,390                5,548,018
   RenaissanceRe Holdings                 196,600                7,274,200
   Trenwick Group                         409,100               10,086,872
   Wesco Financial                         36,730               11,386,300
   Zenith National Insurance              681,400               16,779,475
                                                             -------------
                                                                72,420,127
                                                             =============
Financial Services - 10.4%
Information and Processing - 0.4%
   Fair, Isaac and Co.                     63,900                2,240,494
                                                             -------------
Insurance Brokers - 5.4%
   Blanch (E.W.) Holdings                 239,300               16,317,269
   Gallagher (Arthur J.) & Co.            330,700               16,369,650
                                                             -------------
                                                                32,686,919
                                                             -------------
Investment Management - 4.6%
   Affiliated Managers Group*             200,700                6,058,631
   John Nuveen Company Cl. A              216,800                9,254,650
   Pioneer Group (The)*                   695,900               12,004,275
                                                             -------------
                                                                27,317,556
                                                             -------------
                                                                62,244,969
                                                             =============
Health - 4.6%
Drugs and Biotech - 2.0%
   Chiron*                                578,400               12,001,800
                                                             -------------
Surgical Products and Devices - 2.6%
   Haemonetics*                           780,000               15,648,750
                                                             -------------
                                                                27,650,550
                                                             =============
Industrial Products - 18.2%
Building Systems and Components - 2.6%
   Simpson Manufacturing*                 332,000               15,770,000
                                                             -------------
Construction Materials - 3.5%
   Florida Rock Industries                453,700               20,643,350
                                                             -------------

                                           SHARES                    VALUE
Machinery - 4.6%
   Lincoln Electric Holdings              713,890            $  14,634,745
   Nordson                                212,800               13,034,000
                                                             -------------
                                                                27,668,745
                                                             -------------
Pumps, Valves and Bearings - 3.2%
   Kaydon Corporation                     324,700               10,918,037
   Roper Industries                       263,500                8,432,000
                                                             -------------
                                                                19,350,037
                                                             -------------
Specialty Chemicals and Materials - 1.5%
   Lilly Industries Cl. A                 491,200                9,117,900
                                                             -------------
Textiles - 2.8%
   Unifi*                                 777,200               16,515,500
                                                             -------------
                                                               109,065,532
                                                             =============
Industrial Services - 11.0%
Engineering and Construction - 2.1%
   Morrison Knudsen*                    1,232,400               12,709,125
                                                             -------------
Printing - 3.4%
   Bowne & Co.                            416,100                5,409,300
   Merrill Corporation                    392,200                5,686,900
   New England Business Service           298,900                9,228,538
                                                             -------------
                                                                20,324,738
                                                             -------------
Transportation and Logistics - 5.5%
   Air Express International              571,500               14,501,813
   Arnold Industries                      581,300                8,973,819
   Circle International Group             278,100                6,083,437
   Expeditors International
    of Washington                         121,600                3,313,600
                                                             -------------
                                                                32,872,669
                                                             -------------
                                                                65,906,532
                                                             =============
Natural Resources - 7.3%
Gold - 0.9%
   Anglogold ADR+                         245,100                5,269,650
                                                             -------------
Oil and Gas - 6.4%
   Tom Brown*                           1,022,010               15,905,031
   Devon Energy                           342,300               12,237,225
   Renaissance Energy*                    755,800               10,162,879
                                                             -------------
                                                                38,305,135
                                                             -------------
                                                                43,574,785
                                                             =============
Technology - 22.5%
Aerospace/Defense - 3.6%
   Curtiss-Wright                         356,600               13,862,825
   Woodward Governor                      294,556                7,658,456
                                                             -------------
                                                                21,521,281
                                                             -------------
Components and Systems - 3.1%
   Dionex*                                236,700                9,586,350
   National Instruments*                  223,300                9,015,737
                                                             -------------
                                                                18,602,087
                                                             -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 31

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                 ROYCE PREMIER FUND (continued)


                                      SHARES            VALUE
Technology (continued)
Distribution - 7.1%
   Arrow Electronics*                180,200     $  3,423,800
   Avnet                             351,400       16,340,100
   Marshall Industries*              632,600       22,734,063
                                                 ------------
                                                   42,497,963
                                                 ------------
Semiconductors and Equipment - 2.3%
   Dallas Semiconductor              276,300       13,953,150
                                                 ------------
Software/Services - 6.4%
   Comdisco                          577,600       14,801,000
   National Computer Systems         642,600       21,687,750
   Structural Dynamics Research*     80,000         1,485,000
                                                 ------------
                                                   37,973,750
                                                 ------------
                                                  134,548,231
                                                 ============
TOTAL COMMON STOCKS
   (Cost $425,973,148)                            552,478,150
                                                 ============
REPURCHASE AGREEMENT - 3.5%
State Street Bank and Trust Company,
 4.25% dated 6/30/99, due 7/01/99,
  maturity value $21,002,479
  (collateralized by U.S. Treasury Notes,
  5.50% due 2/29/00, valued at $21,422,636)
  (Cost $21,000,000)                               21,000,000
                                                 ============
TOTAL INVESTMENTS - 95.8%
   (Cost $446,973,148)                            573,478,150
CASH AND OTHER ASSETS
 LESS LIABILITIES - 4.2%                           25,099,654
                                                 ------------

NET ASSETS--100.0%                               $598,577,804
                                                 ============

                        ROYCE MICRO-CAP FUND

COMMON STOCKS - 96.1%

                                            SHARES             VALUE
Consumer Products - 12.6%
Apparel and Shoes - 2.1%
   North Face (The)*                        82,100      $    810,738
   Oshkosh B'Gosh Cl. A                     94,400         1,994,200
                                                        ------------
                                                           2,804,938
                                                        ------------
Food/Beverage/Tobacco - 0.9%
   800 JR Cigar*                            95,400         1,180,575
                                                        ------------
Home Furnishing/Appliances - 3.7%
   Bassett Furniture Industries             85,000         1,944,375
   Conso International*                    252,200         1,450,150
   Fedders Corporation Cl. A                71,900           440,387
   Lifetime Hoan                           127,780         1,165,993
   Neutral Posture Ergonomics*              20,200            42,925
                                                        ------------
                                                           5,043,830
                                                        ------------
Publishing - 1.4%
   Franklin Electronic Publishers*          47,000           173,312
   Topps Company (The)*                    249,000         1,813,031
                                                        ------------
                                                           1,986,343
                                                        ------------
Sports and Recreation - 1.3%
   Aldila*                                 425,000           783,594
   Johnson Worldwide Associates Cl. A*     105,250           960,406
                                                        ------------
                                                           1,744,000
                                                        ------------
Other Consumer Products - 3.2%
   Lazare Kaplan International*            243,700         2,467,463
   Rock of Ages Cl. A*                      83,500           855,875
   Velcro Industries                        84,500         1,024,562
                                                        ------------
                                                           4,347,900
                                                        ------------
                                                          17,107,586
                                                        ============
Consumer Services - 2.0%
Restaurants/Lodgings - 0.3%
   Pizza Inn                               133,400           446,056
                                                        ------------
Retail Stores - 1.7%
   Lechters*                               237,300           593,250
   Mikasa                                   70,000           791,875
   Urban Outfitters*                        32,900           826,613
                                                        ------------
                                                           2,211,738
                                                        ------------
                                                           2,657,794
                                                        ============
Financial Intermediaries - 1.2%
Banking - 0.3%
   Bay Bancshares                           20,000           310,000
                                                        ------------
Insurance - 0.9%
   Capitol Transamerica                     20,835           276,064
   Highlands Insurance Group*               54,700           574,350
   Navigators Group*                        25,200           378,000
   Nobel Insurance*                         33,750            25,312
                                                        ------------
                                                           1,253,726
                                                        ------------
                                                           1,563,726
                                                        ============

32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                               SHARES                VALUE
Financial Services - 1.3%
Information and Processing - 1.2%
   Duff & Phelps Credit Rating                 24,000        $   1,605,000
                                                             -------------
Investment Management - 0.1%
   U.S. Global Investors Cl. A*               137,000              175,531
                                                             -------------
                                                                 1,780,531
                                                             =============
Health - 3.9%
Commercial Services - 1.7%
   ChiRex*                                     28,000              899,500
   Young Innovations*                          98,100            1,434,713
                                                             -------------
                                                                 2,334,213
                                                             -------------
Drugs and Biotech - 1.3%
   BioReliance*                               166,500            1,082,250
   International Isotopes*                     73,100              676,175
                                                             -------------
                                                                 1,758,425
                                                             -------------
Surgical Products and Devices - 0.9%
   Allied Healthcare Products*                168,200              291,722
   Empi*                                       38,000              926,250
                                                             -------------
                                                                 1,217,972
                                                             -------------
                                                                 5,310,610
                                                             =============
Industrial Products - 17.6%
Building Systems and Components - 3.9%
   Falcon Products                            159,600            1,625,925
   Simpson Manufacturing*                      40,800            1,938,000
   Thor Industries                             59,800            1,696,825
                                                             -------------
                                                                 5,260,750
                                                             -------------
Construction Materials - 2.8%
   Florida Rock Industries                     57,200            2,602,600
   Puerto Rican Cement                         37,000            1,227,937
                                                             -------------
                                                                 3,830,537
                                                             -------------
Industrial Components - 0.8%
   Woodhead Industries                         85,800            1,051,050
                                                             -------------
Machinery - 1.8%
   Alamo Group                                 11,000               96,250
   Lund International Holdings*               213,750            1,335,937
   Oshkosh Truck                               19,100              960,969
                                                             -------------
                                                                 2,393,156
                                                             -------------
Paper and Packaging - 0.9%
   PalEx*                                     200,400            1,214,925
                                                             -------------
Pumps, Valves and Bearings - 1.9%
   Denison International ADR+*                 67,400            1,036,275
   NN Ball & Roller                            55,700              320,275
   Sun Hydraulics                             137,600            1,229,800
                                                             -------------
                                                                 2,586,350
                                                             -------------
Specialty Chemicals and Materials - 3.7%
   CFC International*                         158,600            1,704,950
   Chemfab*                                   102,200            1,858,763
   Hauser*                                     45,400              249,700
   Synalloy                                   154,400            1,254,500
                                                             -------------
                                                                 5,067,913
                                                             -------------

                                               SHARES                VALUE
Textiles - 0.3%
   Fab Industries                              30,700        $     468,175
                                                             -------------
Other Industrial Products - 1.5%
   Aerovox*                                   202,200              530,775
   BHA Group Holdings                         143,225            1,181,606
   Mestek*                                     12,000              264,000
                                                             -------------
                                                                 1,976,381
                                                             -------------
                                                                23,849,237
                                                             =============
Industrial Services - 16.1%
Commercial Services - 3.9%
++ Business Resource Group*                   473,900            1,569,794
   Carlisle Holdings*                         185,400            2,688,300
   Cornell Corrections*                        64,200            1,055,287
                                                             -------------
                                                                 5,313,381
                                                             -------------
Engineering and Construction - 3.0%
   Sevenson Environmental Services            248,480            2,888,580
   Willbros Group*                            135,000            1,147,500
                                                             -------------
                                                                 4,036,080
                                                             -------------
Food/Tobacco Processors - 2.0%
   Midwest Grain Products*                    148,050            1,647,056
   Standard Commercial                        166,755              979,686
                                                             -------------
                                                                 2,626,742
                                                             -------------
Industrial Distribution - 1.5%
   MPW Industrial Services Group*              28,800              288,000
   Vallen*                                    109,300            1,748,800
                                                             -------------
                                                                 2,036,800
                                                             -------------
Printing - 1.0%
   Ennis Business Forms                       154,600            1,323,762
                                                             -------------
Transportation and Logistics - 4.7%
   AirNet Systems*                             68,200              920,700
   Circle International Group                 105,700            2,312,188
   Frozen Food Express Industries             252,650            1,926,456
   Kenan Transport                             34,430            1,058,723
   Mark VII*                                   10,000              166,250
                                                             -------------
                                                                 6,384,317
                                                             -------------
                                                                21,721,082
                                                             =============
Natural Resources - 5.0%
Energy Services - 1.6%
   Carbo Ceramics                              70,600            2,148,888
                                                             -------------
Oil and Gas - 3.4%
   Denbury Resources*                         385,100            1,684,812
   PetroCorp*                                 202,300            1,239,088
   Titan Exploration*                         346,600            1,733,000
                                                             -------------
                                                                 4,656,900
                                                             -------------
                                                                 6,805,788
                                                             =============
Technology - 31.7%
Aerospace/Defense - 2.4%
   Cubic                                       52,900            1,302,663
   Special Metals*                            204,300            1,187,494

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 33

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                    ROYCE MICRO-CAP FUND (continued)

                                           SHARES                VALUE
Technology (continued)
Aerospace/Defense (continued)
   Woodward Governor                       30,448        $    791,648
                                                         ------------
                                                            3,281,805
                                                         ------------
Components and Systems - 10.1%
   CEM*                                    85,700             642,750
   Cerprobe*                                5,500              55,000
   Coherent*                              126,300           2,352,337
   HMT Technology*                        154,000             385,000
   Indigo*                                 10,000              35,625
   Kentek Information Systems              73,400             569,997
   Kofax Image Products*                   37,500             365,625
   Mackie Designs*                         69,600             338,212
   MOCON                                  162,975             957,478
   Newport                                112,700           1,746,850
   PCD*                                   126,500           1,391,500
   Penn Engineering &
    Manufacturing                          29,300             659,250
   Perceptron*                             65,000             296,563
   Performance Technologies*               79,500           1,599,937
   Rainbow Technologies*                  103,450           1,222,003
   VideoServer*                           116,100           1,102,950
                                                         ------------
                                                           13,721,077
                                                         ------------
Distribution - 4.8%
   Jaco Electronics*                      101,800             419,925
   Kent Electronics*                       28,800             570,600
   Pioneer-Standard Electronics           259,200           3,110,400
   Richardson Electronics                 344,000           2,343,500
                                                         ------------
                                                            6,444,425
                                                         ------------
Semiconductors and Equipment - 6.6%
   Electroglas*                           140,000           2,800,000
   Exar*                                  110,500           2,734,875
   Intevac*                               222,900           1,225,950
   Unitrode*                               57,400           1,646,662
   Veeco Instruments*                      14,600             496,400
                                                         ------------
                                                            8,903,887
                                                         ------------

                                           SHARES               VALUE
Software/Services - 6.0%
   CFI ProServices*                        20,000        $    225,000
   CSP*                                   123,523             818,340
   JDA Software Group*                    112,400           1,046,725
   Kronos*                                 62,700           2,852,850
   MSC.Software*                          297,500           1,729,219
   New Horizons Worldwide*                 12,500             246,875
   Tyler Technologies*                    175,400           1,205,875
                                                         ------------
                                                            8,124,884
                                                         ------------
Telecommunication - 1.8%
   InterVoice*                             50,000             721,875
   Quanta Services*                         5,000             220,000
   REMEC*                                  88,700           1,430,287
                                                         ------------
                                                            2,372,162
                                                         ------------
                                                           42,848,240
                                                         ============
Miscellaneous -  4.7%                                      6,332,163
                                                         ============
TOTAL COMMON STOCKS
   (Cost $122,822,251)                                    129,976,757
                                                         ============
REPURCHASE AGREEMENT - 3.0%
State Street Bank and Trust Company,
 4.25% dated 6/30/99, due 7/01/99,
  maturity value $4,000,472
  (collateralized by U. S. Treasury Bonds,
  12.75% due 11/15/10, valued at $4,086,739)
  (Cost $4,000,000)                                         4,000,000
                                                         ============
TOTAL INVESTMENTS - 99.1%
   (Cost $126,822,251)                                    133,976,757
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.9%                                    1,229,280
                                                         ------------

NET ASSETS - 100.0%                                      $135,206,037
                                                         ============

34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND

COMMON STOCKS - 94.9%

                                                  SHARES               VALUE
Consumer Products - 11.3%
Apparel and Shoes - 3.1%
   Garan                                          89,500        $  2,875,187
   K-Swiss Cl. A                                  93,100           4,329,150
** North Face (The)*                              95,100             939,112
   Oshkosh B'Gosh Cl. A                          262,100           5,536,863
   Weyco Group                                   196,600           4,521,800
   Wolverine World Wide                           24,500             343,000
                                                                ------------
                                                                  18,545,112
                                                                ------------
Collectibles - 1.1%
   Department 56*                                 67,200           1,806,000
   Enesco Group                                  206,200           4,768,375
                                                                ------------
                                                                   6,574,375
                                                                ------------
Food/Beverage/Tobacco - 0.4%
** 800 JR Cigar*                                 177,000           2,190,375
                                                                ------------
Home Furnishing/Appliances - 1.7%
   Bassett Furniture Industries                  171,575           3,924,778
   Burnham Corporation Cl. A                      51,526           1,945,107
   Burnham Corporation Cl. B                       4,442             167,685
   Conso International*                           74,700             429,525
   Lifetime Hoan                                 368,199           3,359,816
                                                                ------------
                                                                   9,826,911
                                                                ------------
Publishing - 1.4%
   Gibson Greetings*                             355,800           2,257,106
   Topps Company (The)*                          836,100           6,087,853
                                                                ------------
                                                                   8,344,959
                                                                ------------
Sports and Recreation - 1.3%
   Aldila*                                       207,100             381,841
   Johnson Worldwide Associates Cl. A*           116,870           1,066,439
   Oakley*                                       305,600           2,177,400
   Sturm, Ruger & Co.                            381,700           4,079,419
                                                                ------------
                                                                   7,705,099
                                                                ------------
Other Consumer Products - 2.3%
   Koala Corporation*                             16,500             441,375
   Lazare Kaplan International*                  146,100           1,479,263
   Matthews International Cl. A                  138,200           4,094,175
   Velcro Industries                             628,000           7,614,500
                                                                ------------
                                                                  13,629,313
                                                                ------------
                                                                  66,816,144
                                                                ============
Consumer Services - 3.0%
Restaurants/Lodgings - 0.5%
   Buffets*                                      252,400           2,902,600
                                                                ------------
Retail Stores -  2.5%
   Catherines Stores*                            145,800           1,804,275
   Charming Shoppes*                             994,900           6,062,672
   Mikasa                                        202,200           2,287,388
   Sunglass Hut International*                   282,100           4,848,594
                                                                ------------
                                                                  15,002,929
                                                                ------------
                                                                  17,905,529
                                                                ============


                                                  SHARES               VALUE
Financial Intermediaries - 10.0%
Banking - 1.6%
   Baker Boyer Bancorp                            31,300        $  1,627,600
   Community Banks                                65,677           1,403,846
   F & M Bancorporation                           13,800             814,200
   Farmers & Merchants Bank of
    Long Beach                                     1,266           3,513,150
   Hanmi Bank*                                    27,849             407,289
   Oriental Financial Group                       84,833           2,046,596
                                                                ------------
                                                                   9,812,681
                                                                ------------
Insurance - 8.3%
   Alleghany Corporation*                          5,409           1,000,665
   Baldwin & Lyons Cl. B                         125,678           2,976,998
   Berkley (W. R.)                                18,700             467,500
   Capitol Transamerica                          144,745           1,917,871
   Chicago Title                                  62,409           2,227,221
   Commerce Group                                176,342           4,298,336
   Fremont General                               106,340           2,007,167
   Highlands Insurance Group*                    164,300           1,725,150
   Medical Assurance*                            230,909           6,523,179
   NYMAGIC                                        72,800           1,137,500
   Orion Capital                                  35,686           1,280,235
   PMA Capital Cl. A                             231,932           4,769,102
   PXRE                                          207,441           3,759,868
   RLI                                            46,681           1,808,889
   Trenwick Group                                153,800           3,792,131
   Wesco Financial                                13,560           4,203,600
   Zenith National Insurance                     209,400           5,156,475
                                                                ------------
                                                                  49,051,887
                                                                ------------
Securities Brokers - 0.1%
   Legg Mason                                      9,500             365,750
                                                                ------------
                                                                  59,230,318
                                                                ============
Financial Services - 9.5%
Information and Processing - 2.2%
   Duff & Phelps Credit Rating                    98,299           6,573,746
   Fair, Isaac and Co.                            79,100           2,773,444
   Investors Financial Services                   85,608           3,424,320
                                                                ------------
                                                                  12,771,510
                                                                ------------
Insurance Brokers - 4.0%
   Blanch (E.W.) Holdings                         83,000           5,659,562
   Crawford & Co. Cl. A                          386,875           5,222,813
   Gallagher (Arthur J.) & Co.                   172,500           8,538,750
   Hilb, Rogal & Hamilton                        183,300           4,101,338
                                                                ------------
                                                                  23,522,463
                                                                ------------
Investment Management - 3.3%
   Affiliated Managers Group*                     98,900           2,985,544
   Eaton Vance                                   171,200           5,895,700
   John Nuveen Company Cl. A                      67,800           2,894,213
   Nvest LP                                       95,400           2,349,225
   Phoenix Investment Partners                   226,600           1,954,425

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 35

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                     PENNSYLVANIA MUTUAL FUND (continued)

                                               SHARES                VALUE
Financial Services (continued)
Investment Management (continued)
   Pioneer Group (The)*                       213,700        $   3,686,325
                                                             -------------
                                                                19,765,432
                                                             -------------
                                                                56,059,405
                                                             =============
Health - 2.2%
Commercial Services - 0.5%
   PAREXEL International*                     203,600            2,710,425
                                                             -------------
Drugs and Biotech - 0.7%
   BioReliance*                                68,000              442,000
   Chiron*                                    191,000            3,963,250
                                                             -------------
                                                                 4,405,250
                                                             -------------
Health Services - 0.1%
** Jenny Craig*                               123,400              431,900
                                                             -------------
Surgical Products and Devices - 0.9%
   Haemonetics*                               279,400            5,605,462
                                                             -------------
                                                                13,153,037
                                                             =============
Industrial Products -  16.7%
Building Systems and Components - 6.1%
   Falcon Products                            237,900            2,423,606
   International Aluminum                     131,700            3,629,981
   Juno Lighting- WI                            4,843               92,017
   Juno Lighting                              148,200            3,635,531
   Kimball International Cl. B                178,000            3,003,750
   Liberty Homes Cl. A                         93,350              889,742
   Liberty Homes Cl. B                         21,950              201,666
   Preformed Line Products Company            189,786            3,534,764
   Simpson Manufacturing*                     180,900            8,592,750
   Skyline                                    169,200            4,959,675
   Thor Industries                            183,100            5,195,462
                                                             -------------
                                                                36,158,944
                                                             -------------
Construction Materials - 3.1%
   Ash Grove Cement Company                    50,018            4,814,233
   Ash Grove Cement Company Cl. B               5,000              481,250
   Florida Rock Industries                    189,900            8,640,450
   Puerto Rican Cement                        135,600            4,500,225
                                                             -------------
                                                                18,436,158
                                                             -------------
Industrial Components - 0.2%
   Woodhead Industries                        104,650            1,281,962
                                                             -------------
Machinery - 1.9%
   Lincoln Electric Holdings                  257,380            5,276,290
   Lund International Holdings*               117,300              733,125
   Nordson                                     48,900            2,995,125
   Oshkosh Truck                               40,100            2,017,531
                                                             -------------
                                                                11,022,071
                                                             -------------
Paper and Packaging - 1.0%
   CLARCOR                                     58,175            1,116,233
   Liqui-Box                                   60,800            3,268,000
   PalEx*                                     286,300            1,735,694
                                                             -------------
                                                                 6,119,927
                                                             -------------

                                               SHARES                VALUE
Pumps, Valves and Bearings - 0.8%
   Kaydon Corporation                         118,900        $   3,998,013
   Robroy Industries Cl. A                     26,274              312,004
   Roper Industries                             5,000              160,000
   Sun Hydraulics                              25,000              223,437
                                                             -------------
                                                                 4,693,454
                                                             -------------
Specialty Chemicals and Materials - 1.6%
   Aceto                                       24,546              282,279
   CFC International*                          59,100              635,325
   Chemfab*                                    28,500              518,344
   Lilly Industries Cl. A                     229,761            4,264,939
   MacDermid                                   86,231            4,009,742
                                                             -------------
                                                                 9,710,629
                                                             -------------
Textiles - 1.3%
   Fab Industries                             184,232            2,809,538
   Unifi*                                     219,300            4,660,125
                                                             -------------
                                                                 7,469,663
                                                             -------------
Other Industrial Products - 0.7%
   BHA Group Holdings                         169,857            1,401,320
   Myers Industries                           135,132            2,702,640
                                                             -------------
                                                                 4,103,960
                                                             -------------
                                                                98,996,768
                                                             =============
Industrial Services - 16.1%
Advertising/Publishing - 0.6%
   Grey Advertising                            10,031            3,340,323
                                                             -------------
Commercial Services - 2.1%
   ABM Industries                              96,600            2,964,412
   CDI*                                        65,600            2,234,500
   Carlisle Holdings*                         310,500            4,502,250
   Cornell Corrections*                       102,700            1,688,131
   Manpower                                    34,200              773,775
   Olsten                                       8,900               56,181
                                                             -------------
                                                                12,219,249
                                                             -------------
Engineering and Construction - 2.9%
   Morrison Knudsen*                          433,400            4,469,438
   Sevenson Environmental Services            234,400            2,724,900
   Stone & Webster                            205,700            5,476,762
   Willbros Group*                            518,050            4,403,425
                                                             -------------
                                                                17,074,525
                                                             -------------
Food/Tobacco Processors - 1.8%
** DIMON                                      243,000            1,260,563
   Farmer Bros.                                18,475            3,741,187
** Midwest Grain Products*                    369,950            4,115,694
   Standard Commercial                        263,020            1,545,243
                                                             -------------
                                                                10,662,687
                                                             -------------
Industrial Distribution - 0.9%
   Ritchie Bros. Auctioneers*                  28,900            1,101,812
** Vallen*                                    269,400            4,310,400
                                                             -------------
                                                                 5,412,212
                                                             -------------

36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                          SHARES                    VALUE
Industrial Services (continued)
Printing - 2.7%
   Bowne & Co.                           183,300            $   2,382,900
   Ennis Business Forms                  346,100                2,963,481
   Merrill Corporation                   223,300                3,237,850
   New England Business Service          129,900                4,010,663
   Standard Register (The)               119,010                3,659,557
                                                            -------------
                                                               16,254,451
                                                            -------------
Transportation and Logistics - 5.1%
   Air Express International             178,330                4,525,124
   AirNet Systems*                       292,100                3,943,350
   Arnold Industries                     351,048                5,419,304
   Circle International Group            302,574                6,618,806
   Frozen Food Express Industries        418,867                3,193,861
   Kenan Transport                        76,300                2,346,225
   Pittston Company BAX Group            315,100                2,993,450
** Ryanair Holdings ADR+*                 24,300                1,287,900
                                                            -------------
                                                               30,328,020
                                                            -------------
                                                               95,291,467
                                                            =============
Natural Resources - 6.2%
Energy Services - 1.4%
   Carbo Ceramics                        164,000                4,991,750
   Helmerich & Payne                     146,200                3,481,388
                                                            -------------
                                                                8,473,138
                                                            -------------
Oil and Gas - 4.2%
   Barrett Resources*                    156,200                5,994,175
   Tom Brown*                            380,600                5,923,088
** Denbury Resources*                  1,056,872                4,623,815
   Devon Energy                          123,700                4,422,275
   PetroCorp*                             94,800                  580,650
   Tidewater                              32,000                  976,000
   Titan Exploration*                    488,900                2,444,500
                                                            -------------
                                                               24,964,503
                                                            -------------
Real Estate - 0.6%
   Consolidated-Tomoka Land               49,400                  719,387
   FRP Properties*                       102,500                2,639,375
                                                            -------------
                                                                3,358,762
                                                            -------------
                                                               36,796,403
                                                            =============
Technology - 14.9%
Aerospace/Defense - 2.2%
   Curtiss-Wright                        185,400                7,207,425
   Special Metals*                       307,600                1,787,925
   Woodward Governor                     159,272                4,141,072
                                                            -------------
                                                               13,136,422
                                                            -------------
Components and Systems - 3.2%
   CEM*                                   50,000                  375,000
   Credence Systems*                      15,400                  571,725
   Dionex*                               132,276                5,357,178
   Hach                                   25,350                  459,469

                                          SHARES                    VALUE
   Hach Cl. A                             28,461            $     501,625
   MOCON                                  83,400                  489,975
   Newport                               141,200                2,188,600
   PCD*                                  104,100                1,145,100
   Penn Engineering &
    Manufacturing                        210,750                4,741,875
   Penn Engineering &
    Manufacturing Cl. A                   47,050                  958,644
   Perceptron*                           221,800                1,011,962
   VideoServer*                          138,100                1,311,950
                                                            -------------
                                                               19,113,103
                                                            -------------
Distribution - 1.6%
   Arrow Electronics*                     25,000                  475,000
   Marshall Industries*                  189,600                6,813,750
   Pioneer-Standard Electronics           20,000                  240,000
   Richardson Electronics                270,262                1,841,160
                                                            -------------
                                                                9,369,910
                                                            -------------
Semiconductors and Equipment - 5.0%
   Analog Devices*                        66,900                3,357,544
   Dallas Semiconductor                   73,400                3,706,700
   Electroglas*                          227,300                4,546,000
   Exar*                                 243,900                6,036,525
   Helix Technology                       73,000                1,747,438
   Kulicke & Soffa Industries*            39,600                1,061,775
** PRI Automation*                        23,000                  833,750
   Unitrode*                             277,200                7,952,175
   Veeco Instruments*                      7,100                  241,400
                                                            -------------
                                                               29,483,307
                                                            -------------
Software/Services -  2.8%
   Cognex*                               101,200                3,194,125
   Comdisco                               59,300                1,519,563
   Kronos*                                21,900                  996,450
   MSC.Software*                         144,500                  839,906
   National Computer Systems             251,106                8,474,828
   Sybase*                               150,400                1,654,400
   Tyler Technologies*                    25,000                  171,875
                                                            -------------
                                                               16,851,147
                                                            -------------
Telecommunication - 0.1%
   Level 3 Communications*                 2,800                  168,175
                                                            -------------
                                                               88,122,064
                                                            =============
Utilities - 0.1%
   Southern Union*                         7,946                  172,825
                                                            =============

Miscellaneous - 4.9%                                           28,988,190
                                                            =============
TOTAL COMMON STOCKS
   (Cost $368,702,750)                                        561,532,150
                                                            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 37

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

            PENNSYLVANIA MUTUAL FUND (continued)

                                                         VALUE
REPURCHASE AGREEMENT - 4.4%
State Street Bank and Trust
Company,
 4.25% dated 6/30/99, due 7/01/99,
  maturity value $26,003,069
  (collateralized by U.S. Treasury Bonds,
  8.00% due 11/15/21, valued at $26,520,156)
  (Cost $26,000,000)                              $ 26,000,000
                                                  =============
TOTAL INVESTMENTS -  99.3%
   (Cost $394,702,750)                             587,532,150
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.7%                             4,211,636
                                                  ------------

NET ASSETS - 100.0%                               $591,743,786
                                                  ============


                          ROYCE SELECT FUND

COMMON STOCKS - 89.0%
                                        SHARES           VALUE
Consumer Products - 8.2%
Apparel and Shoes - 1.8%
   North Face (The)*                     9,900     $    97,763
                                                   -----------
Food/Beverage/Tobacco - 2.3%
   800 JR Cigar*                        10,000         123,750
                                                   -----------
Home Furnishing/Appliances - 1.4%
   Conso International*                 13,000          74,750
                                                   -----------
Other Consumer Products - 2.7%
   Lazare Kaplan International*          9,000          91,125
   Velcro Industries                     4,300          52,137
                                                   -----------
                                                       143,262
                                                   -----------
                                                       439,525
                                                   ===========
Consumer Services - 5.8%
Restaurants/Lodgings - 1.8%
   Buffets*                              8,300          95,450
                                                   -----------
Retail Stores - 4.0%
   Charming Shoppes*                    35,000         213,281
                                                   -----------
                                                       308,731
                                                   ===========
Financial Intermediaries - 2.2%
Insurance - 2.2%
   Erie Indemnity Company Cl. A          2,500          71,250
   Medical Assurance*                    1,650          46,613
                                                   -----------
                                                       117,863
                                                   ===========
Health - 5.3%
Drugs and Biotech - 2.3%
   Respironics*                          8,000         121,000
                                                   -----------
Surgical Products and Devices - 3.0%
   Haemonetics*                          8,000         160,500
                                                   -----------
                                                       281,500
                                                   ===========
Industrial Products - 11.2%
Building Systems and Components - 2.3%
   Falcon Products                      12,000         122,250
                                                   -----------
Construction Materials - 1.7%
   Florida Rock Industries               2,000          91,000
                                                   -----------
Machinery - 2.7%
   Lincoln Electric Holdings             4,000          82,000
   Nordson                               1,000          61,250
                                                   -----------
                                                       143,250
                                                   -----------
Paper and Packaging - 1.8%
   Peak International*                  14,000          94,937
                                                   -----------
Specialty Chemicals and Materials - 1.2%
   CFC International*                    6,000          64,500
                                                   -----------
Other Industrial Products - 1.5%
   BHA Group Holdings                    9,600          79,200
                                                   -----------
                                                       595,137
                                                   ===========

38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                              SHARES                     VALUE
Industrial Services - 19.4%
Commercial Services - 7.6%
   Business Resource Group*                    7,500              $     24,844
   CDI*                                        5,000                   170,313
   Manpower                                    4,000                    90,500
   Olsten                                     19,000                   119,937
                                                                  ------------
                                                                       405,594
                                                                  ------------
Food/Tobacco Processors - 1.4%
   Midwest Grain Products*                     6,500                    72,313
                                                                  ------------
Transportation and Logistics - 10.4%
   Air Express International                   5,000                   126,875
   Circle International Group                  8,000                   175,000
   Frozen Food Express Industries             18,000                   137,250
   Pittston Company BAX Group                 12,000                   114,000
                                                                  ------------
                                                                       553,125
                                                                  ------------
                                                                     1,031,032
                                                                  ============
Natural Resources -  8.5%
Energy Services - 4.9%
   Carbo Ceramics                              6,200                   188,712
   Nabors Industries*                          3,000                    69,673
                                                                  ------------
                                                                       258,385
                                                                  ------------
Oil and Gas - 3.6%
   Denbury Resources*                         44,000                   192,500
                                                                  ------------
                                                                       450,885
                                                                  ============

                                              SHARES                     VALUE
Technology - 28.4%
Aerospace/Defense - 2.8%
   Curtiss-Wright                              3,800              $    147,725
                                                                  ------------
Components and Systems - 4.6%
   National Instruments*                       2,700                   109,013
   PCD*                                       12,500                   137,500
                                                                  ------------
                                                                       246,513
                                                                  ------------
Distribution - 14.0%
   Arrow Electronics*                          8,000                   152,000
   Avnet                                       3,000                   139,500
   Pioneer-Standard Electronics               20,000                   240,000
   Richardson Electronics                     31,000                   211,187
                                                                  ------------
                                                                       742,687
                                                                  ------------
Semiconductors and Equipment - 2.7%
   Align-Rite International*                   5,000                    69,375
   Exar*                                       3,000                    74,250
                                                                  ------------
                                                                       143,625
                                                                  ------------
Software/Services - 1.9%
   Structural Dynamics Research*               5,500                   102,094
                                                                  ------------
Telecommunication - 2.4%
   REMEC*                                      8,000                   129,000
                                                                  ------------
                                                                     1,511,644
                                                                  ============
TOTAL COMMON STOCKS
   (Cost $4,015,550)                                                 4,736,317
                                                                  ============
TOTAL INVESTMENTS - 89.0%
   (Cost $4,015,550)                                                 4,736,317
CASH AND OTHER ASSETS
 LESS LIABILITIES -  11.0%                                             587,980
                                                                  ------------

NET ASSETS - 100.0%                                               $  5,324,297
                                                                  ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 39

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                        ROYCE TRUST & GIFTSHARES FUND

COMMON STOCKS - 85.9%

                                              SHARES                 VALUE
Consumer Products - 10.5%
Apparel and Shoes - 2.6%
   North Face (The)*                           20,000         $    197,500
   Superior Uniform Group                      12,000              150,000
                                                              ------------
                                                                   347,500
                                                              ------------
Food/Beverage/Tobacco - 1.7%
   800 JR Cigar*                               18,500              228,938
                                                              ------------
Home Furnishing/Appliances - 1.7%
   Conso International*                        40,000              230,000
                                                              ------------
Publishing - 1.7%
   Topps Company (The)*                        31,500              229,359
                                                              ------------
Other Consumer Products -  2.8%
   Lazare Kaplan International*                22,800              230,850
   Velcro Industries                           12,000              145,500
                                                              ------------
                                                                   376,350
                                                              ------------
                                                                 1,412,147
                                                              ============
Consumer Services - 2.7%
Retail Stores - 2.7%
   Charming Shoppes*                           58,300              355,266
                                                              ============
Financial Intermediaries - 2.8%
Insurance - 2.8%
   Medical Assurance*                           4,318              121,983
   Zenith National Insurance                   10,000              246,250
                                                              ------------
                                                                   368,233
                                                              ============
Health - 9.2%
Commercial Services - 0.9%
   Young Innovations*                           8,500              124,313
                                                              ------------
Drugs and Biotech - 4.5%
   Chiron*                                     13,400              278,050
   Respironics*                                21,000              317,625
                                                              ------------
                                                                   595,675
                                                              ------------
Surgical Products and Devices -  3.8%
   Empi*                                       10,500              255,937
   Haemonetics*                                12,600              252,788
                                                              ------------
                                                                   508,725
                                                              ------------
                                                                 1,228,713
                                                              ============
Industrial Products - 4.6%
Machinery - 1.7%
   Lincoln Electric Holdings                   10,900              223,450
                                                              ------------
Paper and Packaging - 1.8%
   Peak International*                         36,000              244,125
                                                              ------------
Other Industrial Products - 1.1%
   BHA Group Holdings                          17,443              143,905
                                                              ------------
                                                                   611,480
                                                              ============


                                              SHARES                 VALUE
Industrial Services - 10.1%
Commercial Services - 3.4%
   Manpower                                     9,300         $    210,412
   Olsten                                      38,000              239,875
                                                              ------------
                                                                   450,287
                                                              ------------
Transportation and Logistics - 6.7%
   Air Express International                   13,800              350,175
   AirNet Systems*                             20,000              270,000
   Circle International Group                  12,900              282,188
                                                              ------------
                                                                   902,363
                                                              ------------
                                                                 1,352,650
                                                              ============
Natural Resources - 11.9%
Energy Services -  5.9%
   Carbo Ceramics                              12,000              365,250
   Nabors Industries*                          17,000              415,437
                                                              ------------
                                                                   780,687
                                                              ------------
Oil and Gas - 6.0%
   Barrett Resources*                           4,300              165,013
   Denbury Resources*                          70,000              306,250
   Devon Energy                                 7,900              282,425
   Titan Exploration*                          10,100               50,500
                                                              ------------
                                                                   804,188
                                                              ------------
                                                                 1,584,875
                                                              ============
Technology - 30.3%
Components and Systems -  3.7%
   National Instruments*                        5,600              226,100
   Newport                                      6,000               93,000
   PCD*                                        15,900              174,900
                                                              ------------
                                                                   494,000
                                                              ------------
Distribution - 13.2%
   Arrow Electronics*                          12,000              228,000
   Avnet                                        7,500              348,750
   Kent Electronics*                           19,700              390,306
   Pioneer-Standard Electronics                30,000              360,000
   Richardson Electronics                      63,300              431,231
                                                              ------------
                                                                 1,758,287
                                                              ------------
Semiconductors and Equipment - 4.6%
   Dallas Semiconductor                         2,600              131,300
   Electroglas*                                 8,000              160,000
   Exar*                                       13,200              326,700
                                                              ------------
                                                                   618,000
                                                              ------------
Software/Services - 5.0%
   Check Point Software Technologies*           5,000              268,125
   JDA Software Group*                         20,000              186,250
   Kronos*                                      4,500              204,750
                                                              ------------
                                                                   659,125
                                                              ------------

40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------


                                           SHARES           VALUE
Technology (continued)
Telecommunication - 3.8%
   Excel Switching*                        10,000     $   299,375
   REMEC*                                  13,100         211,237
                                                      -----------
                                                          510,612
                                                      -----------
                                                        4,040,024
                                                      ===========
Miscellaneous - 3.8%                                      502,869
                                                      ===========
TOTAL COMMON STOCKS
   (Cost $9,573,845)                                   11,456,257
                                                      ===========
REPURCHASE AGREEMENT - 7.5%
State Street Bank and Trust Company,
  4.25% dated 6/30/99, due 7/01/99,
  maturity value $1,000,118
  (collateralized by U.S. Treasury
  Notes, 5.625% due 11/30/99, valued at
  $1,021,583) Cost $1,000,000)                          1,000,000
                                                      ===========

TOTAL INVESTMENTS - 93.4%
   (Cost $10,573,845)                                  12,456,257
CASH AND OTHER ASSETS LESS
 LIABILITIES - 6.6%                                       885,887
                                                      -----------

NET ASSETS - 100.0%                                   $13,342,144
                                                      ===========


                       ROYCE TOTAL RETURN FUND

COMMON STOCKS - 82.3%
                                        SHARES              VALUE
Consumer Products - 7.9%
Apparel and Shoes - 2.7%
   Garan                                69,600       $  2,235,900
   Oshkosh B'Gosh Cl. A                 68,700          1,451,288
   Superior Uniform Group              138,200          1,727,500
   Wolverine World Wide                115,000          1,610,000
                                                     ------------
                                                        7,024,688
                                                     ------------
Collectibles - 0.8%
   Enesco Group                         94,400          2,183,000
                                                     ------------
Food/Beverage/Tobacco - 0.5%
   Fleetwood Enterprises                47,000          1,242,562
                                                     ------------
Home Furnishing/Appliances - 1.8%
   Bassett Furniture Industries        106,400          2,433,900
   Flexsteel Industries                175,500          2,336,344
                                                     ------------
                                                        4,770,244
                                                     ------------
Sports and Recreation - 1.1%
   Sturm, Ruger & Co.                  283,000          3,024,563
                                                     ------------
Other Consumer Products - 1.0%
   Velcro Industries                   222,000          2,691,750
                                                     ------------
                                                       20,936,807
                                                     ============
Consumer Services - 0.6%
Direct Marketing - 0.1%
   Amway Japan ADR+                     80,000            400,000
                                                     ------------
Retail Stores - 0.5%
   Mikasa                              111,900          1,265,869
                                                     ------------
                                                        1,665,869
                                                     ============
Financial Intermediaries - 11.0%
Insurance - 10.9%
   Capitol Transamerica                166,800          2,210,100
   Chartwell Re                         40,300            750,588
   Chicago Title                        38,800          1,384,675
   Commerce Group                      145,700          3,551,437
   Erie Indemnity Company Cl. A         79,000          2,251,500
   LandAmerica Financial Group          16,300            468,625
   LaSalle Re Holdings                  74,900          1,273,300
   NYMAGIC                              83,900          1,310,938
   PMA Capital Cl. A                   154,380          3,174,439
   PXRE                                131,424          2,382,060
   Trenwick Group                       95,100          2,344,809
   Wesco Financial                       6,820          2,114,200
   White Mountains Insurance Group      10,000          1,410,000
   Zenith National Insurance           173,800          4,279,825
                                                     ------------
                                                       28,906,496
                                                     ------------
Securities Brokers - 0.1%
   Legg Mason                            9,666            372,141
                                                     ------------
                                                       29,278,637
                                                     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999  | 41

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                        ROYCE TOTAL RETURN FUND (continued)

                                                   SHARES                VALUE
Financial Services - 5.2%
Insurance Brokers - 2.1%
   Crawford & Co. Cl. A                           202,700        $   2,736,450
   Gallagher (Arthur J.) & Co.                     58,400            2,890,800
                                                                 -------------
                                                                     5,627,250
                                                                 -------------
Investment Management - 3.1%
   Alliance Capital Management L.P.                27,000              872,438
   John Nuveen Company Cl. A                       77,900            3,325,356
   Mackenzie Financial                            101,400            1,118,569
   Phoenix Investment Partners                    354,000            3,053,250
                                                                 -------------
                                                                     8,369,613
                                                                 -------------
                                                                    13,996,863
                                                                 =============
Health - 1.0%
Health Services - 1.0%
   Arrow International                            102,500            2,652,187
                                                                 =============
Industrial Products - 21.4%
Building Systems and Components - 3.7%
   Falcon Products                                178,300            1,816,431
   International Aluminum                          55,200            1,521,450
   Kimball International Cl. B                     85,700            1,446,188
++ Mueller (Paul)                                  59,500            1,851,937
   Skyline                                         40,000            1,172,500
   Thor Industries                                 75,000            2,128,125
                                                                 -------------
                                                                     9,936,631
                                                                 -------------
Construction Materials - 4.2%
   Ameron International                            20,500              904,563
   Ash Grove Cement Company                           610               58,712
   Ash Grove Cement Company Cl. B                  27,000            2,598,750
   Florida Rock Industries                         78,400            3,567,200
   Oregon Steel Mills                             140,000            1,863,750
   Puerto Rican Cement                             68,600            2,276,663
                                                                 -------------
                                                                    11,269,638
                                                                 -------------
Industrial Components - 0.9%
   Woodhead Industries                            184,100            2,255,225
                                                                 -------------
Machinery - 3.3%
   Federal Signal                                  10,000              211,875
   Lincoln Electric Holdings                      188,300            3,860,150
   Minuteman International                        143,000            1,501,500
   Nordson                                         51,300            3,142,125
                                                                 -------------
                                                                     8,715,650
                                                                 -------------
Paper and Packaging - 0.4%
   Peak TRENDS Trust                              148,400            1,094,450
                                                                 -------------
Pumps, Valves and Bearings - 4.1%
   Franklin Electric                               19,900            1,293,500
   Kaydon Corporation                              30,000            1,008,750
   NN Ball & Roller                               628,900            3,616,175
   Roper Industries                               100,000            3,200,000
   Sun Hydraulics                                 127,500            1,139,531

                                                   SHARES                VALUE
   Tech/Ops Sevcon                                 43,700        $     540,787
                                                                 -------------
                                                                    10,798,743
                                                                 -------------
Specialty Chemicals and Materials - 2.1%
   Brady (W.H.) Cl. A                              78,700            2,557,750
   Lilly Industries Cl. A                          40,000              742,500
   Synalloy                                       295,000            2,396,875
                                                                 -------------
                                                                     5,697,125
                                                                 -------------
Textiles - 0.8%
   Fab Industries                                 145,200            2,214,300
                                                                 -------------
Other Industrial Products - 1.9%
   Baldor Electric                                100,000            1,987,500
   Landauer                                        49,600            1,463,200
   Myers Industries                                31,700              634,000
   Tennant                                         30,000              960,000
                                                                 -------------
                                                                     5,044,700
                                                                 -------------
                                                                    57,026,462
                                                                 =============
Industrial Services - 16.2
Advertising/Publishing - 1.3%
   True North Communications                      111,000            3,330,000
                                                                 -------------
Commercial Services - 3.6%
   ABM Industries                                  79,800            2,448,863
   Angelica                                        86,700            1,528,087
   Hardinge                                       136,400            2,395,525
   Olsten                                         312,000            1,969,500
   Shared Medical Systems                          20,000            1,305,000
                                                                 -------------
                                                                     9,646,975
                                                                 -------------
Engineering and Construction - 0.4%
   Sevenson Environmental Services                 96,960            1,127,160
                                                                 -------------
Food/Tobacco Processors - 1.7%
   DIMON                                          390,200            2,024,162
   Universal                                       85,000            2,417,188
                                                                 -------------
                                                                     4,441,350
                                                                 -------------
Industrial Distribution - 1.0%
   Central Steel & Wire                             3,898            2,728,600
                                                                 -------------
Printing - 2.2%
   Ennis Business Forms                           311,500            2,667,219
   Standard Register (The)                        106,700            3,281,025
                                                                 -------------
                                                                     5,948,244
                                                                 -------------
Transportation and Logistics - 6.0%
   Air Express International                      148,500            3,768,187
   Airborne Freight                                47,500            1,315,156
   Arnold Industries                              152,800            2,358,850
   C. H. Robinson Worldwide                        30,000            1,102,500
   Circle International Group                     151,400            3,311,875
   Frozen Food Express Industries                 263,135            2,006,404
   Pittston Company BAX Group                     237,800            2,259,100
                                                                 -------------
                                                                    16,122,072
                                                                 -------------
                                                                    43,344,401
                                                                 =============

42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                              SHARES                VALUE
Natural Resources - 8.3%
Energy Services - 3.0%
   Carbo Ceramics                            124,000         $  3,774,250
   Helmerich & Payne                         164,100            3,907,631
   Lufkin Industries                          22,000              440,000
                                                             ------------
                                                                8,121,881
                                                             ------------
Gold - 1.2%
   Anglogold ADR+                            143,600            3,087,400
                                                             ------------
Oil and Gas - 2.0%
   Devon Energy                               85,900            3,070,925
   Tidewater                                  75,000            2,287,500
                                                             ------------
                                                                5,358,425
                                                             ------------
Real Estate - 2.1%
   Chelsea GCA Realty                         96,500            3,582,563
   Redwood Trust                               5,000               82,812
   Thornburg Mortgage Asset                  115,000            1,150,000
   Vornado Realty Trust                       20,000              706,250
                                                             ------------
                                                                5,521,625
                                                             ------------
                                                               22,089,331
                                                             ============
Technology - 5.4%
Aerospace/Defense - 2.1%
   Curtiss-Wright                             69,800            2,713,475
   Woodward Governor                         106,600            2,771,600
                                                             ------------
                                                                5,485,075
                                                             ------------
Components and Systems - 0.6%
   Penn Engineering &
    Manufacturing Cl. A                       78,600            1,601,475
                                                             ------------
Distribution - 1.3%
   Avnet                                      49,200            2,287,800
   Richardson Electronics                    164,400            1,119,975
                                                             ------------
                                                                3,407,775
                                                             ------------
Semiconductors and Equipment - 1.0%
   Helix Technology                          114,700            2,745,631
                                                             ------------
Telecommunication - 0.4%
   Communications Systems                     89,000            1,101,375
   FirstWorld Communications
    (Warrants)*                                7,000               70,000
                                                             ------------
                                                                1,171,375
                                                             ------------
                                                               14,411,331
                                                             ============
Utilities - 0.3%
   NUI                                        35,000              875,000
                                                             ============
Miscellaneous -  5.0%                                          13,272,047
                                                             ============
TOTAL COMMON STOCKS
   (Cost $215,156,306)                                        219,548,935
                                                             ============

                                              SHARES                VALUE
PREFERRED STOCKS -  0.7%
   Fleetwood Capital Trust (Conv.)            25,000         $  1,000,000
   Vornado Realty Trust (Conv.)               15,000              757,500
                                                             ------------
TOTAL PREFERRED STOCKS
   (Cost $1,772,656)                                            1,757,500
                                                             ============

                                            PRINCIPAL
                                             AMOUNT
CORPORATE BONDS - 7.2%
Amkor Technologies 5.75%
 Conv. Sub. Note due 5/01/03              $  500,000              449,375
Charming Shoppes 7.50%
  Conv. Sub. Note due 7/15/06              5,250,000            5,092,500
Credence Systems 5.25%
  Conv. Sub. Note due 9/15/02              1,000,000              877,500
Cymer 3.50%
  Conv. Sub. Note due 8/06/04              1,000,000              846,250
FirstWorld Communications 0%
  (Step) Sr. Note due 4/15/08              7,000,000            3,990,000
HMT Technology 5.75%
  Conv. Sub. Note due 1/15/04              2,750,000            1,003,750
MSC.Software 7.875%
  Conv. Sub. Deb. due 8/18/04              3,465,000            2,910,600
Richardson Electronics 8.25%
  Conv. Sub. Deb. due 6/15/06              1,657,000            1,292,460
Standard Commercial 7.25%
  Conv. Sub. Deb. due 3/31/07                500,000              305,000
Sunglass Hut International 5.25%
  Conv. Sub. Note due 6/15/03              1,750,000            1,496,250
System Software Associates 7.00%
  Conv. Sub. Note due 9/15/02              2,449,000              857,150
                                                             ------------
TOTAL CORPORATE BONDS
 (Cost $19,913,350)                                            19,120,835
                                                             ============
REPURCHASE AGREEMENT - 9.7%
State Street Bank and Trust Company,
   4.25% dated 6/30/99, due 7/01/99,
   maturity value $26,003,069
   (collateralized by U.S. Treasury Bonds,
   12.75% due 11/15/10, valued at
   $26,526,528)
   (Cost $26,000,000)                                          26,000,000
                                                             ============
TOTAL INVESTMENTS - 99.9%
 (Cost $262,842,312)                                          266,427,270
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.1%                                          194,402
                                                             ------------

NET ASSETS - 100.0%                                          $266,621,672
                                                             ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 43

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                         ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS - 85.8%
                                              SHARES                 VALUE
Consumer Products - 11.4%
Collectibles - 1.6%
   Enesco Group                               15,000          $   346,875
                                                              -----------
Food/Beverage/Tobacco - 0.7%
   800 JR Cigar*                              12,900              159,637
                                                              -----------
Publishing - 2.9%
   Gibson Greetings*                          47,100              298,791
   Topps Company (The)*                       46,900              341,491
                                                              -----------
                                                                  640,282
                                                              -----------
Sports and Recreation - 4.2%
   Oakley*                                    76,200              542,925
   Sturm, Ruger & Co.                         37,700              402,919
                                                              -----------
                                                                  945,844
                                                              -----------
Other Consumer Products - 2.0%
   Lazare Kaplan International*               45,100              456,637
                                                              -----------
                                                                2,549,275
                                                              ===========
Consumer Services - 6.9%
Restaurants/Lodgings - 1.8%
   Buffets*                                   35,400              407,100
                                                              -----------
Retail Stores - 5.1%
   Charming Shoppes*                         139,600              850,688
   Finish Line (The) Cl. A*                   25,500              286,875
                                                              -----------
                                                                1,137,563
                                                              -----------
                                                                1,544,663
                                                              ===========
Financial Intermediaries - 2.1%
Insurance - 2.1%
   Highlands Insurance Group*                 25,000              262,500
   PMA Capital Cl. A                           9,800              201,512
                                                              -----------
                                                                  464,012
                                                              ===========
Financial Services - 2.1%
Investment Management - 2.1%
   Phoenix Investment Partners                17,900              154,387
   Pioneer Group (The)*                       18,700              322,575
                                                              -----------
                                                                  476,962
                                                              ===========
Health - 12.1%
Commercial Services - 3.0%
   Healthworld Corporation*                   10,000              112,500
   PAREXEL International*                     25,000              332,813
   Young Innovations*                         15,000              219,375
                                                              -----------
                                                                  664,688
                                                              -----------
Drugs and Biotech - 9.1%
   Aurora Biosciences*                        50,000              362,500
   Cephalon*                                  20,000              347,500
   Dura Pharmaceuticals*                      20,000              238,750
   ImClone Systems*                           10,000              253,750
   International Isotopes*                    15,000              138,750


                                              SHARES                VALUE
   Liposome Company (The)*                    25,000          $   478,125
   Respironics*                               15,000              226,875
                                                              -----------
                                                                2,046,250
                                                              -----------
                                                                2,710,938
                                                              ===========
Industrial Products - 4.3%
Building Systems and Components - 1.8%
   Falcon Products                            39,000              397,312
                                                              -----------
Pumps, Valves and Bearings - 0.4%
   Sun Hydraulics                             10,000               89,375
                                                              -----------
Specialty Chemicals and Materials - 2.1%
   CFC International*                         44,600              479,450
                                                              -----------
                                                                  966,137
                                                              ===========
Industrial Services - 17.3%
Engineering and Construction - 6.9%
   Morrison Knudsen*                          62,300              642,469
   Sevenson Environmental Services            63,660              740,047
   Willbros Group*                            20,000              170,000
                                                              -----------
                                                                1,552,516
                                                              -----------
Food/Tobacco Processors - 1.1%
   Midwest Grain Products*                    22,100              245,863
                                                              -----------
Printing - 2.5%
   Ennis Business Forms                       50,000              428,125
   Schawk                                     15,000              134,062
                                                              -----------
                                                                  562,187
                                                              -----------
Transportation and Logistics - 6.8%
   AirNet Systems*                            38,300              517,050
   Arnold Industries                          31,200              481,650
   Frozen Food Express Industries             68,000              518,500
                                                              -----------
                                                                1,517,200
                                                              -----------
                                                                3,877,766
                                                              ===========
Natural Resources - 9.0%
Energy Services - 2.8%
   Global Industries*                         25,000              320,313
   Input/Output*                              40,000              302,500
                                                              -----------
                                                                  622,813
                                                              -----------
Oil and Gas - 6.2%
   Tom Brown*                                 23,000              357,937
   Denbury Resources*                        125,000              546,875
   Titan Exploration*                         97,700              488,500
                                                              -----------
                                                                1,393,312
                                                              -----------
                                                                2,016,125
                                                              ===========
Technology - 15.6%
Components and Systems - 2.1%
   Coherent*                                  16,800              312,900
   Newport                                    10,000              155,000
                                                              -----------
                                                                  467,900
                                                              -----------


44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        JUNE 30, 1999(unaudited)
--------------------------------------------------------------------------------


                                           SHARES           VALUE
Technology (continued)
Distribution - 2.5%
   Richardson Electronics                  81,200     $  553,175
                                                      -----------
Semiconductors and Equipment -             3.4%
   Electroglas*                            20,000         400,000
   Helix Technology                        15,000         359,063
                                                      -----------
                                                          759,063
                                                      -----------
Software/Services - 6.5%
   Aspen Technology*                       25,000         293,750
   Comdisco                                 9,000         230,625
   Corel*                                  80,000         310,000
   JDA Software Group*                     45,100         419,994
   Tyler Technologies*                     30,000         206,250
                                                      -----------
                                                        1,460,619
                                                      -----------
Telecommunication - 1.1%
   REMEC*                                  15,300         246,712
                                                      -----------
                                                        3,487,469
                                                      ===========
Miscellaneous - 5.0%                                    1,107,875
                                                      ===========
TOTAL COMMON STOCKS
   (Cost $17,824,935)                                  19,201,222
                                                      ===========
REPURCHASE AGREEMENT - 8.9%
State Street Bank and Trust Company,
 4.25% dated 6/30/99, due 7/01/99,
  maturity value $2,000,236
  (collateralized by U.S. Treasury Bonds,
  8.125% due 8/15/19, valued at $2,045,730)
  (Cost $2,000,000)                                     2,000,000
                                                      ===========
TOTAL INVESTMENTS -  94.7%
   (Cost $19,824,935)                                  21,201,222
CASH AND OTHER ASSETS
 LESS LIABILITIES - 5.3%                                1,181,298
                                                      -----------
NET ASSETS - 100.0%                                   $22,382,520
                                                      ===========


                             ROYCE OPPORTUNITY FUND

 COMMON STOCKS - 93.2%
                                     SHARES           VALUE
Consumer Products - 5.9%
Apparel and Shoes - 2.7%
   Burlington Coat Factory
    Warehouse                        14,200     $   274,238
   Burlington Industries*            36,600         331,687
   Donna Karan International*        44,200         439,238
   Leslie Fay Companies (The)*       35,000         225,312
                                                -----------
                                                  1,270,475
                                                -----------
Collectibles - 0.8%
   Enesco Group                      17,200         397,750
                                                -----------
Publishing - 1.2%
   Polaroid                          14,000         386,750
   Topps Company (The)*              22,500         163,828
                                                -----------
                                                    550,578
                                                -----------
Other Consumer Products - 1.2%
   Cross (A. T.) & Company Cl. A     42,900         238,631
   Jostens                           15,300         322,256
                                                -----------
                                                    560,887
                                                -----------
                                                  2,779,690
                                                ===========
Consumer Services - 5.9%
Leisure/Entertainment - 0.5%
   AMC Entertainment*                12,500         239,062
                                                -----------
Restaurants/Lodgings - 0.6%
   Cooker Restaurant                 43,500         241,969
   Piccadilly Cafeterias              6,000          49,875
                                                -----------
                                                    291,844
                                                -----------
Retail Stores - 4.8%
   Bombay Company (The)*             55,000         422,812
   Elder-Beerman Stores*             32,000         234,000
   Fred's                            20,000         312,500
   Good Guys (The)*                  48,000         360,000
   InterTAN*                         15,000         307,500
   Paul Harris Stores*               50,000         340,625
   Phar-Mor*                         64,000         272,000
                                                -----------
                                                  2,249,437
                                                -----------
                                                  2,780,343
                                                ===========
Financial Intermediaries - 1.0%
Banking - 0.8%
   East West Bancorp                 37,500         377,344
                                                -----------
Insurance - 0.2%
   Old Guard Group                    7,000          93,625
                                                -----------
                                                    470,969
                                                ===========
Health - 1.8%
Commercial Services - 0.5%
   Ultrak*                           38,000         223,250
                                                -----------
Health Services - 0.3%
   Jenny Craig*                      37,000         129,500
                                                -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 45

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


                       ROYCE OPPORTUNITY FUND (continued)


                                                   SHARES              VALUE
Health (continued)
Personal Care - 1.0%
   Herbalife International Cl. A                   26,900        $   294,219
   Weider Nutrition International Cl. A            47,800            197,175
                                                                 -----------
                                                                     491,394
                                                                 -----------
                                                                     844,144
                                                                 ===========
Industrial Products - 20.8%
Building Systems and Components - 0.8%
   Pameco Corporation*                             50,000            381,250
                                                                 -----------
Construction Materials - 2.1%
   Foster (L.B.) Cl. A*                            57,300            336,638
   Giant Cement Holding*                           10,000            228,750
   Lamson & Sessions*                              41,000            246,000
   Northwest Pipe*                                 12,000            199,500
                                                                 -----------
                                                                   1,010,888
                                                                 -----------
Industrial Components - 3.1%
   Chyron*                                        100,400            169,425
   Gundle/SLT Environmental*                       50,000            212,500
   LeCroy*                                         18,200            431,112
   Tektronix                                       11,900            359,231
   Woodhead Industries                             22,900            280,525
                                                                 -----------
                                                                   1,452,793
                                                                 -----------
Machinery - 4.3%
   Atchison Casting*                               25,000            257,813
   Chart Industries                                 1,700             13,388
   CMI Cl. A                                       47,100            429,787
   ESCO Electronics*                               32,500            416,406
   Hurco Companies*                                44,400            222,000
   Lincoln Electric Holdings                       17,000            348,500
   Osmonics*                                       32,500            353,437
                                                                 -----------
                                                                   2,041,331
                                                                 -----------
Paper and Packaging - 2.3%
   Applied Extrusion Technologies*                 53,600            408,700
   Gaylord Container Cl. A*                        44,100            350,044
   Peak International*                             49,300            334,316
                                                                 -----------
                                                                   1,093,060
                                                                 -----------
Pumps, Valves and Bearings - 0.4%
   NN Ball & Roller                                37,000            212,750
                                                                 -----------
Specialty Chemicals and Materials - 4.7%
   Arch Chemicals                                  19,500            474,094
   Calgon Carbon                                   23,300            138,344
   Furon                                           12,000            228,000
   Lilly Industries Cl. A                          10,000            185,625
   NL Industries                                   40,000            445,000
   Olin Corporation                                12,000            158,250
   Rogers*                                         10,000            295,000
   Sybron Chemicals*                               16,000            284,000
                                                                 -----------
                                                                   2,208,313
                                                                 -----------
Textiles - 1.3%
   Cone Mills*                                     40,000            240,000
   Delta Woodside Industries                       43,800            262,800


                                                   SHARES              VALUE
   Dixie Group                                     12,000        $   101,812
                                                                 -----------
                                                                     604,612
                                                                 -----------
Other Industrial Products - 1.8%
   Fansteel*                                       49,800            273,900
   Maxwell Technologies*                            9,900            238,219
   Medar*                                          44,000             96,250
   Scotsman Industries                             12,000            258,750
                                                                 -----------
                                                                     867,119
                                                                 -----------
                                                                   9,872,116
                                                                 ===========
Industrial Services - 11.0%
Advertising/Publishing - 1.0%
   True North Communications                       15,000            450,000
                                                                 -----------
Commercial Services - 2.1%
   Alexander & Baldwin                             12,000            267,000
   Carlisle Holdings*                              30,000            435,000
   Todd-AO Cl. A                                   25,000            275,000
                                                                 -----------
                                                                     977,000
                                                                 -----------
Engineering and Construction - 1.7%
   Modtech Holdings*                               33,344            379,288
   Weston (Roy F.) Cl. A*                          44,200            132,600
   Willbros Group*                                 35,800            304,300
                                                                 -----------
                                                                     816,188
                                                                 -----------
Food/Tobacco Processors - 0.6%
   Midwest Grain Products*                         26,500            294,813
                                                                 -----------
Industrial Distribution - 0.6%
   Del Global Technologies*                        28,300            275,925
                                                                 -----------
Printing - 1.2%
   Bowne & Co.                                     21,800            283,400
   Merrill Corporation                             19,200            278,400
                                                                 -----------
                                                                     561,800
                                                                 -----------
Transportation and Logistics - 3.8%
   Arkansas Best Corporation*                      37,500            372,656
   Circle International Group                      19,000            415,625
   Fritz Companies*                                25,000            268,750
   Mesa Air Group*                                 50,000            375,781
   OMI Corporation*                                12,100             24,956
   Sea Containers Cl. A                            10,600            355,762
                                                                 -----------
                                                                   1,813,530
                                                                 -----------
                                                                   5,189,256
                                                                 ===========
Natural Resources - 2.8%
Metals and Mining - 0.9%
   Century Aluminum                                42,400            262,350
   Inco                                            10,000            180,000
                                                                 -----------
                                                                     442,350
                                                                 -----------
Oil and Gas - 1.9%
   Tom Brown*                                      12,500            194,531
   Forest Oil*                                     22,500            282,656
   Patina Oil & Gas                                65,000            410,313
                                                                 -----------
                                                                     887,500
                                                                 -----------
                                                                   1,329,850
                                                                 ===========


46 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        JUNE 30, 1999(unaudited)
--------------------------------------------------------------------------------


                                             SHARES               VALUE
Technology - 39.3%
Aerospace/Defense - 2.3%
   Cubic                                     19,000         $   467,875
   DRS Technologies*                         48,600             513,338
   Hawker Pacific Aerospace*                 59,500             141,312
                                                            -----------
                                                              1,122,525
                                                            -----------
Components and Systems - 7.2%
   Aavid Thermal Technologies*               11,200             253,400
   Auspex Systems*                           40,000             435,000
   Box Hill Systems*                         60,000             352,500
   Ciprico*                                  25,100             249,431
   Exabyte*                                  35,000             135,625
   HMT Technology*                           52,900             132,250
   Innovex                                   35,200             492,800
   Mentor Graphics*                          27,800             356,188
   PSC*                                      49,500             485,719
   Penn Engineering &
    Manufacturing                            18,300             411,750
   Smartflex Systems*                        30,000              99,375
                                                            -----------
                                                              3,404,038
                                                            -----------
Distribution - 5.3%
   Bell Industries                           33,800             149,987
   Bell Microproducts*                       60,000             412,500
   Keithley Instruments                      38,100             340,519
   Kent Electronics*                         26,300             521,069
   Pioneer-Standard Electronics              20,000             240,000
   Richardson Electronics                    17,500             119,219
   SBS Technologies*                         11,000             222,750
   Varian Medical Systems                    20,000             505,000
                                                            -----------
                                                              2,511,044
                                                            -----------
Semiconductors and Equipment - 9.8%
   California Micro Devices*                 52,600             118,350
   Cirrus Logic*                             42,000             372,750
   Cypress Semiconductor*                    30,000             495,000
   ESS Technology*                           29,000             389,688
   Exar*                                      8,000             198,000
   FSI International*                        27,000             224,437
   General Semiconductor*                    31,400             286,525
   International Rectifier*                  30,000             399,375


                                             SHARES               VALUE
   Microsemi*                                23,900         $   224,063
   Photon Dynamics*                          33,800             405,600
   S3 Incorporated*                          34,800             316,462
   Sigma Designs*                            45,300             277,463
   Silicon Valley Group*                     25,800             433,762
   Vishay Intertechnology*                   23,375             490,875
                                                            -----------
                                                              4,632,350
                                                            -----------
Software/Services - 6.8%
   Benchmark Electronics*                     9,000             323,438
   Evans & Sutherland Computer*              22,400             292,600
   MSC.Software*                             53,200             309,225
   Merix*                                    72,000             549,000
   Network Equipment Technologies*           38,000            375,250
   Phoenix Technologies*                     38,000             679,250
   Planar Systems*                           41,000             317,750
   System Software Associates*               50,000              82,813
   Technology Solutions*                     26,100             282,206
                                                            -----------
                                                              3,211,532
                                                            -----------
Telecommunication - 7.9%
   Adaptive Broadband*                       25,600             560,000
   Allen Telecom*                            38,000             408,500
   Boca Research*                            25,700             195,962
   C-COR Electronics*                        11,700             326,138
   Cable Design Technologies*                22,600             348,888
   Comtech Telecommunications*               25,200             267,750
   General DataComm Industries*              40,900             107,362
   Spectrian*                                19,800             287,100
   Symmetricom*                              52,700             428,188
   Vertex Communications*                    27,500             376,406
   Watkins-Johnson                           15,000             442,500
                                                            -----------
                                                              3,748,794
                                                            -----------
                                                             18,630,283
                                                            ===========
Miscellaneous -  4.7%                                         2,243,321
                                                            ===========
TOTAL COMMON STOCKS
   (Cost $37,929,482)                                        44,139,972
                                                            ===========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 47

                                                       JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                       ROYCE OPPORTUNITY FUND (continued)


                                             PRINCIPAL
                                                AMOUNT          VALUE
CORPORATE BONDS - 0.3%
Adaptive Broadbrand 5.25%
 Conv. Sub. Note due 12/15/03                 $ 50,000    $    44,563
System Software Associates 7.00%
 Conv. Sub. Note due 9/15/02                   280,000         98,000
                                                          -----------
TOTAL CORPORATE BONDS
   (Cost $179,975)                                            142,563
                                                          ===========
REPURCHASE AGREEMENT - 2.1%
State Street Bank and Trust Company,
 4.25% dated 6/30/99, due 7/01/99,
  maturity value $1,000,118
  (collateralized by U.S. Treasury Notes,
  5.625% due 11/30/99, valued at $1,021,583)
  (Cost $1,000,000)                                         1,000,000
                                                          ===========
TOTAL INVESTMENTS - 95.6%
   (Cost $39,109,457)                                      45,282,535
CASH AND OTHER ASSETS
 LESS LIABILITIES - 4.4%                                    2,065,313
                                                          -----------
NET ASSETS - 100.0%                                       $47,347,848
                                                          ===========





--------------------------------------------------------------------------------

*  Non-income producing.

+  American Depository Receipt.

++ At June 30, 1999, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

** A portion of these securities were on loan at June 30, 1999. Total market value of all securities on loan at June 30, 1999 was $2,256,506, for which the Fund had received $2,330,171 as collateral.
--------------------------------------------------------------------------------


48 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES                   JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------


                                                    Royce            Royce        Pennsylvania
                                                   Premier         Micro-Cap         Mutual
                                                    Fund             Fund             Fund
----------------------------------------------------------------------------------------------
ASSETS:
Investments at value*                            $552,478,150    $129,976,757     $561,532,150
Repurchase agreements (at cost and value)          21,000,000       4,000,000       26,000,000
Cash                                                  138,204         364,779          629,185
Collateral from brokers on securities loaned            -               -            2,330,171
Receivable for investments sold                    23,239,721         663,701        5,774,739
Receivable for capital shares sold                  2,755,455         376,847        3,426,688
Receivable for dividends and interest                 468,316          38,122          659,869
Prepaid expenses and other assets                      25,337           6,925           27,574
----------------------------------------------------------------------------------------------
 Total Assets                                     600,105,183     135,427,131      600,380,376
----------------------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned             -               -            2,330,171
Payable for investments purchased                     266,426           -            3,456,894
Payable for capital shares redeemed                   656,640          53,053        2,319,614
Payable for investment advisory fees                  466,668         118,438          363,490
Accrued expenses                                      137,645          49,603          166,421
----------------------------------------------------------------------------------------------
 Total Liabilities                                  1,527,379         221,094        8,636,590
----------------------------------------------------------------------------------------------
 Net Assets                                      $598,577,804    $135,206,037     $591,743,786
----------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)       $    642,284    $   (532,689)    $    858,219
Accumulated net realized gain on investments       17,829,092      13,689,436       37,927,004
Net unrealized appreciation on investments        126,505,002       7,154,506      192,829,400
Capital shares                                         61,178          15,384           76,636
Additional paid-in capital                        453,540,248     114,879,400      360,052,527
----------------------------------------------------------------------------------------------
 Net Assets                                      $598,577,804    $135,206,037     $591,743,786
----------------------------------------------------------------------------------------------
  Investment Class                               $598,577,804    $133,982,584     $455,109,703
  Consultant Class                                               $  1,223,453     $136,634,083
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
  Investment Class                                 61,177,824      15,243,758       58,885,845
  Consultant Class                                                    140,686       17,750,268
----------------------------------------------------------------------------------------------
NET ASSET VALUES:
(Net Assets [divided by] Shares Outstanding)
  Investment Class (1)                                  $9.78           $8.79            $7.73
  Consultant Class (2)                                                  $8.70            $7.70
----------------------------------------------------------------------------------------------
* Investments at identified cost                 $425,973,148    $122,822,251     $368,702,750
----------------------------------------------------------------------------------------------


                                                   Royce      Royce Trust &       Royce           Royce          Royce
                                                   Select      GiftShares      Total Return    Low-Priced     Opportunity
                                                    Fund          Fund             Fund        Stock Fund        Fund
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value*                           $4,736,317     $11,456,257     $240,427,270    $19,201,222     $44,282,535
Repurchase agreements (at cost and value)            -           1,000,000       26,000,000      2,000,000       1,000,000
Cash                                               450,769         320,347          865,233        221,440         852,465
Collateral from brokers on securities loaned         -               -                -              -               -
Receivable for investments sold                    401,382       1,486,405        1,458,045        740,911         191,801
Receivable for capital shares sold                   -                 400          894,482        777,500       2,014,335
Receivable for dividends and interest                4,300           5,671          893,668          1,668          23,652
Prepaid expenses and other assets                    -               6,099            9,397            850          13,156
--------------------------------------------------------------------------------------------------------------------------
 Total Assets                                    5,592,768      14,275,179      270,548,095     22,943,591      48,377,944
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned          -               -                -              -               -
Payable for investments purchased                  176,318         911,851        3,053,846        489,426         964,681
Payable for capital shares redeemed                  -               -              563,735         39,750           5,500
Payable for investment advisory fees                92,153           6,249          199,753         15,889          36,496
Accrued expenses                                     -              14,935          109,089         16,006          23,419
--------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                 268,471         933,035        3,926,423        561,071       1,030,096
--------------------------------------------------------------------------------------------------------------------------
 Net Assets                                     $5,324,297     $13,342,144     $266,621,672    $22,382,520     $47,347,848
--------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)      $  (78,098)    $   (30,722)    $    197,531    $   (51,832)    $    73,004
Accumulated net realized gain on investments       372,958       1,677,976        8,634,641      2,686,130       2,303,390
Net unrealized appreciation on investments         720,767       1,882,412        3,584,942      1,376,287       6,173,078
Capital shares                                          40           1,394           34,999          2,814           6,821
Additional paid-in capital                       4,308,630       9,811,084      254,169,559     18,369,121      38,791,555
--------------------------------------------------------------------------------------------------------------------------
 Net Assets                                     $5,324,297     $13,342,144     $266,621,672    $22,382,520     $47,347,848
--------------------------------------------------------------------------------------------------------------------------
  Investment Class                              $5,324,297     $11,261,531     $266,621,672    $22,382,520     $47,347,848
  Consultant Class                                             $ 2,080,613
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
  Investment Class                                  40,373       1,173,615       34,998,622      2,813,778       6,820,996
  Consultant Class                                                 220,607
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUES:
(Net Assets [divided by] Shares Outstanding)
  Investment Class (1)                             $131.88           $9.60            $7.62          $7.95           $6.94
  Consultant Class (2)                                               $9.43
--------------------------------------------------------------------------------------------------------------------------
* Investments at identified cost                $4,015,550     $ 9,573,845     $236,842,312    $17,824,935     $38,109,457
--------------------------------------------------------------------------------------------------------------------------

(1) Offering and redemption price per share; shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).

(2) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 49

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Royce Premier Fund                 Royce Micro-Cap Fund
                                                       --------------------------------------------------------------------
                                                        Six months ended      Year ended    Six months ended    Year ended
                                                          June 30, 1999      December 31,     June 30, 1999    December 31,
                                                           (unaudited)           1998          (unaudited)         1998
                                                       --------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                             $     344,329       $   3,026,370    $   (532,689)    $ (1,077,422)
Net realized gain on investments                             6,972,026          16,476,014      12,467,016       11,052,305
Net change in unrealized appreciation on investments        30,425,009          15,256,788     (11,241,938)     (17,036,282)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
investment operations                                       37,741,364          34,759,172         692,389       (7,061,399)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
 Investment Class                                                -              (3,095,427)          -              (72,742)
 Consultant Class                                                                                    -                 (293)
Net realized gain on investments
 Investment Class                                                -              (5,571,075)          -           (9,504,473)
 Consultant Class                                                                                    -              (44,548)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                              -              (8,666,502)          -           (9,622,056)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
 Investment Class                                          127,837,183         221,957,563      27,286,331       55,074,780
 Consultant Class                                                                                  485,569          925,930
Distributions reinvested
 Investment Class                                                -               8,428,754           -            9,270,159
 Consultant Class                                                                                    -               39,659
Value of shares redeemed
 Investment Class                                         (135,989,326)       (220,631,891)    (59,356,968)     (81,986,610)
 Consultant Class                                                                                  (71,986)        (106,404)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                                  (8,152,143)          9,754,426     (31,657,054)     (16,782,486)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       29,589,221          35,847,096     (30,964,665)     (33,465,941)
NET ASSETS:
 Beginning of period                                       568,988,583         533,141,487     166,170,702      199,636,643
---------------------------------------------------------------------------------------------------------------------------
 End of period                                           $ 598,577,804       $ 568,988,583    $135,206,037     $166,170,702
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)               $     642,284       $     297,955    $   (532,689)    $      -
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
 Investment Class                                           14,694,820          24,809,013        3,356,889       5,872,063
 Consultant Class                                                                                    61,672          96,259
Shares issued for reinvestment of distributions
 Investment Class                                                -                 963,284            -           1,138,769
 Consultant Class                                                                                     -               4,902
Shares redeemed
 Investment Class                                          (15,751,312)        (24,840,814)      (7,454,951)     (8,912,344)
 Consultant Class                                                                                    (9,388)        (12,759)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding               (1,056,492)            931,483       (4,045,778)     (1,813,110)
---------------------------------------------------------------------------------------------------------------------------


                                                             Pennsylvania Mutual Fund              Royce Select Fund
                                                       -------------------------------------------------------------------
                                                      Six months ended      Year ended     Six months ended   Period ended
                                                        June 30, 1999      December 31,      June 30, 1999    December 31,
                                                         (unaudited)           1998           (unaudited)       1998(a)
                                                       -------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $    807,894       $   2,847,051      $  (78,098)      $      582
Net realized gain on investments                          35,886,817          67,731,907         346,256           26,721
Net change in unrealized appreciation on investments     (11,108,393)        (43,310,982)        669,097           51,670
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
investment operations                                     25,586,318          27,267,976         937,255           78,973
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
 Investment Class                                              -              (2,894,969)          -                 (601)
 Consultant Class                                              -                   -
Net realized gain on investments
 Investment Class                                              -             (41,174,076)          -                -
 Consultant Class                                              -             (12,374,251)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                            -             (56,443,296)          -                 (601)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
 Investment Class                                         77,840,145         131,448,215       3,297,069        1,011,000
 Consultant Class                                          5,166,624           4,633,372
Distributions reinvested
 Investment Class                                              -              41,415,445           -                  601
 Consultant Class                                              -              11,840,244
Value of shares redeemed
 Investment Class                                        109,598,323)       (192,077,698)          -                -
 Consultant Class                                        (14,149,765)        (20,768,837)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                               (40,741,319)        (23,509,259)      3,297,069        1,011,601
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (15,155,001)        (52,684,579)      4,234,324        1,089,973
NET ASSETS:
 Beginning of period                                     606,898,787         659,583,366       1,089,973            -
--------------------------------------------------------------------------------------------------------------------------
 End of period                                          $591,743,786       $ 606,898,787      $5,324,297       $1,089,973
--------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)              $    858,219       $      50,325      $  (78,098)      $    -
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
 Investment Class                                         11,111,847          16,866,770          30,261           10,106
 Consultant Class                                            720,514             579,570
Shares issued for reinvestment of distributions
 Investment Class                                              -               5,899,787           -                    6
 Consultant Class                                              -               1,686,598
Shares redeemed
 Investment Class                                        (15,777,838)        (24,138,522)          -                -
 Consultant Class                                         (2,041,726)         (2,651,359)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding             (5,987,203)         (1,757,156)         30,261           10,112
--------------------------------------------------------------------------------------------------------------------------

(a) Royce Select Fund commenced operations on November 18, 1998.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

50 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                         Royce Trust & GiftShares Fund         Royce Total Return Fund
                                                       ---------------------------------------------------------------------
                                                        Six months ended    Year ended    Six months ended      Year ended
                                                          June 30, 1999    December 31,     June 30, 1999      December 31,
                                                           (unaudited)         1998          (unaudited)           1998
                                                       ---------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                              $   (30,722)      $  (28,802)     $  2,890,210       $   4,629,697
Net realized gain (loss) on investments                     1,125,948          585,011        (1,744,936)         15,482,353
Net change in unrealized appreciation on investments          853,774          730,213         2,632,876         (10,546,575)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
investment operations                                       1,949,000        1,286,422         3,778,150           9,565,475
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
 Investment Class                                               -                -            (2,692,679)         (4,676,552)
 Consultant Class                                               -                -
Net realized gain on investments
 Investment Class                                               -              (13,608)            -              (4,986,404)
 Consultant Class                                               -               (2,159)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             -              (15,767)       (2,692,679)         (9,662,956)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
 Investment Class                                           1,196,717        3,728,172       117,294,104         224,193,061
 Consultant Class                                             528,313        1,021,791
Distributions reinvested
 Investment Class                                               -               13,603         2,467,150           8,855,052
 Consultant Class                                               -                2,136
Value of shares redeemed
 Investment Class                                                (257)         (57,930)      (99,214,410)       (108,407,737)
 Consultant Class                                             (25,821)          (5,398)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                                  1,698,952        4,702,374        20,546,844         124,640,376
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                  3,647,952        5,973,029        21,632,315         124,542,895
NET ASSETS:
 Beginning of period                                        9,694,192        3,721,163       244,989,357         120,446,462
----------------------------------------------------------------------------------------------------------------------------
 End of period                                            $13,342,144       $9,694,192      $266,621,672       $ 244,989,357
----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                $   (30,722)      $    -          $    197,531       $       -
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
 Investment Class                                             152,480          503,437        16,084,635          29,334,388
 Consultant Class                                              67,301          141,588
Shares issued for reinvestment of distributions
 Investment Class                                               -                1,753           340,186           1,199,870
 Consultant Class                                               -                  278
Shares redeemed
 Investment Class                                                 (33)          (7,319)      (13,849,514)        (14,135,279)
 Consultant Class                                              (3,435)            (692)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                 216,313          639,045         2,575,307          16,398,979
----------------------------------------------------------------------------------------------------------------------------


                                                           Royce Low-Priced Stock Fund           Royce Opportunity Fund
                                                       ------------------------------------------------------------------
                                                        Six months ended    Year ended    Six months ended    Year ended
                                                          June 30, 1999    December 31,     June 30, 1999    December 31,
                                                           (unaudited)         1998          (unaudited)         1998
                                                       ------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                              $   (51,832)    $    (22,279)     $     73,004      $   (44,314)
Net realized gain (loss) on investments                     1,743,048        1,031,027         1,100,223        1,597,782
Net change in unrealized appreciation on investments          763,984         (925,593)        4,430,921         (373,765)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
investment operations                                       2,455,200           83,155         5,604,148        1,179,703
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
 Investment Class                                               -                -                 -                -
 Consultant Class
Net realized gain on investments
 Investment Class                                               -              (95,688)            -             (933,562)
 Consultant Class
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             -              (95,688)            -             (933,562)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
 Investment Class                                           4,261,256       14,794,912        18,196,544       15,585,247
 Consultant Class
Distributions reinvested
 Investment Class                                               -               94,106             -              891,292
 Consultant Class
Value of shares redeemed
 Investment Class                                          (5,507,543)     (11,799,296)      (10,730,529)      (4,688,495)
 Consultant Class
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                                 (1,246,287)       3,089,722         7,466,015       11,788,044
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                  1,208,913        3,077,189        13,070,163       12,034,185
NET ASSETS:
 Beginning of period                                       21,173,607       18,096,418        34,277,685       22,243,500
-------------------------------------------------------------------------------------------------------------------------
 End of period                                            $22,382,520     $ 21,173,607      $ 47,347,848      $34,277,685
-------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                $   (51,832)    $      -          $     73,004      $     -
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
 Investment Class                                             577,979        2,009,166         2,880,159        2,584,105
 Consultant Class
Shares issued for reinvestment of distributions
 Investment Class                                               -               14,237             -              156,949
 Consultant Class
Shares redeemed
 Investment Class                                            (810,140)      (1,632,413)       (1,750,676)        (808,098)
 Consultant Class
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                (232,161)         390,990         1,129,483        1,932,956
-------------------------------------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 51

STATEMENTS OF OPERATIONS              SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------


                                                Royce         Royce       Pennsylvania
                                               Premier      Micro-Cap        Mutual
                                                 Fund         Fund            Fund
                                            ------------------------------------------
INVESTMENT INCOME:
Income:
 Dividends                                   $ 3,041,282   $    422,546   $  3,740,529
 Interest                                        573,823         44,804        382,393
--------------------------------------------------------------------------------------
Total Income                                   3,615,105        467,350      4,122,922
--------------------------------------------------------------------------------------
Expenses:
 Investment advisory fees                      2,639,533      1,002,336      2,131,317
 Distribution fees - Investment Class              -              -              -
 Distribution fees - Consultant Class              -              4,384        629,571
 Shareholder servicing - Investment Class        186,462         63,417        152,152
 Shareholder servicing - Consultant Class          -              3,920         30,329
 Administrative and office facilities            134,297         39,730        145,594
 Shareholder reports - Investment Class          128,644         50,955        139,046
 Shareholder reports - Consultant Class            -              1,078         45,458
 Custodian                                        56,512         37,685         61,205
 Trustees' fees                                   39,721          9,933         40,687
 Audit                                            17,325         10,725         21,900
 Registration - Investment Class                  15,713         11,612         10,029
 Registration - Consultant Class                   -              2,462          5,438
 Legal                                            13,652          3,984         16,850
 Other expenses                                   38,917         13,536         42,845
--------------------------------------------------------------------------------------
Total Expenses                                 3,270,776      1,255,757      3,472,421
Fees Waived by Investment Adviser
 and Distributor                                   -           (249,135)      (157,393)
Expenses Reimbursed by Investment
 Adviser - Consultant Class                        -             (6,583)         -
--------------------------------------------------------------------------------------
Net Expenses                                   3,270,776      1,000,039      3,315,028
--------------------------------------------------------------------------------------
Net Investment Income (Loss)                     344,329       (532,689)       807,894
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments        6,972,026     12,467,016     35,886,817
Net change in unrealized appreciation
 on investments                               30,425,009    (11,241,938)   (11,108,393)
--------------------------------------------------------------------------------------
Net realized and unrealized gain
 on investments                               37,397,035      1,225,078     24,778,424
--------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS FROM INVESTMENT OPERATIONS           $37,741,364   $    692,389   $ 25,586,318
--------------------------------------------------------------------------------------


                                                Royce    Royce Trust &       Royce         Royce          Royce
                                                Select    GiftShares      Total Return   Low-Priced    Opportunity
                                                 Fund        Fund            Fund        Stock Fund        Fund
                                            ----------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Dividends                                   $   14,055    $   41,384     $ 3,144,228    $   80,207     $  309,215
------------------------------------------------------------------------------------------------------------------
Total Income                                     14,055        54,343       4,383,836        84,657        334,476
------------------------------------------------------------------------------------------------------------------
Expenses:
 Investment advisory fees                       130,899        51,853       1,194,901       137,405        175,484
 Distribution fees - Investment Class             -            11,012           -            22,901          -
 Distribution fees - Consultant Class             -             7,804           -             -              -
 Shareholder servicing - Investment Class         -             5,356         126,336        10,125         10,064
 Shareholder servicing - Consultant Class         -             3,951           -             -              -
 Administrative and office facilities             -             2,239          56,239         4,903          8,040
 Shareholder reports - Investment Class           -             9,206         104,439         6,859          8,671
 Shareholder reports - Consultant Class           -             2,423           -             -              -
 Custodian                                        -             8,865          40,555        11,675         43,322
 Trustees' fees                                   -               794          18,652         1,373          2,629
 Audit                                            -             9,175          10,325         6,950          6,175
 Registration - Investment Class                  -             6,642          26,947         7,625          8,272
 Registration - Consultant Class                  -             2,328           -             -              -
 Legal                                            -               233           5,814           497            827
 Other expenses                                   -             3,666          15,390         2,464          5,524
------------------------------------------------------------------------------------------------------------------
Total Expenses                                  130,899       125,547       1,599,598       212,777        269,008
Fees Waived by Investment Adviser
 and Distributor                                (38,746)      (36,039)       (105,972)      (76,288)        (7,536)
Expenses Reimbursed by Investment
 Adviser - Consultant Class                       -            (4,443)          -             -              -
------------------------------------------------------------------------------------------------------------------
Net Expenses                                     92,153        85,065       1,493,626       136,489        261,472
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                    (78,098)      (30,722)      2,890,210       (51,832)        73,004
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments         346,256     1,125,948      (1,744,936)    1,743,048      1,100,223
Net change in unrealized appreciation
 on investments                                 669,097       853,774       2,632,876       763,984      4,430,921
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
 on investments                               1,015,353     1,979,722         887,940     2,507,032      5,531,144
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS FROM INVESTMENT OPERATIONS           $  937,255    $1,949,000     $ 3,778,150    $2,455,200     $5,604,148
------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

52 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
--------------------------------------------------------------------------------

                  Net          Net       Net Realized                 Distributions    Distributions
             Asset Value,  Investment   and Unrealized   Total from      from Net        from Net
               Beginning     Income       Gain (Loss)    Investment     Investment     Realized Gain
               of Period     (Loss)     on Investments   Operations       Income      on Investments
----------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND
+ 1999         $  9.14       $0.01          $0.63          $0.64         $  -             $ -
  1998            8.70        0.05           0.53           0.58          (0.05)           (0.09)
  1997            7.81        0.09           1.35           1.44          (0.09)           (0.46)
  1996            7.12        0.10           1.18           1.28          (0.10)           (0.49)
  1995            6.48        0.10           1.05           1.15          (0.09)           (0.42)
  1994            6.41        0.06           0.15           0.21          (0.05)           (0.09)
ROYCE MICRO-CAP FUND - INVESTMENT CLASS
+ 1999         $  8.55      $(0.03)         $0.27          $0.24         $  -             $  -
  1998            9.40       (0.05)         (0.29)         (0.34)         (0.01)           (0.50)
  1997            8.14         -             2.01           2.01            -              (0.75)
  1996            7.53       (0.01)          1.17           1.16            -              (0.55)
  1995            6.48         -             1.24           1.24            -              (0.19)
  1994            6.47         -             0.23           0.23            -              (0.22)
ROYCE MICRO-CAP FUND - CONSULTANT CLASS (a)
+ 1999         $  8.50      $(0.05)         $0.25          $0.20         $  -             $  -
  1998           10.58       (0.07)         (1.50)         (1.57)         (0.01)           (0.50)
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
+ 1999         $  7.35      $ 0.02          $0.36          $0.38         $  -             $  -
  1998            7.82        0.05           0.24           0.29          (0.05)           (0.71)
  1997            7.11        0.07           1.70           1.77          (0.06)           (1.00)
  1996            7.71        0.11           0.84           0.95          (0.11)           (1.44)
  1995            7.41        0.11           1.27           1.38          (0.11)           (0.97)
  1994            8.31        0.12          (0.18)         (0.06)         (0.11)           (0.73)
PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (b)
+ 1999         $  7.34      $(0.01)         $0.37          $0.36         $  -             $  -
  1998            7.81       (0.01)          0.24           0.23            -              (0.70)
  1997            7.90        0.02           0.93           0.95          (0.04)           (1.00)
ROYCE SELECT FUND (c)
+ 1999         $107.79      $(1.93)        $26.02         $24.09         $  -             $  -
  1998          100.00        0.06           7.79           7.85          (0.06)             -


                                                                       Ratio of       Ratio of Net
                             Net Asset                Net Assets,    Expenses to   Investment Income   Portfolio
                Total       Value, End    Total      End of Period   Average Net   (Loss) to Average   Turnover
            Distributions    of Period    Return    (in thousands)    Assets (d)       Net Assets        Rate
----------------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND
+ 1999        $  -          $  9.78        7.0%         $598,578         1.24%*          0.13%*            23%
  1998         (0.14)          9.14        6.7%          568,989         1.23%           0.55%             46%
  1997         (0.55)          8.70       18.4%          533,141         1.24%           1.20%             18%
  1996         (0.59)          7.81       18.1%          317,024         1.25%           1.25%             34%
  1995         (0.51)          7.12       17.8%          302,239         1.25%           1.48%             39%
  1994         (0.14)          6.48        3.3%          202,390         1.38%           1.19%             38%
ROYCE MICRO-CAP FUND - INVESTMENT CLASS
+ 1999        $  -          $  8.79        2.8%         $133,983         1.49%*         (0.79)%*            7%
  1998         (0.51)          8.55       (3.3)%         165,420         1.49%          (0.57)%            56%
  1997         (0.75)          9.40       24.7%          199,637         1.49%           0.04%             38%
  1996         (0.55)          8.14       15.5%          141,329         1.79%          (0.20)%            70%
  1995         (0.19)          7.53       19.1%           97,729         1.94%           0.10%             25%
  1994         (0.22)          6.48        3.6%           26,774         1.99%           0.02%             54%
ROYCE MICRO-CAP FUND - CONSULTANT CLASS (a)
+ 1999        $  -          $  8.70        2.4%         $  1,223         2.49%*         (1.76)%*            7%
  1998         (0.51)          8.50      (14.6)%             751         2.49%*         (1.62)%*           56%
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
+ 1999        $  -          $  7.73        5.2%         $455,110         1.05%*          0.47%*             8%
  1998         (0.76)          7.35        4.2%          466,857         1.01%           0.62%             29%
  1997         (1.06)          7.82       25.0%          507,635         1.05%           0.88%             18%
  1996         (1.55)          7.11       12.8%          456,868         0.99%           1.05%             29%
  1995         (1.08)          7.71       18.7%          630,119         0.98%           1.18%             10%
  1994         (0.84)          7.41       (0.7)%         771,417         0.98%           1.33%             17%
PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (b)
+ 1999        $  -          $  7.70        4.9%         $136,634         1.78%*         (0.27)%*            8%
  1998         (0.70)          7.34        3.4%          140,042         1.74%          (0.11)%            29%
  1997         (1.04)          7.81       12.0%          151,948         1.65%*          0.29%*            18%
ROYCE SELECT FUND (c)
+ 1999        $  -          $131.88       22.4%         $  5,324         2.70%          (4.61)%*           70%
  1998         (0.06)        107.79        7.9%            1,090         0.00%           0.50%*            27%

  (a) The Class commenced operations on May 4, 1998.
  (b) The Class commenced operations on June 18, 1997.
  (c) The Fund commenced operations on November 18, 1998.
  (d) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.28% in 1996 for Royce Premier Fund; 1.86%, 1.81%, 1.80%, 1.87%, 1.97% and 2.34%
      in 1999 to 1994, respectively, for Royce Micro-Cap Fund-Investment Class; 4.37% and 4.52% in 1999 and 1998, respectively, for Royce Micro-Cap Fund-Consultant Class; 1.03% and 0.99% in 1996 and 1995, respectively, for Pennsylvania Mutual Fund-Investment Class; 2.03%, 1.99% and 2.00% in 1999 to 1997, respectively, for Pennsylvania Mutual Fund-Consultant Class; and 3.83% and 1.03% in 1999 and 1998, respectively, for Royce Select Fund.

* Annualized.
+ Six months ended June 30, 1999 (unaudited).

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
--------------------------------------------------------------------------------

                 Net           Net       Net Realized                 Distributions    Distributions
            Asset Value,   Investment   and Unrealized   Total from      from Net        from Net
              Beginning      Income       Gain (Loss)    Investment     Investment     Realized Gain
              of Period      (Loss)     on Investments   Operations       Income      on Investments
----------------------------------------------------------------------------------------------------
ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS (a)
+ 1999         $8.24        $(0.02)          $1.38         $1.36         $  -             $  -
  1998          6.91         (0.02)           1.37          1.35            -              (0.02)
  1997          5.83         (0.01)           1.52          1.51            -              (0.43)
  1996          5.01           -              1.27          1.27            -              (0.45)
  1995          5.00           -              0.01          0.01            -                -
ROYCE TRUST & GIFTSHARES FUND -  CONSULTANT CLASS (b)
+ 1999         $8.14        $(0.05)          $1.34         $1.29         $  -             $  -
  1998          6.88         (0.06)           1.34          1.28            -              (0.02)
  1997          7.21         (0.01)           0.11          0.10            -              (0.43)
ROYCE TOTAL RETURN FUND
+ 1999         $7.56        $ 0.09           $0.05         $0.14         $(0.08)          $  -
  1998          7.52          0.15            0.20          0.35          (0.15)           (0.16)
  1997          6.29          0.11            1.38          1.49          (0.11)           (0.15)
  1996          5.76          0.14            1.28          1.42          (0.16)           (0.73)
  1995          5.12          0.13            1.24          1.37          (0.13)           (0.60)
  1994          5.00          0.02            0.24          0.26          (0.02)           (0.12)
ROYCE LOW-PRICED STOCK FUND
+ 1999         $6.95        $(0.02)          $1.02         $1.00         $  -             $  -
  1998          6.82         (0.01)           0.17          0.16            -              (0.03)
  1997          6.30         (0.03)           1.26          1.23            -              (0.71)
  1996          5.62         (0.03)           1.31          1.28            -              (0.60)
  1995          5.07         (0.04)           1.18          1.14            -              (0.59)
  1994          5.01         (0.03)           0.18          0.15            -              (0.09)
ROYCE OPPORTUNITY FUND (c)
+ 1999         $6.02        $ 0.01           $0.91         $0.92         $  -             $  -
  1998          5.92         (0.01)           0.29          0.28            -              (0.18)
  1997          5.26          0.07            1.03          1.10          (0.08)           (0.36)
  1996          5.00           -              0.26          0.26            -                -


                                                                       Ratio of       Ratio of Net
                              Net Asset               Net Assets,    Expenses to   Investment Income   Portfolio
                 Total       Value, End     Total    End of Period   Average Net   (Loss) to Average   Turnover
             Distributions    of Period    Return   (in thousands)    Assets (d)       Net Assets        Rate
-----------------------------------------------------------------------------------------------------------------
ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS (a)
+ 1999         $  -             $9.60       16.5%      $ 11,261         1.49%*          (0.46)%*           86%
  1998          (0.02)           8.24       19.5%         8,418         1.49%           (0.35)%           153%
  1997          (0.43)           6.91       26.0%         3,614         1.49%           (0.32)%            64%
  1996          (0.45)           5.83       25.6%         1,064         1.49%           (0.05)%            93%
  1995            -              5.01        0.2%           502         0.70%*           0.00%*             0%
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (b)
+ 1999         $  -             $9.43       15.8%      $  2,081         2.49%*          (1.36)%*           86%
  1998          (0.02)           8.14       18.5%         1,276         2.49%           (1.39)%           153%
  1997          (0.43)           6.88        1.5%           107         2.49%*          (1.35)%*           64%
ROYCE TOTAL RETURN FUND
+ 1999         $(0.08)          $7.62        1.9%      $266,622         1.25%*           2.42%*            15%
  1998          (0.31)           7.56        4.8%       244,989         1.25%            2.75%             66%
  1997          (0.26)           7.52       23.7%       120,446         1.25%            3.15%             26%
  1996          (0.89)           6.29       25.5%         6,234         1.25%            2.50%            111%
  1995          (0.73)           5.76       26.9%         2,548         1.67%            2.42%             68%
  1994          (0.14)           5.12        5.2%         1,656         1.96%            0.49%             88%
ROYCE LOW-PRICED STOCK FUND
+ 1999         $  -             $7.95       14.4%      $ 22,383         1.49%*          (0.57)%*           29%
  1998          (0.03)           6.95        2.4%        21,174         1.49%           (0.11)%           111%
  1997          (0.71)           6.82       19.5%        18,096         1.49%           (0.47)%            99%
  1996          (0.60)           6.30       22.8%        15,905         1.88%           (0.67)%           137%
  1995          (0.59)           5.62       22.5%         4,215         1.97%           (1.11)%           114%
  1994          (0.09)           5.07        3.0%         1,880         1.89%           (1.11)%            95%
ROYCE OPPORTUNITY FUND (c)
+ 1999         $  -             $6.94       15.3%      $ 47,348         1.49%*           0.42%*            64%
  1998          (0.18)           6.02        4.9%        34,278         1.25%           (0.16)%           120%
  1997          (0.44)           5.92       20.8%        22,244         0.99%            1.23 %            77%
  1996            -              5.26        5.2%        17,857         0.97%*           0.83%*             1%

  (a) The Fund commenced operations on December 27, 1995.
  (b) The Class commenced operations on September 26, 1997.
  (c) The Fund commenced operations on November 19, 1996.
  (d) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 2.22%, 2.45%, 3.82%, 6.53% and 1.95% in 1999 to 1995, respectively, for Royce
      Trust & GiftShares Fund - Investment Class; 3.54%, 4.70% and 30.28% in 1999 to 1997, respectively, for Royce Trust & GiftShares Fund - Consultant Class; 1.34%, 1.35%, 1.67%, 2.23%, 2.38% and 3.21% in 1999 to 1994,
      respectively, for Royce Total Return Fund; 2.32%, 2.31%, 2.38%, 2.59%, 3.47% and 3.63% in 1999 to 1994, respectively, for Royce Low-Priced Stock Fund; and 1.53%, 1.54%, 1.56% and 1.97% in 1999 to 1996, respectively, for
      Royce Opportunity Fund.

* Annualized.
+ Six months ended June 30, 1999 (unaudited).

54 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Premier Fund, Royce Micro-Cap Fund, Pennsylvania Mutual Fund, Royce Select Fund, Royce Trust & GiftShares Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund (the "Fund" or "Funds"), are eight series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Effective April 30, 1999, Royce GiftShares Fund changed its name to Royce Trust & GiftShares Fund and PMF II changed its name to Royce Opportunity Fund.

     Three funds in the series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Trust & GiftShares Fund, offer two classes of shares; an Investment Class and a Consultant Class.

     Classes of shares have equal rights as to earnings and assets, except that each class may bear different distribution, shareholder servicing, registration and shareholder reports fees and expenses and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses.

Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Distributions:
     Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Security lending:
     Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.



INVESTMENT ADVISER AND DISTRIBUTOR:

Investment Adviser:
     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly (except for Royce Select Fund). Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds' net annual operating expense ratios at specified levels through December 31, 1999.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 55

--------------------------------------------------------------------------------

                                  Annual contractual rate of advisory
                                    fee based on average net assets
---------------------------------------------------------------------
 Royce Premier Fund                             1.00%
 Royce Micro-Cap Fund                           1.50%
 Pennsylvania Mutual Fund                       0.78%*
 Royce Select Fund                             see below
 Royce Trust & GiftShares Fund                  1.00%
 Royce Total Return Fund                        1.00%
 Royce Low-Priced Stock Fund                    1.50%
 Royce Opportunity Fund                         1.00%
---------------------------------------------------------------------


                                          Specified ratio of            Six months ended June 30, 1999
                                    expenses to average net assets      ------------------------------
                                  -----------------------------------    Net advisory    Advisory
                                  Investment Class   Consultant Class    fees accrued   fees waived
------------------------------------------------------------------------------------------------------
 Royce Premier Fund                     N/A               N/A             $2,639,533     $   -
 Royce Micro-Cap Fund                   1.49%             2.49%              753,201      249,135
 Pennsylvania Mutual Fund               N/A               N/A              2,131,317         -
 Royce Select Fund
 Royce Trust & GiftShares Fund          1.49%             2.49%               26,826       25,027
 Royce Total Return Fund                1.25%             N/A              1,088,929      105,972
 Royce Low-Priced Stock Fund            1.49%             N/A                 84,018       53,387
 Royce Opportunity Fund                 1.49%             N/A                167,948        7,536
------------------------------------------------------------------------------------------------------

* Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of such net assets and 0.75% of average net assets in excess of $100 million.

     Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund's pre-fee total return. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. This fee is calculated and accrued daily, based on the Fund's then current net assets. The fee for the period from commencement date through December 31, 1999 is payable on December 31, 1999. Royce voluntarily committed to waive performance fees until the Fund achieved a 15% total return since inception of the Fund. This condition was met on April 27, 1999. For the six months ended June 30, 1999, the Fund accrued $92,153 of performance fees (net of voluntary waivers of $38,746).

Distributor:
     Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is a wholly owned subsidiary of Royce. For the six months ended June 30, 1999, RFS received 12b-1 distribution fees of $472,178 (net of voluntary waivers of $157,393), $4,384 and $7,804 from the Consultant Classes of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds, respectively. RFS voluntarily waived the distribution fees of $11,012 and $22,901 from the Investment Class of Royce Trust & GiftShares Fund and Royce Low-Priced Stock Fund. The distribution agreement provides for maximum fees at the annual rate of 1.0% of each Fund's Consultant Class average net assets and 0.25% of the average net assets of the Investment Class of Royce Trust & GiftShares Fund and Royce Low-Priced Stock Fund.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
     For the six months ended June 30, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

                                         Purchases          Sales
   -----------------------------------------------------------------
   Royce Premier Fund                  $117,062,803     $120,816,561
   Royce Micro-Cap Fund                   9,039,389       43,635,510
   Pennsylvania Mutual Fund              41,548,712       96,358,609
   Royce Select Fund                      4,937,867        2,004,656
   Royce Trust & GiftShares Fund          8,720,735        8,334,477
   Royce Total Return Fund               59,508,165       33,958,904
   Royce Low-Priced Stock Fund            5,194,854        8,712,053
   Royce Opportunity Fund                27,458,280       22,285,531
   -----------------------------------------------------------------

--------------------------------------------------------------------------------
TAX BASIS OF INVESTMENTS:
     At June 30, 1999, tax basis net unrealized appreciation was equal to the difference between aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value, as follows:

                                                                                Gross Unrealized
                                       Tax Basis       Net Unrealized     ----------------------------
                                          Cost          Appreciation      Appreciation    Depreciation
------------------------------------------------------------------------------------------------------
  Royce Premier Fund                 $425,973,148       $126,505,002      $139,242,527     $12,737,525
  Royce Micro-Cap Fund                122,822,251          7,154,506        29,289,268      22,134,762
  Pennsylvania Mutual Fund            368,702,750        192,829,400       222,164,288      29,334,888
  Royce Select Fund                     4,015,550            720,767           819,333          98,566
  Royce Trust & GiftShares Fund         9,573,845          1,882,412         2,169,003         286,591
  Royce Total Return Fund             236,842,312          3,584,958        21,505,191      17,920,233
  Royce Low-Priced Stock Fund          17,824,935          1,376,287         2,983,335       1,607,048
  Royce Opportunity Fund               38,109,457          6,173,078         8,569,159       2,396,081
------------------------------------------------------------------------------------------------------

TRANSACTIONS IN AFFILIATED COMPANIES:
     An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The following transactions were effected in shares of such companies for the six months ended June 30, 1999.


                                                            Purchases             Sales
                                                        -----------------   -----------------     Realized      Dividend
                            Affiliated Company           Shares     Cost     Shares     Cost     Gain (Loss)     Income
------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Fund        Business Resource Group         -        -          -        -            -             -
Royce Total Return Fund     Mueller (Paul)                  -        -          -        -            -          $71,400
------------------------------------------------------------------------------------------------------------------------

56 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

POSTSCRIPT
--------------------------------------------------------------------------------

FUNNY BUSINESS
A senior member of our investment staff related the following story to us.

Early this past March, my old college buddy Jerry had asked me to meet him at a trendy downtown restaurant. I was looking forward to a pleasant night out with an old friend to take some of the sting out of one of the worst periods for small-cap stocks in recent memory. I arrived just in time to see Jerry's cab roll up to the restaurant's door. He sprung out smiling from the back seat as he chomped on a cigar about the size of a baseball bat. After getting our table and informing me that dinner was on him, he looked at me shaking his head with a pitying look in his eye. "And I always thought you were the smart one," he said, "but man I've been making such a killing lately that I may just have to come by your office and show you guys how it's done."

    I was confused. Jerry couldn't be talking about investing. He thought hedge funds invested in plant life. He wouldn't know Warren Buffet from Warren Beatty. Jerry in the market? It just didn't seem possible.

    "Oh, it's possible," he said with a laugh. "I opened up one of those accounts where you pick your own stocks on your computer. I've been doing it for a while now, and don't think I haven't learned anything from you -- I'm in it all for the long haul, just like your company. I'll give you a good example. I held my last Internet stock for almost three months before I sold it."

    "Three months? Jerry, that's a lunchtime in this business" I said. "Long-term usually means a minimum of three years to us."

    He started shaking his head again, "You guys need to stop looking at all that balance sheet and numbers stuff and watch a little TV or get on the net. It's a whole new world out there. The money's practically falling out of the sky, and you guys are sitting around looking at your reports and buying these teeny little companies that make things." He laughed. "I mean, news flash, buddy, the earth isn't flat!" With that he leaned back and handed the busboy $5 for refilling his water glass.

    I left that night feeling worse than ever. Not only were small-cap stocks struggling, but one of my oldest friends was getting rich in the stock market almost because he didn't know what he was doing. Ignorance was turning into Jerry's very profitable advantage. I knew investing could be a funny business, but it wasn't supposed to be this funny.

    Around mid-June, there was a lot of volatility in the market as a whole, but small-caps were rebounding, and I was in a much better mood. Even when everything couldn't have looked worse, our patience, consistency and long-term outlook kept us from losing our composure. Over the years, depending on what was hot in the stock market at the time, we've heard it all -- small-caps are out, value investing is passe, the old ways of looking for financially solid, well-run companies are obsolete. But through it all, we've just kept doing what we do. I started wondering how Jerry was doing, since I hadn't heard from him in a while. I dialed his number and after several rings he picked up.

    "Hello?" He sounded kind of hoarse.

    "Hey, how are you?" I asked. "How are your adventures in investing?"

    "Um, well, not bad, I guess...but not great. I just bought this hot new internet company, Sell-at-Any-Price.com, that gives free online investment advice for a very reasonable monthly fee to people who make their own picks like me. I didn't get in on the ground floor, but it still looked like they couldn't lose. They had almost 30,000 customers and the market cap when I bought was only $1 billion...I mean, it was like stealing, really. But now suddenly it's off 75% from the high, and the high's where I bought in."

    "Well at least you didn't put all your money into this company, did you? What's it called again," I asked, "sucker's_bet.com? Jerry...Jerry...Jerry, are you there?"

    It's never fun to hear an old friend cry, but maybe Jerry will become a small-cap value investor.

[begin sidebar}

Even when everything couldn't have looked worse, our patience, consistency and long-term outlook kept us from losing our composure. Over the years, depending on what was hot in the stock market at the time, we've heard it all - small-caps are out, value investing is passe, the old ways of looking for financially solid, well-run companies are obsolete. But through it all, we've just kept doing what we do.

[end sidebar]

[graphic: hare chasing turtle]

                                      THE
                                     ROYCE
                                     FUNDS


                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                 HIGHLY RESPECTED SMALL-COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $2.9 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.

                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce Trust & GiftShares Fund have been among the "least volatile" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                             CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $40 million invested in The Royce Funds.


                                THE ROYCE FUNDS
                 1414 AVENUE OF THE AMERICAS, NEW YORK NY 10019

GENERAL INFORMATION                   ADVISOR SERVICES
Additional Report Copies              For Fund Materials, Performance Updates,
and Prospectus Inquiries              Transactions or Account Inquiries
(800) 221-4268                        (800) 33-ROYCE (337-6923)

SHAREHOLDER SERVICES                  BROKER/DEALER SERVICES
(800) 841-1180                        For Fund Materials and Performance Updates
                                      (800) 59-ROYCE (597-6923)
AUTOMATED TELEPHONE SERVICES
(800) 78-ROYCE  (787-6923)

                               www.roycefunds.com
                               funds@roycenet.com

       This report must be accompanied or preceded by a current prospectus of each of the Funds. Please read the prospectus carefully before investing or sending money.